                       SELECTDIRECTIONS VARIABLE ANNUITY

                        ALLSTATE LIFE INSURANCE COMPANY

                            Nebraska Service Center
                  P.O. Box 80469, Lincoln, Nebraska 68501-0469
                       Telephone Number:  1-800-632-3492

                          Prospectus dated May 1, 2000

Allstate Life Insurance Company ("we" or "Allstate") is offering the SELECTDIRECTIONS VARIABLE ANNUITY, an individual and group flexible premium deferred variable annuity contract ("Contract"). Please read this prospectus and keep it for future reference. It contains important information about the Contract that you should know before investing.

The Contract currently offers 26 investment alternatives: 2 Fixed Account Options ("Standard Fixed Account Option" and "Dollar Cost Averaging Fixed Account Option") and 24 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Financial Advisors Separate Account I ("Variable Account"). Money you direct into a Variable Sub-Account is invested exclusively in one of the following mutual fund portfolios ("Portfolios"):

AIM VARIABLE INSURANCE FUNDS:                  MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
  AIM V.I. Capital Appreciation                TRUST-SM-:
  AIM V.I. Diversified Income                  MFS Bond
  AIM V.I. Growth and Income                   MFS Growth with Income
  AIM V.I. International Equity                MFS High Income
  AIM V.I. Value                               MFS New Discovery
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      OPPENHEIMER VARIABLE ACCOUNT FUNDS:
(VIP):                                         Oppenheimer Bond/VA
  Fidelity VIP                                 Oppenheimer Capital Appreciation/VA
CONTRAFUND-REGISTERED TRADEMARK-               Oppenheimer Global Securities/VA
  Fidelity VIP Growth                          Oppenheimer High Income/VA
  Fidelity VIP High Income                     Oppenheimer Small Cap Growth/VA
  Fidelity VIP Index 500                       VAN KAMPEN LIFE INVESTMENT TRUST:
  Fidelity VIP Overseas                        Van Kampen LIT Comstock
  Fidelity VIP Investment Grade Bond           Van Kampen LIT Domestic Income
                                               Van Kampen LIT Emerging Growth
                                               Van Kampen LIT Money Market

We (Allstate) have filed the Statement of Additional Information, dated May 1, 2000, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page B-1 of this prospectus. For a free copy, contact us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for further information on the operation of the public reference room.

                     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                     DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                     HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                     PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                     FEDERAL CRIME.

        IMPORTANT    The Contracts may be distributed through broker-dealers that
        NOTICES      have relationships with banks or other financial
                     institutions or by employees of such banks. However, the
                     Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency.
                     Investment in the Contracts involves investment risks,
                     including possible loss of principal.

                     The Contracts are not FDIC insured.

                               TABLE OF CONTENTS

Glossary....................................................     4
Questions and Answers about SelectDirections................     7
Expense Table...............................................    14
  Examples..................................................    17
Explanation of Expense Table and Examples...................    19
  Financial Information.....................................    19
Description of the SelectDirections Contract................    19
  Summary...................................................    19
  Contract Owner............................................    19
  Annuitant.................................................    20
  Modification of the Contract..............................    20
  Assignment................................................    20
  Return Privilege..........................................    20
Purchases and Contract Value................................    21
  Purchasing the Contract...................................    21
  Automatic Payment Plan....................................    21
  Allocation of Purchase Payments...........................    21
  Contract Value............................................    22
  Variable Account Accumulation Unit Value..................    22
Transfers...................................................    22
  Transfers During the Accumulation Phase...................    22
  Transfers Authorized by Telephone.........................    23
  Automatic Dollar Cost Averaging Program...................    23
  Automatic Portfolio Rebalancing Program...................    23
The Investment Alternatives.................................    24
  Variable Sub-account Investments..........................    24
  Investment Objectives of the Portfolios...................    25
  Voting Rights.............................................    26
  Additions, Deletions, and Substitutions of Portfolios.....    27
  The Fixed Account Options.................................    27
    General.................................................    27
    Standard Fixed Account Option...........................    28
    Dollar Cost Averaging Fixed Account Option..............    28
Income Payments.............................................    28
  Payout Start Date.........................................    28
  Income Plans..............................................    28
  Income Payments: General..................................    29
  Variable Income Payments..................................    30
  Fixed Income Payments.....................................    31
  Transfers During the Payout Phase.........................    31
  Death Benefit During the Payout Phase.....................    31
  Certain Employee Benefit Plans............................    32
Death Benefits..............................................    32
  The Death Benefit: General................................    32
  Standard Death Benefit....................................    32
  Claim and Payment.........................................    33
  Enhanced Death Benefit Rider..............................    34
    Enhanced Death Benefit A................................    34
    Enhanced Death Benefit B................................    35
  Enhanced Death and Income Benefit Rider...................    35
  Beneficiary...............................................    35
Access to Your Money........................................    36
  In General................................................    36

  Partial Withdrawals.......................................    36
  Total Withdrawal..........................................    37
  Substantially Equal Periodic Payments.....................    37
  Systematic Withdrawal Program.............................    38
  ERISA Plans...............................................    38
  Minimum Contract Value....................................    38
Expenses....................................................    39
  Mortality and Expense Risk Charge.........................    39
  Administrative Expense Charge.............................    39
  Contract Maintenance Charge...............................    40
  Transfer Fee..............................................    40
  Withdrawal Charge.........................................    40
  Free Withdrawal...........................................    41
  Waiver of Withdrawal Charges..............................    42
    General.................................................    42
    Confinement Waiver......................................    42
    Terminal Illness Waiver.................................    42
    Unemployment Waiver.....................................    42
  Premium Taxes.............................................    43
  Deduction for Variable Account Income Taxes...............    43
  Other Expenses............................................    43
Tax Matters.................................................    43
  Introduction..............................................    43
  Taxation of Annuities in General..........................    44
    Tax Deferral............................................    44
    Non-Natural Owners......................................    44
    Diversification Requirements............................    44
    Ownership Treatment.....................................    44
    Taxation of Partial and Full Withdrawals................    45
    Taxation of Income Payments.............................    45
    Taxation of Annuity Death Benefits......................    45
    Penalty Tax on Premature Distributions..................    46
    Aggregation of Annuity Contracts........................    46
  Tax Qualified Contracts...................................    46
    Restrictions under Section 403(b) Plans.................    46
  Income Tax Withholding....................................    47
Performance Information.....................................    47
  Yields and Standard Total Return..........................    47
  Other Performance Data....................................    48
Allstate Life Insurance Company and the Variable Account....    49
  Allstate Life Insurance Company...........................    49
  The Variable Account......................................    49
Administration..............................................    50
Year 2000...................................................    50
Market Timing and Asset Allocation Services.................    50
Distribution of Contracts...................................    51
Legal Proceedings...........................................    51
Legal Matters...............................................    51
Registration Statement......................................    51
Appendix A - Accumulation Unit Values.......................   A-1
Table of Contents of the Statement of Additional
 Information................................................   B-1

                                    GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION PHASE - The first of two phases during the life of the Contract. The Accumulation Phase begins on the issue date and will continue until the Payout Start Date unless you terminate the Contract before that date.

ACCUMULATION UNIT - The unit of measurement we use to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.

ANNUITANT - The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period).

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of variable income payments.

BENEFICIARY(IES) - The person(s) you designate to receive any death benefits under the Contract when the last surviving Contract owner dies.

COMPANY ("WE," "US," "OUR," "ALLSTATE") - Allstate Life Insurance Company.

CONTRACT - SelectDirections, a flexible premium deferred variable annuity. In certain states, the Contract is available only as a group Contract. In those states we issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

CONTRACT ANNIVERSARY - Each anniversary of the issue date.

CONTRACT OWNER ("YOU") - The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

CONTRACT VALUE - The sum of the values of your interests in the Variable Sub-Accounts of the Variable Account and the Fixed Account Options.

CONTRACT YEAR - Each twelve-month period beginning on the issue date and on each Contract Anniversary.

FIXED ACCOUNT OPTIONS - Two options to which you can direct your money under the Contract that provide a guarantee of principal and minimum interest. The Fixed Account Options are the Dollar Cost Averaging Fixed Account Option ("DCA Account") and the Standard Fixed Account Option. Fixed account assets are our general account assets.

FIXED INCOME PAYMENTS - A series of income payments that are fixed in amount.

GUARANTEE PERIOD - A one year period during which we will credit a specific effective annual interest rate on an amount you allocate to the Standard Fixed Account Option.

INCOME PLAN - A series of payments we will make on a scheduled basis to you or to another person designated by you. We will apply your money to provide these payments (called "income payments") on the Payout Start Date. Income payments will continue until we make the last payment required by the Income Plan you select. You can elect to receive income payments for life and/or for a pre-set number of years, and you may elect to receive fixed or variable income payments or a combination of both.

ISSUE DATE - The date when the Contract becomes effective.

LATEST PAYOUT START DATE - The latest date by which we apply your money to provide income payments under the Income Plan you select.

NET INVESTMENT FACTOR - The factor we use to determine the value of an Accumulation Unit or annuity unit in any Valuation Period. We determine the net investment factor separately for each Variable Sub-Account.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

PAYMENT YEAR - Each twelve-month period measured from the date we receive a purchase payment.

PAYOUT PHASE - The second of two phases during the life of your Contract. The Payout Phase begins on the Payout Start Date. During this phase, you receive income payments under the Income Plan you choose until we have made the last payment required by the plan.

PAYOUT START DATE - The date on which we apply your money to an Income Plan.

PORTFOLIO(S) - The underlying mutual funds in which the Variable Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PURCHASE PAYMENTS - Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

SETTLEMENT VALUE - The amount we will pay in the event you fully withdraw all Contract Value. It is equal to the Contract Value, less any applicable premium taxes, income tax withholding, withdrawal charge, and the contract maintenance charge.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange ("NYSE") is open for business. Allstate is open for business on each day the NYSE is open.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Variable Sub-Accounts in order to price Accumulation Units and annuity units. Each Valuation Period begins at the close of normal trading on the NYSE (currently 3:00 p.m. Central time on each Valuation Date) and ends at the close of the NYSE on the next Valuation Date.

VARIABLE ACCOUNT - The Allstate Financial Advisors Separate Account I is a separate investment account composed of Variable Sub-Accounts that we established to receive and invest purchase payments paid under the Contract.

VARIABLE SUB-ACCOUNT - A subdivision of the Variable Account, which invests exclusively in shares of one of the Portfolios.

VARIABLE INCOME PAYMENTS - A series of income payments that vary in amount based on changes in the value of the Variable Sub-Accounts in which you are invested at that time.

WITHDRAWAL CHARGE - The contingent deferred sales charge that we may assess if you withdraw your Contract Value.

                  QUESTIONS AND ANSWERS ABOUT SELECTDIRECTIONS

The following are answers to some of the key questions you may have about the SelectDirections Contract. Please read the remainder of this prospectus for more information.

1. WHAT IS SELECTDIRECTIONS?

SelectDirections is a Contract between you (the Contract owner) and Allstate, a life insurance company, that is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing and is available for non-qualified or qualified retirement plans.

Like all DEFERRED annuity contracts, SelectDirections has two phases: the Accumulation Phase and the Payout Phase. During the ACCUMULATION PHASE, you can save for retirement by investing in the investment alternatives and pay no federal income taxes on any earnings until you withdraw them. During the PAYOUT PHASE, you can receive retirement income for life and/or for a pre-set number of years by selecting one of the Income Plans described in the answer to Question
2. The amount of money you may accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will be used to determine the amount of your income payments during the Payout Phase.

The Accumulation Phase begins on the issue date and continues until the Payout Start Date. During the Accumulation Phase, you may invest your purchase payments in one or more of the Variable Sub-Accounts or, in most states, allocate them to the Fixed Account Options. The value of your Contract will depend on the investment performance of the Variable Sub-Accounts and the amount of interest we credit to the Fixed Account Options.

During the Accumulation Phase, each Variable Sub-Account invests in a single investment portfolio of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts you allocate to the Variable Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. In some states, you may also allocate all or part of your Contract Value to the "Fixed Account Options", as described in the answer to Question 5.

During the Payout Phase, you will receive income payments for life and/or for a selected number of years under one of the Income Plans we offer. On the Payout Start Date, we will apply your money to provide income payments according to an Income Plan. Your income payments will continue until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a FIXED INCOME PAYMENT option, we will guarantee the amount of your payments, which will remain fixed. If you select a VARIABLE INCOME PAYMENT option, based on one or more of the Variable Sub-Accounts, the amount of your income payments will vary up or down depending on the performance of the corresponding Portfolio in which you are invested at that time.

2. WHAT INCOME PLANS DOES SELECTDIRECTIONS OFFER? (SEE INCOME PAYMENTS PAGE 28)

Beginning on the Payout Start Date, you may receive income payments on a fixed or a variable basis or a combination of the two.

We offer a variety of Income Plans including:

    -  a life annuity, with payments guaranteed for five to twenty years;

    - a joint and full survivorship annuity, with payments guaranteed for five to twenty years; and

    -  fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your Income Plan at any time before the Payout Start Date. You may select the Payout Start Date. The latest date you may select, however, is the later of the tenth Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select an Income Plan that provides income payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-Accounts you have selected at that time. The fixed portion of your income payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Payout Phase you will have a limited ability to change the relative weighting of the Variable Sub-Accounts on which your variable income payments are based or to increase the portion of your income payments consisting of fixed income payments.

3. HOW DO I BUY SELECTDIRECTIONS? (SEE PURCHASES AND CONTRACT VALUE PAGE 21)

You can obtain a Contract application from your Personal Financial Representative. Your initial purchase payment must be at least $1,200. We will not issue a Contract to you if either you or the Annuitant is older than age 90 before we receive your application.

4. WHAT ARE MY INVESTMENT ALTERNATIVES UNDER SELECTDIRECTIONS? (SEE VARIABLE SUB-ACCOUNT INVESTMENTS PAGE 24)

During the Accumulation Phase, you can allocate and reallocate your investment among the Fixed Account Options and the Variable Sub-Accounts. Each Variable Sub-Account invests in a single Portfolio. The Portfolios we offer through the Variable Sub-Accounts under this Contract are:

AIM VARIABLE INSURANCE FUNDS:                  MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
  AIM V.I. Capital Appreciation                TRUST-SM-:
  AIM V.I. Diversified Income                  MFS Bond
  AIM V.I. Growth and Income                   MFS Growth with Income
  AIM V.I. International Equity                MFS High Income
  AIM V.I. Value                               MFS New Discovery
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      OPPENHEIMER VARIABLE ACCOUNT FUNDS:
(VIP):                                           Oppenheimer Bond/VA
  Fidelity VIP                                 Oppenheimer Capital Appreciation/VA
CONTRAFUND-REGISTERED TRADEMARK-               Oppenheimer Global Securities/VA
  Fidelity VIP Growth                          Oppenheimer High Income/VA
  Fidelity VIP High Income                     Oppenheimer Small Cap Growth/VA
  Fidelity VIP Index 500                       VAN KAMPEN LIFE INVESTMENT TRUST:
  Fidelity VIP Investment Grade Bond           Van Kampen LIT Comstock
  Fidelity VIP Overseas                        Van Kampen LIT Domestic Income
                                               Van Kampen LIT Emerging Growth
                                               Van Kampen LIT Money Market

Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. WHAT ARE THE FIXED ACCOUNT OPTIONS? (SEE FIXED ACCOUNT OPTIONS PAGE 27)

We offer two Fixed Account Options: the Standard Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.

We credit interest daily to money allocated to the Fixed Account Options at a rate that compounds over one year to the interest rate we guaranteed when the money was allocated. We will credit interest on the initial purchase payment allocated to the Fixed Account Options from the issue date. We will credit interest to subsequent purchase payments allocated to the Fixed Account Options from the date we receive them at a rate declared by us. We will credit interest to transfers from the date the transfer is made.

STANDARD FIXED ACCOUNT OPTION: Money in the Standard Fixed Account Option will earn interest at the current rate in effect at the time of allocation or transfer to the Standard Fixed Account Option. We currently offer a one year Guarantee Period. Other Guarantee Periods may be offered at our discretion. Subsequent renewal dates will be on anniversaries of the first renewal date. After the initial Guarantee Period, a renewal rate will be declared at our discretion. We guarantee that the money you place in the Standard Fixed Account Option will earn interest at an annual rate of at least 3.0%.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION: You may direct all or a portion of your purchase payments to the Dollar Cost Averaging Fixed Account Option ("DCA Account"). The minimum purchase payment amount that may be allocated to the DCA Account is $100. The payments, plus interest, will be transferred out of the DCA Account in equal monthly installments and placed in the Variable Sub-Accounts or the Standard Fixed Account Option in the percentages you designate. When you make an allocation to the DCA Account, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Variable Sub-Accounts or the Standard Fixed Account Option. We will complete the transfers within one year of the allocation. At our discretion we may change the rate that we set for new allocations to the DCA Account. We will never, however, set a rate less than an effective annual rate of 3.0%. Transfers into the DCA Account are not permitted.

6. WHAT ARE MY EXPENSES UNDER SELECTDIRECTIONS? (SEE EXPENSES PAGE 39)

CONTRACT MAINTENANCE CHARGE

Each year on the Contract Anniversary we subtract an annual contract maintenance charge of $35 from your Contract Value in the Variable Sub-Accounts. We will waive this charge if you pay $50,000 or more in total purchase payments or if you have allocated all of your Contract Value to the Fixed Account Options on the Contract Anniversary.

During the Accumulation Phase, we will subtract the annual contract maintenance charge from the Van Kampen LIT Money Market Variable Sub-Account. If the Van Kampen LIT Money Market Variable Sub-Account has insufficient funds, then we will subtract the contract maintenance charge in equal parts from the other Variable Sub-Accounts in the proportion that your value in each bears to your total value in all Variable Sub-Accounts, excluding the Van Kampen LIT Money Market Variable Sub-Account.

After the Payout Start Date, the contract maintenance charge will be deducted in equal parts from each variable income payment. We waive this charge if on the Payout Start Date your Contract Value is $50,000 or more or if all payments are fixed income payments.

MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATIVE EXPENSE CHARGE

If you select the Standard Death Benefit, we impose a mortality and expense risk charge at an annual rate of 1.15% of your average daily net assets in the Variable Sub-Accounts and an administrative expense charge at an annual rate of
 .10% of your average daily net assets in the Variable Sub-Accounts. If you select our optional Enhanced Death Benefit Rider, we will charge a mortality and expense risk charge at an annual rate of 1.35% of your average daily net assets in the Variable Sub-Accounts. These charges are assessed each day during the Accumulation Phase and will be assessed during the Payout Phase if you choose variable income payments. We guarantee that we will not raise these charges.

TRANSFER FEE

Although we currently waive the transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the 12th transfer in any Contract Year.

WITHDRAWAL CHARGE

During the Accumulation Phase, you may withdraw all or part of your Contract Value before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. Certain withdrawals may be made without payment of any withdrawal charge. Other withdrawals are subject to the withdrawal charge.

In most states, we also may waive the withdrawal charge if you: (1) require long-term medical or custodial care outside the home; (2) become unemployed; (3) are diagnosed with a terminal illness; or (4) begin taking your required minimum distribution payments under a qualified plan. These provisions will apply to the Annuitant if the Contract is owned by a company or other legal entity. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. In addition, withdrawals may trigger tax liabilities and penalties. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability.

Each year, free of withdrawal charge, you may withdraw the free withdrawal amount which equals the greater of:

    (1) earnings not previously withdrawn; or

    (2) 15% of purchase payments that have been held by us for less than seven years.

Any free withdrawal amount which is not withdrawn during a Contract Year may not be carried over to increase the free withdrawal amount available in a subsequent year. In addition, you may withdraw, free of withdrawal charge, any purchase payment that has been held by us for more than seven years.

We calculate the withdrawal charge from the date you made the purchase payment(s) being withdrawn. The withdrawal charge will vary depending on the number of years since you made the purchase payment(s).

PAYMENT YEAR:         1     2     3     4     5     6     7    8+
                    ---------------------------------------------
WITHDRAWAL CHARGE:    7%    7%    6%    6%    5%    4%    3%    0

In determining withdrawal charges, we will treat your purchase payments as being withdrawn on a first-in first-out basis.

PREMIUM TAXES

We will deduct state premium taxes, which currently range from 0% to 3.50%, if you fully or partially withdraw your Contract Value, or if we pay out death benefit proceeds, or if you begin to receive regular income payments. We only charge premium taxes in those states that require us to pay premium taxes.

OTHER EXPENSES

In addition to our charges under the Contract, each Portfolio deducts fees and charges from its assets to pay its investment advisory fees and other expenses.

7. HOW WILL MY INVESTMENT IN SELECTDIRECTIONS BE TAXED? (SEE TAX MATTERS
  PAGE 43)

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. DO I HAVE ACCESS TO MY MONEY? (SEE ACCESS TO YOUR MONEY PAGE 36)

At any time during the Accumulation Phase, we will pay you all or part of the value of your Contract, minus any applicable charge, if you request a full or partial withdrawal. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must equal at least $500.

Although you have access to your money during the Accumulation Phase, certain charges, such as the contract maintenance charge, the withdrawal charge, and premium tax charges, may be deducted if you withdraw all or part of your Contract Value. You may also incur federal income tax liability or tax penalties.

After the Payout Start Date, under variable income payments pursuant to Income Plan 3, you may be entitled to a full or partial withdrawal of the commuted value of the remaining income payments associated with the amount withdrawn. The minimum amount you may withdraw at a time is $1,000.

9. WHAT IS THE DEATH BENEFIT? (SEE DEATH BENEFITS PAGE 32)

We will pay a death benefit while the Contract is in force and before the Payout Start Date, if the Contract owner dies, or if the Annuitant dies and the Contract owner is not a natural person. To obtain payment of the death benefit, the Beneficiary must submit to us written proof of death as specified in the Contract.

The Standard Death Benefit is the greatest of the following:

    (1) your total purchase payments reduced proportionately for any prior partial withdrawals;

    (2) your Contract Value on the date we determine the death benefit; or

    (3) your Contract Value on each Contract Anniversary and each subsequent Contract Anniversary evenly divisible by seven, increased by the total purchase payments since that anniversary and reduced proportionately by any partial withdrawals since that anniversary.

We also currently offer an optional Enhanced Death Benefit Rider,* which is described later in this prospectus.

We will determine the value of the death benefit as of the end of the Valuation Period during which we receive all of the information that we need to process the claim.

* The Enhanced Death and Income Benefit Rider, which was previously offered under this Contract, is available only to Contract owners who selected this option prior to May 1, 2000.

10. WHAT ELSE SHOULD I KNOW ABOUT SELECTDIRECTIONS?

ALLOCATION OF PURCHASE PAYMENTS (SEE ALLOCATION OF PURCHASE PAYMENTS PAGE 21)

In your Contract application, you may allocate your initial purchase payment to the Variable Sub-Accounts and the Fixed Account Options. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent purchase payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate purchase payments to the Fixed Account Options if they are not available in your state. Purchase payments allocated to the DCA Account must be at least $100.

TRANSFERS (SEE TRANSFERS DURING THE ACCUMULATION PHASE PAGE 22)

During the Accumulation Phase, you may transfer Contract Value among the Variable Sub-Accounts and from the Variable Sub-Accounts to the Standard Fixed Account Option. The minimum amount that may be transferred is $100. If the total amount remaining in the Standard Fixed Account Option or in a Variable Sub-Account after a transfer would be less than $100, the entire amount will be transferred. Transfers into the DCA Account are not permitted.

The maximum amount you may transfer from the Standard Fixed Account Option during any Contract Year is the greater of 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or the greatest of any prior transfer from the Standard Fixed Account Option. This limit does not apply to dollar cost averaging. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing Programs. You may not use both programs at the same time.

    DOLLAR COST AVERAGING (SEE AUTOMATIC DOLLAR COST AVERAGING PROGRAM
    PAGE 23)
    Under the Automatic Dollar Cost Averaging Program, amounts are automatically transferred at regular intervals from the Standard Fixed Account Option or a Variable Sub-Account of your choosing to up to 8 options, including other Variable Sub-Accounts or the Standard Fixed Account Option. Transfers may be made monthly, quarterly, or annually.

    PORTFOLIO REBALANCING (SEE AUTOMATIC PORTFOLIO REBALANCING PROGRAM
    PAGE 23)
    Under the Automatic Portfolio Rebalancing Program, you can maintain the percentage of your Contract Value allocated to each Variable Sub-Account at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semi-annually, annually) that you specify. You may not include the Fixed Account Options in a Portfolio Rebalancing Program. You also may not elect rebalancing after the Payout Start Date.

    TRANSFERS DURING THE PAYOUT PHASE (SEE TRANSFERS DURING THE PAYOUT PHASE PAGE 31) You may not make any transfers among the Variable Sub-Accounts for the first six months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts, but these transfers must be at least 6 months apart. You can make transfers from the Variable

    Sub-Account to increase your fixed income payments only if you have chosen Income Plan 3. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

RETURN PRIVILEGE (SEE RETURN PRIVILEGE PAGE 20)

You may cancel the Contract by returning it to us within 20 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us or your Personal Financial Representative. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we (or your Personal Financial Representative) receive the Contract from you. The Contract Value may be more or less than your purchase payments. If this Contract is qualified under Section 408 of the Tax Code, we will refund the greater of any purchase payments or the Contract Value. In certain states, we are required to send you the amount of your purchase payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.

11. WHO CAN I CONTACT FOR MORE INFORMATION?

               You can write to us at:

               Allstate Life Insurance Company
               Nebraska Service Center
               P.O. Box 80469
               Lincoln, Nebraska 68501-0469

               Overnight mail address:
               Allstate Life Insurance Company
               Nebraska Service Center
               2940 S. 84th Street
               Lincoln, Nebraska 68506

               Or call us at:
               1-800-632-3492

                                 EXPENSE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(as a percentage of Purchase Payments)*

                                                          WITHDRAWAL CHARGE
PAYMENT YEAR                                                 PERCENTAGE
------------                                              -----------------
First...................................................          7%
Second..................................................          7%
Third...................................................          6%
Fourth..................................................          6%
Fifth...................................................          5%
Sixth...................................................          4%
Seventh.................................................          3%
Eighth and later........................................          0%

TRANSFER FEE (Applies solely to transfers after the 12th
transfer in any contract year. We are currently waiving the
transfer fee)...............................................  $10.00

ANNUAL CONTRACT MAINTENANCE CHARGE (We will waive this
charge in certain cases)....................................  $35.00

------------------------

* Each Contract Year, you may withdraw up to the greater of 15% of your aggregate purchase payments that have been held by us for less than seven years or earnings not previously withdrawn, without incurring a withdrawal charge.

VARIABLE ACCOUNT EXPENSES
(as a percentage of average daily net assets in the Variable Sub-Accounts of the Variable Account)

WITH THE ENHANCED DEATH AND INCOME BENEFIT RIDER*
Mortality and Expense Risk Charge...........................          1.55%
Administrative Expense Charge...............................          0.10%
Total Variable Account Annual Expenses......................          1.65%

WITH THE ENHANCED DEATH BENEFIT RIDER ONLY
Mortality and Expense Risk Charge...........................          1.35%
Administrative Expense Charge...............................          0.10%
Total Variable Account Annual Expenses......................          1.45%

WITH THE STANDARD DEATH BENEFIT
Mortality and Expense Risk Charge...........................          1.15%
Administrative Expense Charge...............................          0.10%
Total Variable Account Annual Expenses......................          1.25%

------------------------

* The Enhanced Death and Income Benefit Rider is available only to Contract owners who selected this option prior to May 1, 2000.

PORTFOLIO COMPANY ANNUAL EXPENSES
(After any Fee Waivers or Reductions) (As a Percentage of Portfolio Average Daily Net Assets) (1)

                                                                                          TOTAL ANNUAL
                PORTFOLIO                    MANAGEMENT FEE         OTHER EXPENSES          EXPENSES
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Capital Appreciation                   0.62%                 0.11%                0.73%
  AIM V.I. Diversified Income                     0.60%                 0.23%                0.83%
  AIM V.I. Growth and Income                      0.61%                 0.16%                0.77%
  AIM V.I. International Equity                   0.75%                 0.22%                0.97%
  AIM V.I. Value                                  0.61%                 0.15%                0.76%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)
  Fidelity VIP
    CONTRAFUND-REGISTERED TRADEMARK-
    (2) (Initial Class)                           0.58%                 0.09%                0.67%
  Fidelity VIP Growth (2) (Initial Class)         0.58%                 0.08%                0.66%
  Fidelity VIP High Income (Initial
    Class)                                        0.58%                 0.11%                0.69%
  Fidelity VIP Index 500 (3) (Initial
    Class)                                        0.24%                 0.04%                0.28%
  Fidelity VIP Investment Grade Bond
    (Initial Class)                               0.43%                 0.11%                0.54%
  Fidelity VIP Overseas (2) (Initial
    Class)                                        0.73%                 0.18%                0.91%
MFS-REGISTERED TRADEMARK- VARIABLE
INSURANCE TRUST-SM-
  MFS Bond (4)(5)(6)                              0.60%                 0.16%                0.76%
  MFS Growth with Income (4)                      0.75%                 0.13%                0.88%
  MFS High Income (4)(5)(6)                       0.75%                 0.16%                0.91%
  MFS New Discovery (4)(5)(6)                     0.90%                 0.17%                1.07%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Bond/VA                             0.72%                 0.01%                0.73%
  Oppenheimer Capital Appreciation/VA             0.68%                 0.02%                0.70%
  Oppenheimer Global Securities/VA                0.67%                 0.02%                0.69%
  Oppenheimer High Income/VA                      0.74%                 0.01%                0.75%
  Oppenheimer Small Cap Growth/VA (7)             0.75%                 0.00%                0.75%
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen LIT Comstock (8)(9)                  0.00%                 0.95%                0.95%
  Van Kampen LIT Domestic Income (9)(10)          0.01%                 0.60%                0.61%
  Van Kampen LIT Emerging Growth (9)              0.47%                 0.18%                0.65%
  Van Kampen LIT Money Market (9)(10)             0.29%                 0.43%                0.62%

FOOTNOTES

(1) Figures shown in the table are for the period ended December 31, 1999 unless otherwise indicated.

(2) A portion of the brokerage commissions that these Portfolios paid was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or Fidelity Management & Research Company on behalf of certain Portfolios, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total annual expenses would have been: 0.65% for the Fidelity VIP

    CONTRAFUND-REGISTERED TRADEMARK- Portfolio; 0.65% for the Fidelity VIP Growth Portfolio; and 0.87% for Fidelity VIP Overseas.

(3) Fidelity Management & Research Company agreed to reimburse a portion of the Fidelity VIP Index 500 Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total expenses would have been 0.24%, 0.10% and 0.34%, respectively.

(4) Each Portfolio of the MFS-Registered Trademark- Variable Insurance Trust-SM-has an expense offset arrangement which reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolio's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolios.

(5) MFS has agreed to bear expenses for these Portfolios, subject to reimbursement by these Portfolios, such that each Portfolio's "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Portfolio during the current fiscal year: 0.15% for the Bond Portfolio and 0.15% for each remaining Portfolio. The payments made by MFS on behalf of each Portfolio under this arrangement are subject to reimbursement by the Portfolio to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Portfolio to MFS computed and paid monthly at a percentage of the Portfolio's average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Portfolio's "Other Expenses" will not exceed the percentage set forth above for that Portfolio. The obligation of MFS to bear a Portfolio's "Other Expenses" pursuant to this arrangement, and the Portfolio's obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payment by the Portfolios equal the prior payment of such reimbursement expenses by MFS, or December 31, 2004 (May 1, 2001, in the case of the New Discovery Portfolio). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each Portfolio until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the Portfolios.

(6) The figures shown in the Expense Table have been reduced to reflect certain expense reimbursements from MFS, the investment adviser to the MFS-Registered Trademark- Variable Insurance Trust-SM-. If MFS had not reimbursed these expenses, then the management fees, other expenses and total annual expenses for the fiscal year ended December 31, 1999 would have been: for the MFS Bond Portfolio, 0.60%, 0.46% and 1.06%, respectively; for the MFS High Income Portfolio, 0.75%, 0.22% and 0.97%, respectively; and for the MFS New Discovery Portfolio, 0.90%, 1.59% and 2.49%, respectively.

(7) The figures shown in the Expense Table have been reduced to reflect certain voluntary fee waivers and expense reimbursements from OppenheimerFunds, Inc., the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, then the management fee, other expenses and total annual expenses for the fiscal year ended December 31, 1999 for the Oppenheimer Small Cap Growth Portfolio would have been 0.75%, 0.59% and 1.34%, respectively.

(8) Because the Van Kampen LIT Comstock Portfolio did not commence operations until April 30, 1999, the percentages for fees and expenses in the Expense Table are estimated for the Portfolio's last fiscal year ending
    December 31, 1999.

(9) The figures shown in the Expense Table have been reduced to reflect certain voluntary fee waivers and expense reimbursements from Van Kampen Asset Management Inc., the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, total annual expenses for the fiscal year ended December 31, 1999 would have been: 1.10% for the Van Kampen LIT Domestic Income Portfolio, 0.88% for the Van Kampen LIT Emerging Growth Portfolio, 0.93% for the Van Kampen LIT Money Market Portfolio, and 1.36% for the Van Kampen LIT Comstock Portfolio.

(10) The ratio of expenses to average net assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios for the year ended December 31, 1999 would decrease by 0.01% for the Van Kampen LIT Domestic Income Portfolio, and 0.02% for the Van Kampen LIT Money Market Portfolio.

EXAMPLES

EXAMPLE 1

Example 1 below shows the dollar amount of expenses that you would bear directly or indirectly if you:

    -  invested $1,000 in a Variable Sub-Account;

    -  earned a 5% annual return on your investment;

    - fully withdrew from your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period; and

    - elected the Enhanced Death Benefit Rider (with total Variable Account expenses of 1.45%).

This example assumes the election of the Enhanced Death Benefit Rider with total Variable Account expenses of 1.45%. If the Enhanced Death and Income Benefit Rider has been elected, the expense figures shown below would be slightly higher.

EXAMPLE 2

Same assumptions as Example 1, except that you elected the Standard Death Benefit (with total Variable Account expenses of 1.25%).

                                              EXAMPLE 1                   EXAMPLE 2
VARIABLE SUB-ACCOUNT                             1 YEAR       3 YEARS        1 YEAR       3 YEARS
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Capital Appreciation                   $87           $135          $85           $129
  AIM V.I. Diversified Income                     $88           $138          $86           $132
  AIM V.I. Growth and Income                      $87           $136          $85           $130
  AIM V.I. International Equity                   $89           $142          $87           $136
  AIM V.I. Value                                  $87           $136          $85           $130
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
(VIP)
  Fidelity VIP
    CONTRAFUND-REGISTERED TRADEMARK-              $86           $133          $84           $127
  Fidelity VIP Growth                             $86           $133          $84           $127
  Fidelity VIP High Income                        $86           $134          $84           $128
  Fidelity VIP Index 500                          $82           $121          $80           $115
  Fidelity VIP Investment Grade Bond              $85           $129          $83           $123
  Fidelity VIP Overseas                           $89           $140          $87           $134
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
TRUST-SM-
  MFS Bond                                        $87           $136          $85           $130
  MFS Growth with Income                          $87           $136          $85           $129
  MFS High Income                                 $87           $136          $85           $129
  MFS New Discovery                               $88           $140          $86           $133
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Bond/VA                             $89           $140          $87           $134
  Oppenheimer Capital Appreciation/VA             $86           $134          $84           $128
  Oppenheimer Global Securities/VA                $90           $145          $88           $139
  Oppenheimer High Income/VA                      $87           $135          $85           $129
  Oppenheimer Small Cap Growth/VA                 $86           $134          $84           $128
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen LIT Comstock                         $89           $142          $87           $136
  Van Kampen LIT Domestic Income                  $86           $131          $83           $125
  Van Kampen LIT Emerging Growth                  $86           $132          $84           $126
  Van Kampen LIT Money Market                     $86           $132          $84           $125

EXAMPLE 3

Same assumptions as Example 1, except that you decided not to surrender your Contract, or you began receiving income payments for life or for at least 120 months under an Income Plan for a specified period, at the end of each period. We assume that you elected the Enhanced Death Benefit Rider (with total Variable Account expenses of 1.45%).

This example assumes the election of the Enhanced Death Benefit Rider with total Variable Account expenses of 1.45%. If the Enhanced Death and Income Benefit Rider has been elected, the expense figures shown below would be slightly higher.

EXAMPLE 4

Same assumptions as Example 3, except that you elected the Standard Death Benefit (with total Variable Account expenses of 1.25%).

                                              EXAMPLE 3                   EXAMPLE 4
VARIABLE SUB-ACCOUNT                             1 YEAR       3 YEARS        1 YEAR       3 YEARS
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Capital Appreciation                   $27           $84           $25           $78
  AIM V.I. Diversified Income                     $28           $87           $26           $81
  AIM V.I. Growth and Income                      $28           $85           $26           $79
  AIM V.I. International Equity                   $30           $91           $28           $85
  AIM V.I. Value                                  $28           $85           $26           $79
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
(VIP)
  Fidelity VIP
    CONTRAFUND-REGISTERED TRADEMARK-              $27           $82           $25           $76
  Fidelity VIP Growth                             $27           $82           $25           $76
  Fidelity VIP High Income                        $27           $83           $25           $77
  Fidelity VIP Index 500                          $23           $70           $21           $64
  Fidelity VIP Investment Grade Bond              $25           $78           $23           $72
  Fidelity VIP Overseas                           $29           $89           $27           $83
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
TRUST-SM-
  MFS Bond                                        $28           $85           $26           $79
  MFS Growth with Income                          $27           $85           $25           $78
  MFS High Income                                 $27           $85           $25           $78
  MFS New Discovery                               $29           $89           $27           $82
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Bond/VA                             $29           $89           $27           $83
  Oppenheimer Capital Appreciation/VA             $27           $83           $25           $77
  Oppenheimer Global Securities/VA                $31           $94           $29           $88
  Oppenheimer High Income/VA                      $27           $84           $25           $78
  Oppenheimer Small Cap Growth/VA                 $27           $83           $25           $77
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen LIT Comstock                         $30           $91           $27           $85
  Van Kampen LIT Domestic Income                  $26           $80           $24           $74
  Van Kampen LIT Emerging Growth                  $26           $81           $24           $75
  Van Kampen LIT Money Market                     $26           $81           $24           $74

                   EXPLANATION OF EXPENSE TABLE AND EXAMPLES

1. We have included the Expense Table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Variable Account. The Expense Table reflects expenses of the Variable Account as well as the Portfolios. For additional information, you should read "Expenses," page 39; you should also read the sections relating to expenses of the Portfolios in their prospectuses. The examples do not include any income taxes or tax penalties you may be required to pay if you fully withdraw your Contract Value.

2. The examples assume that you did not make any transfers. We are currently waiving the transfer fee, but in the future, we may decide to charge $10 for each transfer after the 12th transfer in any Contract Year. Premium taxes are not reflected. Currently, we deduct premium taxes (which range from 0% to 3.5%) from the Contract Value upon full withdrawal, payment of death benefit proceeds, or on the Payout Start Date.

3. The examples reflect the $35 contract maintenance charge as an annual charge of 0.175%, which we calculated by dividing the total amount of contract maintenance charges expected to be collected during a year by an assumed average investment of $20,000 in the Variable Sub-Accounts.

4.  The examples reflect the Free Withdrawal Amounts, if applicable.

5. Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the accumulation unit ("Accumulation Unit"). Each Variable Sub-Account has a separate value for its Accumulation Units we call accumulation unit value ("Accumulation Unit Value"). Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since its inception. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate also appear in the Statement of Additional Information.

                  DESCRIPTION OF THE SELECTDIRECTIONS CONTRACT

SUMMARY

SelectDirections is a flexible premium deferred variable annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional purchase payments at any time. In addition, the Contract Value will change to reflect the performance of the Variable Sub-Accounts to which you allocate or transfer your purchase payments, as well as to reflect interest credited to amounts allocated to the Fixed Account Options. During the Accumulation Phase, you may withdraw your Contract Value by making a partial or full withdrawal. After the Payout Start Date, we will pay you benefits under the Contract in the form of income payments, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

CONTRACT OWNER

As the Contract owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. If your Contract was issued under a qualified plan, however, then the plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. We will not issue a Contract to a purchaser who has reached his or her 91st birthday, or where the Annuitant has reached his or her 91st birthday.

ANNUITANT

The Annuitant is the living person whose life span is used to determine income payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before income payments begin. If your Contract was issued under a plan qualified under Sections 403, 408 or 408A of the Tax Code, then you must be the Annuitant. When you select an Income Plan, you may also name a joint Annuitant, who is a second person on whose life income payments depend. Additional restrictions may apply in the case of qualified plans. If you are not the Annuitant and the Annuitant dies before income payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. If the Annuitant dies before the payout start date, the new Annuitant will be the youngest owner, otherwise the youngest Beneficiary. You must attest that the Annuitant is alive in order to begin to receive income payments under your Contract.

MODIFICATION OF THE CONTRACT

Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents (e.g., your Personal Financial Representative) has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

Before the Payout Start Date, if the Annuitant is still alive, you may assign a Contract issued under a non-qualified plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a qualified plan or a non-qualified plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

BECAUSE OF THE POTENTIAL TAX CONSEQUENCES AND ERISA ISSUES ARISING FROM AN ASSIGNMENT, YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

RETURN PRIVILEGE

If you are not satisfied with this Contract for any reason, you may cancel it by returning it to us within 20 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your Personal Financial Representative or mailing it to us. If you return the Contract, then the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we (or your Personal Financial Representative) receive the Contract from you. The Contract Value at that time may be more or less than your purchase payments. If this Contract is qualified under Section 408 of the Tax Code, we will refund the greater of any purchase payments or the Contract Value.

In certain states, if you exercise your "Return Privilege" rights, we are required to return the amount of your purchase payments. Currently, if you live in one of those states, on the issue date we will allocate your purchase payment to the Variable Sub-Accounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your purchase payments to the Variable Sub-Accounts you have selected or to the Fixed Account Options until 20 days after the issue date or, if your state's Return Privilege period is longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your purchase payment to the Van Kampen LIT Money Market Variable Sub-Account. Your Contract will contain specific information about your Return Privilege rights in your state.

                          PURCHASES AND CONTRACT VALUE

PURCHASING THE CONTRACT

You may purchase the Contract with an initial purchase payment of $1,200 or more. We will issue the Contract if the Annuitant and Contract owner are age 90 or younger. The initial purchase payment is the only payment we require you to make under the Contract. There are no requirements on how many payments to make. After the initial purchase payment, you decide the amount of each subsequent payment, except that each additional purchase payment must be $100 or more. You may add money to your Contract automatically through the Automatic Payment Plan for as little as $25 per month. We may lower these minimums if we choose. We may limit the dollar amount of purchase payments we will accept in the future. We may refuse any purchase payment at any time.

AUTOMATIC PAYMENT PLAN

You may make scheduled additional purchase payments of $25 or more per month ($100 or more per month for purchase payments allocated to the DCA Account) by automatic payment through your bank account. Call or write us for an enrollment form.

ALLOCATION OF PURCHASE PAYMENTS

You may allocate your purchase payments to the Variable Sub-Account(s) and the Fixed Account Options in the proportions that you select, provided they meet the minimum allocation amounts described in this prospectus. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent purchase payments in those percentages, until you give us new allocation instructions. You may not allocate purchase payments to a Fixed Account Option if it is not available in your state.

If your application is complete and your purchase payment has been received at our P.O. Box shown on the first page of this prospectus, we will issue your Contract within two business days of its receipt. If your application is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your purchase payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial purchase payment to the Variable Sub-Accounts and the Fixed Account Options, as you have instructed us, on the issue date. We will allocate your subsequent purchase payments on the date that we receive them at the next computed Accumulation Unit Value.

We determine the number of Accumulation Units in each Variable Sub-Account to allocate to your Contract by dividing that portion of your purchase payment allocated to a Variable Sub-Account by that Variable Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

CONTRACT VALUE

We will establish an account for you and will maintain your account during the Accumulation Phase. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.

VARIABLE ACCOUNT ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect changes in the share price of the Portfolio in which the Variable Sub-Account invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine withdrawal charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Variable Sub-Account. We will also determine separate sets of Accumulation Unit Values reflecting the cost of the enhanced benefit riders. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with non-qualified and qualified plans, respectively, within each Variable Sub-Account. We determine the Accumulation Unit Value for each Variable Sub-Account Monday through Friday on each day that the New York Stock Exchange is open for business.

You should refer to the Portfolios' prospectuses which accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

                                   TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the Standard Fixed Account Option and the Variable Sub-Accounts in writing or by telephone/fax. The minimum amount that may be transferred from the Standard Fixed Account Option or the Variable Sub-Accounts is $100. If the total amount remaining in the Standard Fixed Account Option or the Variable Sub-Accounts after a transfer would be less than $100, the entire amount will be transferred.

As a general rule, we only accept and process transfers on days when we and the New York Stock Exchange ("NYSE") are open for business (a Valuation Date). If we receive your request on one of those days, we will process the transfer that day. We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Value at the end of that date. We will process requests completed after 3:00 p.m. Central Time using the Accumulation Unit Value for the next Valuation Date.

The Contract permits us to defer transfers from the fixed account for up to six months from the date you ask us.

You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.

TRANSFERS AUTHORIZED BY TELEPHONE

You may make transfers by telephone by calling 1-800-632-3492. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. Calls completed before 3:00 p.m. Central Time will be effected on that day at that day's closing price. We will not process telephone requests received after 3:00 p.m. Central Time on any Valuation Date.

In the event that the NYSE closes early, i.e., before 3:00 p.m. Central Time, or if the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not access telephone transfer requests received from you at any telephone number other than 1-800-632-3492, or received after the close of trading on the NYSE. If you own the Contract with a joint Contract owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract owner. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

Under our Automatic Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the "DCA Account" or a Variable Sub-Account of your choosing to up to 8 options, including other Variable Sub-Accounts or the Standard Fixed Account Option. The interval between transfers from the DCA Account may be monthly only. The interval between transfers from Variable Sub-Accounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to dollar cost average to a Standard Fixed Account Option, the minimum amount that must be transferred into any one option is $500. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur one interval after your issue date. You may not use the Automatic Dollar Cost Averaging Program to transfer amounts from the Standard Fixed Account Option.

Your request to participate in this program will be effective when we receive your completed application at the address given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under the Automatic Dollar Cost Averaging Program. We will not charge a transfer fee for dollar cost averaging.

The theory of dollar cost averaging is that you will purchase greater numbers of units when the unit prices are relatively low rather than when the prices are higher. As a result, when purchases are made at fluctuating prices, the average cost per unit is less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. You may not use the Automatic Dollar Cost Averaging and Portfolio Rebalancing Programs at the same time.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Sub-Account at a pre-set level. For example, you could specify that 30% of your Contract

Value should be in the AIM V.I. Value Portfolio, 40% in the MFS Bond Portfolio and 30% in Fidelity VIP Overseas Portfolio. Over time, the variations in each Variable Sub-Account's investment results will shift the balance of your Contract Value allocations. Under the Automatic Portfolio Rebalancing Program, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new purchase payments (unless you specify otherwise), back to the percentages you specify. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have a rebalance made monthly, quarterly, semi-annually, or annually until your Payout Start Date. The Automatic Portfolio Rebalancing Program is not available after the Payout Start Date. We will not charge a transfer fee for portfolio rebalancing. No more than eight Variable Sub-Accounts can be included in the Automatic Portfolio Rebalancing Program at one time. You may not include the Standard Fixed Account Option in the Automatic Portfolio Rebalancing Program.

You may request portfolio rebalancing at any time before your Payout Start Date by submitting a completed written request to us at the address given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop portfolio rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your issue date, your first rebalance will be delayed one month. If you request portfolio rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the issue date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your issue date. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary date.

Generally, you may change the allocation percentages, frequency, or choice of Variable Sub-Accounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of portfolio rebalancing. You may not use the Automatic Dollar Cost Averaging and Portfolio Rebalancing Programs at the same time. We may change, terminate, limit, or suspend portfolio rebalancing at any time.

                          THE INVESTMENT ALTERNATIVES

VARIABLE SUB-ACCOUNT INVESTMENTS

THE PORTFOLIOS

Each of the Variable Sub-Accounts of the Variable Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

NO ONE CAN PROMISE THAT THE PORTFOLIOS WILL MEET THEIR INVESTMENT
OBJECTIVES. Amounts you have allocated to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES. YOU SHOULD CAREFULLY REVIEW THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE INVESTING.

PORTFOLIO                                                  EACH PORTFOLIO SEEKS:
AIM V.I. Capital Appreciation*           Growth of capital. Investment adviser is AIM
                                         Advisors, Inc.
AIM V.I. Diversified Income*             High level of current income. Investment adviser is AIM
                                         Advisors, Inc.
AIM V.I. Growth and Income*              Growth of capital with a secondary objective of current
                                         income. Investment adviser is AIM Advisors, Inc.
AIM V.I. International Equity*           Long-term growth of capital. Investment adviser is AIM
                                         Advisors, Inc.
AIM V.I. Value*                          Long-term growth of capital. Income is a secondary
                                         objective. Investment adviser is AIM Advisors, Inc.
Fidelity VIP                             Long-term capital appreciation. Investment adviser is
CONTRAFUND-REGISTERED TRADEMARK-         Fidelity Management & Research Company.
Fidelity VIP Growth                      Capital appreciation. Investment adviser is Fidelity
                                         Management & Research Company.
Fidelity VIP High Income                 High level of current income while also considering growth of capital. Investment adviser is Fidelity Management &
                                         Research Company.
Fidelity VIP Index 500                   Investment results that correspond to the total return of
                                         common stocks publicly traded in the United States, as
                                         represented by the S&P 500. Investment adviser is Fidelity
                                         Management & Research Company.
Fidelity VIP Investment Grade Bond       High level of current income. Investment adviser is
                                         Fidelity Management & Research Company.
Fidelity VIP Overseas                    Long-term growth of capital. Investment adviser is
                                         Fidelity Management & Research Company.
MFS Bond                                 As high a level of current income as is believed to be
                                         consistent with prudent risk. Its secondary objective is
                                         to protect shareholders' capital. Investment adviser is
                                         Massachusetts Financial Services Company (MFS).
MFS Growth with Income                   Reasonable current income and long-term growth of capital
                                         and income. Investment adviser is MFS.
MFS High Income                          High current income. Investment adviser is MFS.
MFS New Discovery                        Capital appreciation. Investment adviser is MFS.
Oppenheimer Bond/VA                      High level of current income. As a secondary objective,
                                         the Portfolio seeks capital appreciation when consistent
                                         with its primary objective. Investment adviser is
                                         OppenheimerFunds, Inc.
Oppenheimer Capital Appreciation/VA      Capital appreciation. Investment adviser is
                                         OppenheimerFunds, Inc.
Oppenheimer Global Securities/VA         Long-term capital appreciation. Investment adviser is
                                         OppenheimerFunds, Inc.
Oppenheimer High Income/VA               High level of current income. Investment adviser is
                                         OppenheimerFunds, Inc.
Oppenheimer Small Cap Growth/ VA         Capital appreciation. Investment adviser is
                                         OppenheimerFunds, Inc.

PORTFOLIO                                                  EACH PORTFOLIO SEEKS:
Van Kampen LIT Comstock                  Capital growth and income. Investment adviser is Van
                                         Kampen Asset Management Inc.
Van Kampen LIT Domestic Income           Primarily current income. When consistent with the primary investment objective, capital appreciation is a secondary
                                         investment objective. Investment adviser is Van Kampen
                                         Asset Management Inc.
Van Kampen LIT Emerging Growth           Capital appreciation. Investment adviser is Van Kampen
                                         Asset Management Inc.
Van Kampen LIT Money Market              Protection of capital and high current income. Investment
                                         adviser is Van Kampen Asset Management Inc.

* The Portfolios' investment objectives may be changed by the Portfolios' Board of Trustees without shareholder approval.

Each Portfolio is subject to certain investment restrictions and policies, some of which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Variable Sub-Account are separate and are credited to or charged against the particular Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other part of our business. We will use the net purchase payments you allocate to a Variable Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the Portfolios available through this Contract.

Certain of the Portfolios sell their shares to variable accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future there may be unfavorable tax or other consequences for variable life insurance variable accounts and variable annuity variable accounts that invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors (or Board of Trustees) intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors (or Board of Trustees) were to conclude that separate investment funds should be established for variable life and variable annuity variable accounts, Allstate will bear the attendant expenses.

VOTING RIGHTS

As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Payout Start Date, you are the person entitled to give voting instructions. After the Payout Start Date, the person receiving income payments has the voting interest. Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract owners.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract owners, and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF PORTFOLIOS

If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer desirable in view of the purposes of the Contract, we may eliminate any Portfolio, add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by purchase payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Variable Account and the Variable Sub-Accounts:

    -  to operate the Variable Account in any form permitted by law;

    - to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    - to transfer assets from one Variable Sub-Account to another, or from any Variable Sub-Account to our general account;

    - to add, combine, or remove Variable Sub-Accounts in the Variable Account; and

    - to change the way in which we assess charges, as long as the total charges do not exceed the maximum amount that may be charged the Variable Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements. We will notify you of any change.

THE FIXED ACCOUNT OPTIONS

GENERAL

You may allocate part or all of your money to the Fixed Account Options in states where they are available. Amounts allocated to the Fixed Account Options become part of the general assets of Allstate. Allstate invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. Any money you allocate to the Fixed Account Options does not entitle you to share in the investment experience of the Fixed Account Options. Please contact us at 1-800-632-3492 for current information about rates being credited on the Fixed Account Options.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

STANDARD FIXED ACCOUNT OPTION

Money in the Standard Fixed Account Option will earn interest for the length of the Guarantee Period at the current rate in effect at the time of allocation or transfer to the Standard Fixed Account Option. The effective annual rate will never be less than 3%. We currently offer a one year Guarantee Period. Other Guarantee Periods may be offered in the future. Subsequent renewal dates will be on anniversaries of the first renewal date.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

You may also allocate purchase payments to the "DCA Account". The minimum amount that may be allocated to the DCA Account is $100. We will credit interest to purchase payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. The payments, plus interest, will be transferred out of the DCA Account in equal monthly installments and placed in the Variable Sub-Accounts or the Standard Fixed Account Option, in the percentages you designate. You may not transfer funds to this option from the Variable Sub-Accounts or the Standard Fixed Account Option.

                                INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we will apply the value of your Contract, less applicable taxes, to the Income Plan you select. The Payout Start Date may be no later than the 10th anniversary of the Contract's issue date or the Annuitant's 90th birthday, whichever is later. This is the latest Payout Start Date.

If your Contract was issued pursuant to a qualified plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of the year of your separation from service, or April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

If your Contract is issued pursuant to Section 408 of the Tax Code (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to
Section 408A (Roth IRAs).

If you are in a qualified plan, we may require you to annuitize by the date required by the Tax Code, unless you show us that you are meeting the minimum distribution requirements in some other way.

If you do not select a Payout Start Date, the latest Payout Start Date will automatically become the Payout Start Date. You may change the Payout Start Date by writing to us at the address given on the first page of the prospectus at least 30 days before the current Payout Start Date.

INCOME PLANS

You may choose and change your Income Plan at any time before the Payout Start Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Income Plan. If you do not select an Income Plan, then we will pay monthly income payments in accordance with the applicable default option. The default options are:

    - Income Plan 1 with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

    - Income Plan 2 with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

You may freely change your choice of Income Plan, as long as you request the change at least thirty days before the Payout Start Date.

Three Income Plans are generally available under the Contract. Each is available in the form of:

    -  fixed income payments;

    -  variable income payments; or

    -  a combination of both fixed and variable income payments.

The three Income Plans are:

    INCOME PLAN 1: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS. We make periodic payments at least as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, then we will pay the remaining guaranteed payments to the Beneficiary.

    INCOME PLAN 2: JOINT AND SURVIVOR ANNUITY, WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS.
    We make periodic payments at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before all of the guaranteed payments have been made, then we will pay the remaining guaranteed payments to the Beneficiary.

    INCOME PLAN 3:  GUARANTEED NUMBER OF PAYMENTS.
    We make payments for a specified number of months. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts that support this plan even though we may not bear any mortality risk.

If you purchased your Contract under a retirement plan, you may have a more limited selection of Income Plans to choose from. You should consult your Plan documents to see what is available.

Once income payments have begun, you cannot surrender your Contract for a lump sum payment unless you choose to receive variable income payments under Income Plan 3, as described above. Instead, before the Payout Start Date you may fully withdraw your Contract Value for a lump sum, as described on page 28. Applicable withdrawal charges will be deducted.

We may have other Income Plans available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.

INCOME PAYMENTS: GENERAL

On the Payout Start Date, we will apply the total value of your Contract, less applicable taxes, to the Income Plan you have chosen. If you select Income Plan 3 for less than 120 months, then withdrawal charges may apply. Your income payments may consist of variable income payments or fixed income payments or a combination of the two. The contract maintenance charge will be deducted in equal amounts from each variable income payment. The contract maintenance charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are fixed income payments.

We will determine the amount of your income payments as described in "Variable Income Payments" on page 30 and "Fixed Income Payments" on page 31.

You must notify us in writing at least 30 days before the Payout Start Date how you wish to allocate your Contract Value between variable income and fixed income payments. YOU MUST APPLY AT LEAST THE CONTRACT VALUE IN THE FIXED ACCOUNT OPTIONS ON THE PAYOUT START DATE TO FIXED INCOME PAYMENTS. IF YOU WISH TO APPLY ANY PORTION OF YOUR MONEY IN THE FIXED ACCOUNT OPTIONS TO YOUR VARIABLE INCOME PAYMENTS, THEN YOU SHOULD PLAN AHEAD AND TRANSFER THAT AMOUNT TO THE VARIABLE SUB-ACCOUNTS PRIOR TO THE PAYOUT START DATE. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the variable account to variable income payments and your Contract Value in the fixed account to fixed income payments.

Income payments begin on the Payout Start Date.

We will make income payments in monthly, quarterly, semi-annual or annual installments, as you select. As of the Payout Start Date, if no purchase payments have been received for two years and the Contract Value is less than $2,000, or not enough to provide an initial payment of $20, and state law permits, then we may pay you the Contract Value, less applicable taxes, in a lump sum instead of the periodic payments you have chosen. Or we may reduce the frequency of payments so that the initial payment will be at least $20.

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear.

Generally you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as Income Plan 3). In that case, you can terminate all or part of the income payments being made from the Variable Account under Income Plan 3 at any time and receive a lump sum equal to the commuted balance of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw at a time is $1,000. A withdrawal charge may apply. The commuted balance of the remaining variable income payments will be equal to the net present value of the future stream of payments using a discount rate of 3% and the annuity unit value next determined after the receipt of your request.

VARIABLE INCOME PAYMENTS

One basic objective of the Contract is to provide variable income payments which will to some degree respond to changes in the economic environment. The amount of your variable income payments will depend upon the investment results of the Variable Sub-Accounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. We guarantee that the payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Income Plan will affect the dollar amounts of each variable income payment. As a general rule, longer Guarantee Periods result in lower periodic payments, all other things being equal. For example, if a life Income Plan with no minimum guaranteed payment period is chosen, then the variable income payments will be greater than variable income payments under an Income Plan for a minimum specified period and guaranteed thereafter for life.

The investment results of the Variable Sub-Accounts to which you have allocated your Contract Value will also affect the amount of your income payment. In calculating the amount of the income payments in the income payment tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the variable income payments will decrease. The dollar amount of the variable income payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the variable income payments will increase if the net investment return exceeds the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

You may choose to apply a portion of your Contract Value to provide fixed income payments. We determine the fixed income payment amount by applying the applicable value to the Income Plan you have selected.

As a general rule, subsequent fixed income payments will be equal in amount to the initial payment. However, as described in "Transfers During the Payout Phase", after the Payout Start Date, you will have a limited ability to increase the amount of your fixed income payments by making transfers from the Variable Sub-Accounts.

We may defer making fixed income payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you will have a limited ability to make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first six months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts, but these transfers must be at least six months apart. You can make transfers from the Variable Sub-Account to increase your fixed income payments only if you have chosen Income Plan 3. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

DEATH BENEFIT DURING THE PAYOUT PHASE

After income payments begin, upon the death of the Annuitant and any joint Annuitant, we will make any remaining income payments to the Beneficiary. The amount and number of these income payments will depend on the Income Plan in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining interest will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

CERTAIN EMPLOYEE BENEFIT PLANS

In some states, the Contracts offered by this prospectus contain life income payment tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS requires employers to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex income payment tables in your state, you should consult with an attorney as to whether the purchase of a Contract is appropriate under NORRIS.

                                 DEATH BENEFITS

THE DEATH BENEFIT: GENERAL

We will pay a death benefit if, prior to the Payout Start Date:

    (a) any owner dies; or

    (b) if the Contract is owned by a company or other legal entity, the Annuitant dies.

Currently, we will pay the death benefit equal in amount to the Standard Death Benefit or Enhanced Death Benefit, defined below, as appropriate.

Under the Contract, however, we have the right to pay a death benefit equal in amount to the Settlement Value unless:

    1. the Beneficiary chooses to receive the death benefit in a lump sum within 180 days of the date of death; and

    2. the Beneficiary requests that the death benefit be paid as of the date we receive the completed claim for a distribution on death.

We currently are waiving this 180 day limitation, but we may enforce it in the future. If we do, we will calculate the distribution as of the earlier of the requested distribution date or the fifth anniversary of the date of death.

We determine the death benefit as of the date we receive all of the information we need to process the death benefit claim.

STANDARD DEATH BENEFIT

Prior to the Payout Start Date, the Standard Death Benefit under the Contract is the greatest of the following:

    1. the total purchase payments, less a withdrawal adjustment for any prior partial withdrawals;

    2.  the Contract Value on the date that we calculate the death benefit;

    3. and the greatest Contract Value calculated on each seventh Contract Anniversary, increased by the total purchase payments since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that anniversary.

The withdrawal adjustment for the Standard Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

    (a) = the withdrawal amount;

    (b) = the Contract Value immediately before the withdrawal; and

    (c) = the value of the applicable death benefit immediately before the withdrawal.

CLAIM AND PAYMENT

A claim for a distribution on death must be submitted before the Payout Start Date. As part of the claim, the Beneficiary must provide "Due Proof of Death". We will accept the following documentation as due proof of death:

    -  a certified copy of the Death Certificate;

    - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    - a written statement of a medical doctor who attended the deceased at the time of death.

    -  any other proof acceptable to us.

In addition, in our discretion we may accept other types of proof.

We will pay the death benefit in a lump sum within seven days of receiving a completed claim for a distribution on death, unless the Beneficiary selects one of the other alternatives described below.

If the Beneficiary is a natural person, the Beneficiary may choose from the following alternative ways of receiving the distribution:

    -  the Beneficiary may receive the distribution as a lump sum payment;

    - the Beneficiary may apply the distribution to receive a series of equal periodic payments over the life of the Beneficiary, over a fixed period no longer than the Beneficiary's life expectancy, or over the life of the Beneficiary with payments guaranteed for a period not to exceed the life expectancy of the Beneficiary (the payments must begin within one year of the date of death); or

    - if there is only one Beneficiary, he or she may defer payment for up to five years from the date of death. Any remaining funds must be distributed at the end of the five-year period. An Annuitant is necessary for this option. If prior to your death you were the Annuitant, the Beneficiary will become the new Annuitant.

If your spouse is the Beneficiary, he or she may elect one of the options listed above or choose to continue the Contract as the new Contract owner. If your spouse chooses to continue the Contract, the following conditions apply:

    (1) On the day the Contract is continued, we will set the Contract Value equal to the Standard Death Benefit or Enhanced Death Benefit, as appropriate, calculated as of the date on which we receive all of the information we need to process your spouse's request to continue the Contract after your death. Because the Standard Death Benefit and Enhanced Death Benefit can never be less than the then current Contract Value, our resetting the Contract will not cause the Contract Value to decrease. During the continuation period, however, the Contract Value will continue to increase or decrease to reflect the investment performance of the Variable Sub-Accounts, interest credited to the fixed account, and charges and expenses under the Contract, as described in this prospectus.

    (2) Within one year of the date of death, your spouse may make a single withdrawal of any amount.

    (3) If the Contract is continued by a surviving spouse, during the continuation period currently we will pay a distribution on death equal to the Standard Death Benefit or the Enhanced Death Benefit, as appropriate, determined as of the date on which we receive due proof of your spouse's death. As described above, we also reserve the right to pay a distribution equal in amount to the Settlement Value as of the date on which we receive due proof of death. The Standard Death Benefit payable upon your spouse's death will be calculated using the formula described above. Thus, the amount of the distribution on death may increase or decrease during the continuation period, depending on changes in the Contract Value and other Contract transactions during the continuation period.

    (4) If before your death you were the Annuitant, then your surviving spouse becomes the Annuitant.

    (5) If you selected the Enhanced Death Benefit Rider or the Enhanced Death and Income Benefit Rider, that rider will continue during the continuation period. Your spouse will be treated as the Contract owner under the applicable rider.

If the Beneficiary is a company or other legal entity, then the Beneficiary must receive the distribution upon death in a lump sum within 5 years of the date of death, and the options listed above are not available.

Different rules may apply to Contracts issued in connection with qualified plans.

ENHANCED DEATH BENEFIT RIDER

When you purchase your Contract, you may select the Enhanced Death Benefit Rider. If you are not an individual, then the Enhanced Death Benefit applies only to the Annuitant's death. If you select this rider, then the death benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit.

The Enhanced Death Benefit will be the greater of :

    -  Enhanced Death Benefit A, or

    -  Enhanced Death Benefit B.

As shown in the Expense Table, we will charge a higher mortality and expense risk charge if you select this rider.

ENHANCED DEATH BENEFIT A

On the issue date, Enhanced Death Benefit A is equal to the initial purchase payment. After the issue date, Enhanced Death Benefit A is adjusted whenever you make a purchase payment or a withdrawal and on each Contract Anniversary as follows:

    - When you make a purchase payment, we will increase Enhanced Death Benefit A by the amount of the purchase payment;

    - When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

    - On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Enhanced Death Benefit A.

If you do not pay any additional purchase payments or make any withdrawals, then Enhanced Death Benefit A will equal the highest of the Contract Value on the issue date and all Contract Anniversaries prior to the date we calculate the death benefit.

We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract owner's 85th birthday or, if the Contract owner is not a living individual, the Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Death Benefit A only for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B

Enhanced Death Benefit B is equal to:

    (a) your total purchase payments,

    (b) reduced by any withdrawal adjustments; and

    (c) accumulated daily at an effective annual rate of 5% per year, until:
       (1) the date we determine the death benefit, or (2) the first day of the month following the oldest owner's or, if the owner is not a living individual, the Annuitant's 85th birthday.

Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.

The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:

    (a) = the withdrawal amount;

    (b) = the Contract Value immediately before the withdrawal; and

    (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.

ENHANCED DEATH AND INCOME BENEFIT RIDER

When you purchased the Contract, you may have chosen the Enhanced Death and Income Benefit Rider. This rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher income payments in certain circumstances. As shown in the Expense Table, we will charge a higher mortality and expense risk charge during the Accumulation Phase and the Payout Phase, if you have selected this rider.

The Enhanced Income Benefit is equal to the value of the Enhanced Death Benefit on the Payout Start Date. To be eligible for the Enhanced Income Benefit, you must select a Payout Start Date that is on or after the tenth Contract Anniversary, but before the Annuitant's age 90. If the Enhanced Income Benefit is greater than the Contract Value on the Payout Start Date, you may apply the Enhanced Income Benefit to an Income Plan that provides for payments guaranteed for either a single or joint lives with a period certain of (a) at least 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date; or (b) at least 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date. If you wish to select a different Income Plan, you will lose the benefit of the rider and you must apply the Contract Value, not the Enhanced Income Benefit, to that Income Plan.

BENEFICIARY

You name the Beneficiary. You may name a Beneficiary in the application. You may change the Beneficiary or add additional Beneficiaries at any time before the Payout Start Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we receive them, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary. Accordingly, if you wish to change your Beneficiary, you should deliver your instructions to us promptly.

If you did not name a beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

    - your spouse if he or she is still alive; or, if he or she is no longer alive,

    -  your surviving children equally; or if you have no surviving children,

    -  your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.

Different rules may apply to Contracts issued in connection with qualified plans.

                              ACCESS TO YOUR MONEY

IN GENERAL

You may withdraw all or part of your Contract Value at any time before the Payout Start Date. We may impose a withdrawal charge, which is deducted from remaining Contract Value, so that the actual reduction in Contract Value as a result of a withdrawal will be greater than the withdrawal amount you requested and we paid.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account. If your request for a partial withdrawal would reduce the Contract Value to less than $500, then we may treat it as a request for a withdrawal of your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain qualified plans. Withdrawals also may be subject to a 10% penalty tax.

To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from your Personal Financial Representative, or from us at the address and phone number given on the first page of this prospectus. We will not honor your request unless the required form includes your Tax I.D. Number (Social Security Number) and provides instructions regarding withholding of income taxes.

PARTIAL WITHDRAWALS

You may withdraw part of your Contract Value from the Variable Sub-Accounts and the Standard Fixed Account Option. If we do not receive allocation instructions from you, we will deduct the partial withdrawal proportionately from the Variable Sub-Accounts and the Standard Fixed Account Option in the same proportions as you are currently invested. If you have Contract Value in the Standard Fixed Account Option that is allocated entirely to Guarantee Periods of the same length, we will subtract the partial withdrawal first from the most recently created Guarantee Period. You may not make a partial withdrawal from the Standard Fixed Account Option in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Standard Fixed Account Option to the Contract Value immediately before the partial withdrawal.

TOTAL WITHDRAWAL

If you request a total withdrawal, we will pay you the Settlement Value, which equals the Contract Value minus any applicable withdrawal charge and applicable taxes. We also will deduct a contract maintenance charge of $35 (unless waived). We determine the Settlement Value based on the Contract Value next computed after we receive a properly completed request at the P.O. Box address on the first page of this prospectus.

We will usually pay the Settlement Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the variable account or delay payment for withdrawals for more than seven days in the following circumstances:

    1. whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

    2. when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the variable account's investments or determination of Accumulation Unit Values is not reasonably practical; or

    3.  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Settlement Value in the fixed account for up to 6 months or a shorter period if required by law. If we delay payment from the fixed account for more than 30 days, we will pay interest as required by applicable law.

The limitations on withdrawals do not affect transfers between certain qualified plans. Additional restrictions and limitations may apply to distributions from any qualified plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from qualified plans.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS

In general, earnings on annuities are taxable as ordinary income upon withdrawal. As described on page 45, a 10% tax penalty is imposed on certain "premature" payments under annuity contracts. The tax penalty applies to any payment received before age 59 1/2, to the extent it is includable in income and is not subject to an exception. The Tax Reform Act of 1986 clarified an exception to this tax penalty. This exception is known as "substantially equal periodic payments."

Generally, under this exception you may take "substantially equal periodic payments" before age 59 1/2 without incurring the tax penalty. These "payments" are withdrawals, as opposed to income payments under the Contract. Accordingly, you may need to pay a withdrawal charge.

To qualify for this exception, the payments must meet the following requirements:

    (1) The payments must continue to the later of age 59 1/2 or for five years;

    (2) Payments must be established under one of the approved methods detailed by the IRS in IRS Notice 89-25; and

    (3) You must have separated from service, if you purchased your Contract under a qualified retirement plan or tax sheltered annuity.

If you modify the payment stream in any way, except for reason of death or disability, you will lose the exception. Modification includes changing the amount or timing of the payments, or making additional purchase payments. Any subsequent periodic payment will be subject to the penalty tax, unless it qualifies for a different exception. In addition, in the year of the modification, you will be required to pay the penalty tax (plus interest) that you would have been required to pay on the earlier payments if this exception had not applied.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract was issued in connection with a non-qualified plan or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. If you do not complete the withdrawal election section, we will deduct the standard 10% withholding from your payment. You may choose withdrawal payments of a flat dollar amount, or a percentage of purchase payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Variable Sub-Account and fixed account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the fixed account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA PLANS

A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a qualified plan or a non-qualified plan covered by to Title 1 of ERISA. You should seek tax advice regarding this issue.

MINIMUM CONTRACT VALUE

If as a result of withdrawals your Contract Value would be less than $500 and you have not made any purchase payments during the previous three full calendar years, we may terminate your Contract and distribute its Settlement Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with qualified plans.

                                    EXPENSES

We assess charges and expenses under the Contract in three ways:

    1. as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes;

    2. as charges against the assets of the variable account for administrative expenses or for the assumption of mortality and expense risks; and

    3. as withdrawal charges (contingent deferred sales charges) subtracted from remaining Contract Value.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Expense Table on pages 14-15, and described more fully in the prospectuses and Statements of Additional Information for the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge from your Contract's value in each Variable Sub-Account during each Valuation Period. The mortality risks arise from our contractual obligations to make income payments after the Payout Start Date for the life of the Annuitant(s); to waive the withdrawal charge upon your death; and to provide the Death Benefit prior to the Payout Start Date. The expense risk is that it may cost us more to administer the Contracts and the Variable Account than we receive from the contract maintenance charge and the administrative expense charge.

We deduct a mortality and expense risk charge equal, on an annual basis, to 1.15% of the average daily net assets you have invested in the Variable Sub-Accounts.

If you select the Enhanced Death Benefit Rider, Allstate will deduct a mortality and expense risk charge equal, on an annual basis, to 1.35% of the average daily net assets you have invested in the Variable Sub-Accounts. If you have selected the Enhanced Death and Income Benefit Rider, your mortality and expense risk charge will be 1.55% of the average daily net assets you have invested in the Variable Sub-Accounts.

We charge a higher mortality and expense risk charge for the Riders to compensate us for the additional risk that we accept by providing the riders. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with each type of rider, in order to reflect the difference in the mortality and expense risk charges.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge from each Variable Sub-Account during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of your average daily net assets in the Variable Sub-Accounts. This charge is designed to compensate us for the cost of administering the Contracts and the Variable Account. The administrative expense charge is assessed during both the Accumulation Phase and the Payout Phase.

CONTRACT MAINTENANCE CHARGE

We deduct an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Payout Start Date, we will subtract the annual contract maintenance charge from the Van Kampen LIT Money Market Variable Sub-Account on each Contract Anniversary. If the Van Kampen LIT Money Market Variable Sub-Account has insufficient funds, then we will subtract the contract maintenance charge in equal parts from the other Variable Sub-Accounts in the proportion that your value in each bears to your total value in all Variable Sub-Accounts, excluding the Van Kampen LIT Money Market Variable Sub-Account.

We will waive this charge if you pay more than $50,000 in total purchase payments or if you have allocated all of your Contract Value to the Fixed Account Options on the Contract Anniversary. If you fully withdraw your Contract Value, then we will deduct the full $35 charge as of the date of the full withdrawal, unless your Contract qualifies for a waiver.

After the Payout Start Date, we will subtract this charge in equal parts from each of your income payments. We will waive this charge if on the Payout Start Date your Contract Value is $50,000 or more or if all of your income payments are fixed income payments.

TRANSFER FEE

We currently are waiving the transfer fee. The Contract permits us to charge you up to $10 per transfer for each transfer after the 12th in any Contract Year. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Variable Sub-Account(s) or fixed account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the purchase payment being withdrawn.

    We do not apply a withdrawal charge in the following situations:

    - on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

    -  the payment of a death benefit (unless the Settlement Value is used);

    -  a free withdrawal amount, as described below;

    - withdrawals taken to satisfy IRS minimum distribution rules for the Contract.

We will never waive or eliminate a withdrawal charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

Withdrawals may be subject to tax penalties and income tax. You should consult your own tax counsel or other tax adviser regarding any withdrawals.

As a general rule, the withdrawal charge equals a percentage of purchase payments withdrawn that: (a) we have held for less than seven years; and
(b) are not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the purchase payment being withdrawn, as shown in this chart:

                                                      WITHDRAWAL CHARGE
PAYMENT YEAR                                             PERCENTAGE
------------                                          -----------------
First...............................................          7%
Second..............................................          7%
Third...............................................          6%
Fourth..............................................          6%
Fifth...............................................          5%
Sixth...............................................          4%
Seventh.............................................          3%
Eighth and later....................................          0%

We subtract the withdrawal charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the withdrawal charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST                 Earnings -- the current Contract
                      Value minus all purchase payments
                      that have not previously been
                      withdrawn;

SECOND                "Old Purchase Payments" --
                      purchase payments received by us
                      more than seven years before the
                      date of withdrawal that have not
                      been previously withdrawn;

THIRD                 Any additional amounts available
                      as a "Free Withdrawal," as
                      described below;

FOURTH                "New Purchase Payments" --
                      purchase payments received by us
                      less than seven years before the
                      date of withdrawal.

These payments are deemed to be withdrawn on a first-in, first-out basis.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

FREE WITHDRAWAL

Withdrawals of the following amounts are never subject to the withdrawal charge:

    -  the free withdrawal amount; and

    -  any Old Purchase Payments that have not been previously withdrawn.

The free withdrawal amount, in any Contract Year, is equal to the greater of:

    (a) earnings that have not previously been withdrawn; or

    (b) 15 percent of New Purchase Payments.

Any free withdrawal amount that is not withdrawn during a Contract Year may not be carried over to increase the free withdrawal amount available in a subsequent year.

NOTE: Even if you do not owe a withdrawal charge on a particular withdrawal, you may still owe taxes or penalty taxes.

WAIVER OF WITHDRAWAL CHARGES

GENERAL

If approved in your state, we will offer the three waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable withdrawal charge. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.

Some qualified plans may not permit you to utilize these benefits. Also, even if you do not need to pay our withdrawal charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

CONFINEMENT WAIVER

We will waive the withdrawal charge on all withdrawals under your Contract if the following conditions are satisfied:

    1. Any Contract owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. You (or the Annuitant) must enter the long term care facility or hospital at least 30 days after the issue date;

    2. You request the withdrawal no later than 90 days following the end of your (or the Annuitant's) stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

    3. A physician must have prescribed the stay and the stay must be medically necessary, as defined in the Contract.

You may not claim this benefit if the physician prescribing your (or the Annuitant's) stay in a long term care facility is the Contract owner or the Annuitant or a member of the Contract owner or the Annuitant's immediate family.

TERMINAL ILLNESS WAIVER

We will waive any withdrawal charge on all withdrawals under your Contract if, at least 30 days after the issue date, you or the Annuitant are diagnosed with a terminal illness, as defined in the Contract. You may be required to provide adequate proof of the diagnosis to us.

UNEMPLOYMENT WAIVER

We will waive any withdrawal charge on one partial or full withdrawal from your Contract, if you meet the following requirements:

    - You (or the Annuitant, if the Contract owner is not a living individual) become unemployed at least one year after the issue date;

    - You (or the Annuitant, if the Contract owner is not a living individual) receive unemployment compensation for at least 30 days as a result of that unemployment; and

    - You (or the Annuitant, if the Contract owner is not a living individual) claim this benefit within 180 days of your initial receipt of unemployment compensation.

You may exercise this benefit once before the annuity start date.

PREMIUM TAXES

We may charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when purchase payments are made; others assess premium taxes when income payments begin. We will deduct any applicable premium taxes upon full withdrawal, death, or when you begin to receive income payments. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the variable account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES

You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts to which you allocate your Contract Value. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers, administrators, distributors (and/or an affiliate thereof) of the Portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular Portfolios attributable to the Contract along with certain other variable contracts issued or administered by Allstate (or an affiliate). Some advisers, administrators or distributors may pay us more than others.

                                  TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ONLY FEDERAL INCOME TAX ISSUES ARE ADDRESSED. ALLSTATE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences of your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

    (1) the Contract owner is a natural person;

    (2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations; and

    (3) Allstate is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS

As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. Any increase in the value of such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT

The IRS has stated that you will be considered the owner of variable account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the variable account investments may cause an investor to be treated as the owner of the variable account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Variable Sub-Account investments without being treated as owners of the underlying assets of the variable account.

Your rights under this Contract are different than those described by the IRS in rulings in which it found that Contract owners were not owners of variable account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the variable account. If this occurs, income and gain from the variable account assets would be includible in your gross income. Allstate does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the variable account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to withdrawal charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-qualified Contract or a qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Non-qualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

    -  made on or after the date the individual attains age 59 1/2;

    -  made to a Beneficiary after the owner's death;

    -  attributable to the owner being disabled; or

    - for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF INCOME PAYMENTS

Generally, the rule for income taxation of income payments received from a nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed income payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of income payments for the term of the Contract. If you elect variable income payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The income payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and income payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

    (1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

    (2) if distributed under an Income Plan, the amounts are taxed in the same manner as an income payment. Unlike some other assets, the Beneficiary's cost basis for an annuity is not increased or decreased to the fair market value of the Contract on the date of death. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to the taxable amount of any premature distribution from a nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

    (1) made on or after the date the owner attains age 59 1/2;

    (2) made as a result of the owner's death or disability;

    (3) made in substantially equal periodic payments over the owner's life or life expectancy;

    (4) made under an immediate annuity; or

    (5) attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax adviser to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS

All nonqualified deferred annuity contracts issued by Allstate (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Contracts may be used as investments with certain qualified plans such as:

    - Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Tax Code;

    -  Roth IRAs under Section 408A of the Tax Code;

    -  Tax sheltered annuities under Section 403(b) of the Tax Code;

    -  Simplified Employee Pension Plans under Section 408(k) of the Tax Code;

    -  Savings Incentive Match Plans for Employees (SIMPLE) Plans under
       Section 408(p) of the Tax Code;

    -  Corporate and Self Employed Pension and Profit Sharing Plans; and

    - State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS

Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under
Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31,

1988, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

    -  attains age 59 1/2;

    -  separates from service;

    -  dies;

    -  becomes disabled; or

    - on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING

Allstate is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to another qualified plan or IRA. Eligible rollover distributions generally include all distributions from qualified Contracts, excluding IRAs, with the exception of:

    (1) required minimum distributions; or

    (2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

    (3) over the life (joint lives) of the participant (and beneficiary).

Allstate may be required to withhold federal and state income taxes on any distributions from either non-qualified or qualified Contracts that are not eligible rollover distributions unless you notify us of your election to not have taxes withheld.

                            PERFORMANCE INFORMATION

YIELDS AND STANDARD TOTAL RETURN

We may advertise the yields and standard average annual total returns for the Variable Sub-Accounts. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Yields and standard total returns include all charges and expenses you would pay under the Contract: the mortality and expense risk charge (1.15% for Contracts with the Standard Death Benefit; 1.35% for Contracts with the Enhanced Death Benefit; and 1.55% for Contracts with the Enhanced Death Benefit and Income Benefit), an administrative expense charge of 0.10%, the annual contract maintenance charge of $35, and applicable withdrawal charges.

The yield of the Van Kampen LIT Money Market Variable Sub-Account refers to the annualized investment income that an investment in the Sub-Account generates over a specified seven-day period. The effective yield of the Van Kampen LIT Money Market Variable Sub-Account is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The yield of a Variable Sub-Account (except the Van Kampen LIT Money Market Variable Sub-Account) refers to the annualized income that an investment in the Variable Sub-Account generates over a specified thirty-day period.

The average annual total return of a Variable Sub-Account assumes that an investment has been held in the Variable Sub-Account for certain periods of time including the period measured from the date the Variable Sub-Account began operations. We will provide the average annual total return for each Variable Sub-Account that has been in operation for 1, 5, and 10 years, or since inception if for a shorter period. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods, or the period since inception.

The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

For additional information regarding yield and total return calculations, please refer to the Statement of Additional Information.

OTHER PERFORMANCE DATA

We may disclose average annual total return in nonstandard formats and cumulative total return. This means that the data may be presented for different time periods and different dollar amounts.

We may also present historic performance data for the Portfolios since their inception reduced by all fees and charges you would pay under the Contract -- the mortality and expense risk charge (1.15% for Contracts with the Standard Death Benefit; 1.35% for Contracts with the Enhanced Death Benefit; and 1.55% for Contracts with the Enhanced Death and Income Benefit), an administrative expense charge of 0.10%, an annual contract maintenance charge of $35, and applicable withdrawal charges.

Such adjusted performance includes data that precedes the inception dates of the Variable Sub-Accounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each Variable Sub-Account with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

We may report other information including the effect of tax-deferred compounding on a Variable Sub-Account's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the Portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best Company's, Standard & Poor's Insurance Rating Services' and Moody's rating of Allstate as an insurance company.

            ALLSTATE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

ALLSTATE LIFE INSURANCE COMPANY

Allstate is an Illinois stock life insurance company organized in 1957. Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the variable account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

We established the Allstate Financial Advisors Separate Account I in 1999, as a segregated asset account of Allstate. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have registered the variable account with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the variable account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account is divided into multiple Variable Sub-Accounts. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. The assets of each Variable Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Variable Sub-Accounts or the Portfolios. Values allocated to the variable account and the amount of variable income payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

We have included additional information about the Variable Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-632-3492 or go to the SEC's Web site at (http://www.sec.gov). We have reproduced the Table of Contents of the Statement of Additional Information on the last page of this prospectus.

                                 ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Variable Account. Our mailing address is: Allstate Life Insurance Company, Nebraska Service Center, P.O. Box 80469, Lincoln, Nebraska 68501-0469 (overnight mail: Allstate Life Insurance Company, Nebraska Service Center, 2940 S.
84th Street, Lincoln, Nebraska 68506).

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract owner records; Contract owner services; calculation of unit values; maintenance of the Variable Account; and preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                                   YEAR 2000

Allstate is heavily dependent upon complex computer systems for all phases of its operations, including customer service and policy and Contract administration. Since many of Allstate's older computer software programs recognize only the last two digits of the year in any date, some software may have failed to operate properly in or after the year 1999, if the software was not reprogrammed or replaced ("Year 2000 Issue"). Allstate believes that many of its counterparties and suppliers also had potential Year 2000 Issues that could affect Allstate. In 1995, Allstate Insurance Company commenced a four-phase plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies included normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements, and modifications to existing systems to make them Year 2000 compliant. The plan also included Allstate actively working with its major external counterparties and suppliers to assess their compliance efforts and Allstate's exposure to them. Because of the accuracy of this plan, and its timely completion, Allstate has experienced no material impacts on its results of operations, liquidity or financial position due to the Year 2000 issue. Year 2000 costs are expensed as incurred.

                  MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from third party market timing and asset allocation services if they comply with our administrative systems, rules and procedures, which we may modify at any time. Please note that fees and charges assessed for third party market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. We neither recommend nor discourage the use of market timing and asset allocation services.

                           DISTRIBUTION OF CONTRACTS

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 6% of all purchase payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of purchase payments to broker-dealers who maintain certain sales volume levels.

ALFS, Inc.* ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062 serves as distributor of the Contracts. ALFS is a wholly owned subsidiary of Allstate. ALFS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities
Dealers, Inc.

Allstate does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. Allstate and its subsidiaries are engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Variable Account.

                                 LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Illinois law, have been passed upon by Michael J. Velotta, Senior Vice President, Secretary and General Counsel.

                             REGISTRATION STATEMENT

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Variable Account, Allstate, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.

------------------------

*Effective May 1, 2000, Allstate Life Financial Services, Inc. was renamed ALFS, Inc.

                                   APPENDIX A
            ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS
           OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*

FOR THE PERIOD JULY 20* THROUGH DECEMBER 31, 1999
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $13.962
Number of Units Outstanding, End of Period.................   10,875

AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.005
Number of Units Outstanding, End of Period.................    8,850

AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.377
Number of Units Outstanding, End of Period.................    5,473

AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.851
Number of Units Outstanding, End of Period.................    4,301

AIM V.I. VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.941
Number of Units Outstanding, End of Period.................    4,798

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK- SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.527
Number of Units Outstanding, End of Period.................   13,193

FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.415
Number of Units Outstanding, End of Period.................   10,589

FIDELITY VIP HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.156
Number of Units Outstanding, End of Period.................    2,272

FIDELITY VIP INDEX 500 SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.171
Number of Units Outstanding, End of Period.................   10,365

FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.065
Number of Units Outstanding, End of Period.................    3,082

FIDELITY VIP OVERSEAS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $13.019
Number of Units Outstanding, End of Period.................   11,627

MFS BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.949
Number of Units Outstanding, End of Period.................   10,317

MFS GROWTH WITH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.481
Number of Units Outstanding, End of Period.................   10,973

MFS HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.144
Number of Units Outstanding, End of Period.................    3,925

MFS NEW DISCOVERY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $15.524
Number of Units Outstanding, End of Period.................    5,188

OPPENHEIMER BOND/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.019
Number of Units Outstanding, End of Period.................   10,996

OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.887
Number of Units Outstanding, End of Period.................   13,148

OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.151
Number of Units Outstanding, End of Period.................    3,793

OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.062
Number of Units Outstanding, End of Period.................      898

OPPENHEIMER SMALL CAP GROWTH/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $14.151
Accumulation Unit Value, End of Period.....................  $15.818
Number of Units Outstanding, End of Period.................    4,350

VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.720
Number of Units Outstanding, End of Period.................    6,078

VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $15.818
Accumulation Unit Value, End of Period.....................  $15.818
Number of Units Outstanding, End of Period.................    2,103

VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $17.543
Number of Units Outstanding, End of Period.................    7,205

VAN KAMPEN LIT MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.146
Number of Units Outstanding, End of Period.................    7,302

------------------------

*All Variable Sub-Accounts commenced operations on July 20, 1999. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

            ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*

                      (WITH ENHANCED DEATH BENEFIT RIDER)

FOR THE PERIOD JULY 20* THROUGH DECEMBER 31, 1999
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $13.951
Number of Units Outstanding, End of Period.................      214

AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.997
Number of Units Outstanding, End of Period.................        0

AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.367
Number of Units Outstanding, End of Period.................      233

AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.839
Number of Units Outstanding, End of Period.................        0

AIM V.I. VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.932
Number of Units Outstanding, End of Period.................      231

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK- SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.518
Number of Units Outstanding, End of Period.................      238

FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.405
Number of Units Outstanding, End of Period.................      337

FIDELITY VIP HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.148
Number of Units Outstanding, End of Period.................      237

FIDELITY VIP INDEX 500 SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.162
Number of Units Outstanding, End of Period.................      354

FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.057
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP OVERSEAS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $13.009
Number of Units Outstanding, End of Period.................        0

MFS BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.941
Number of Units Outstanding, End of Period.................        0

MFS GROWTH WITH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.472
Number of Units Outstanding, End of Period.................      246

MFS HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.135
Number of Units Outstanding, End of Period.................      234

MFS NEW DISCOVERY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $15.512
Number of Units Outstanding, End of Period.................      115

OPPENHEIMER BOND/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.011
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.876
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.140
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.054
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER SMALL CAP GROWTH/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $15.805
Number of Units Outstanding, End of Period.................      107

VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.712
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.067
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $17.529
Number of Units Outstanding, End of Period.................      189

VAN KAMPEN LIT MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.137
Number of Units Outstanding, End of Period.................        0

------------------------

*All Variable Sub-Accounts commenced operations on July 20, 1999. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative expense charge of 0.10%.

            ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*

                 (WITH ENHANCED DEATH AND INCOME BENEFIT RIDER)

FOR THE PERIOD JULY 20* THROUGH DECEMBER 31, 1999
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $13.939
Number of Units Outstanding, End of Period.................        0

AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.989
Number of Units Outstanding, End of Period.................        0

AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.357
Number of Units Outstanding, End of Period.................        0

AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.827
Number of Units Outstanding, End of Period.................        0

AIM V.I. VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.922
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK- SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.509
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.395
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.139
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP INDEX 500 SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $11.153
Number of Units Outstanding, End of Period.................      474

FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.049
Number of Units Outstanding, End of Period.................        0

FIDELITY VIP OVERSEAS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.998
Number of Units Outstanding, End of Period.................        0

MFS BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.933
Number of Units Outstanding, End of Period.................        0

MFS GROWTH WITH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.464
Number of Units Outstanding, End of Period.................        0

MFS HIGH INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.127
Number of Units Outstanding, End of Period.................        0

MFS NEW DISCOVERY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $15.499
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER BOND/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.003
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $12.866
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $14.128
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.046
Number of Units Outstanding, End of Period.................        0

OPPENHEIMER SMALL CAP GROWTH/VA SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $15.793
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $ 9.704
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.058
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $17.514
Number of Units Outstanding, End of Period.................        0

VAN KAMPEN LIT MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period...............  $10.000
Accumulation Unit Value, End of Period.....................  $10.129
Number of Units Outstanding, End of Period.................        0

------------------------

*All Variable Sub-Accounts commenced operations on July 20, 1999. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative expense charge of 0.10%.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Contract................................................    3
  Income Payments...........................................    3
  Initial Monthly Income Payment............................    3
  Subsequent Monthly Payments...............................    3
  Annuity Unit Value........................................    4
  Illustrative Example of Annuity Unit Value Calculation....    5
  Illustrative Example of Variable Income Payments..........    5
Additional Federal Income Tax Information...................    6
  Introduction..............................................    6
  Taxation of Allstate Life Insurance Company...............    6
  Exceptions to the Non-Natural Owner Rule..................    6
  IRS Required Distribution at Death Rules..................    6
  Qualified Plans...........................................    7
  Types of Qualified Plans..................................    7
    IRAs....................................................    7
    Roth IRAs...............................................    7
    Simplified Employee Pension Plans.......................    7
    Savings Incentive Match Plans For Employees (SIMPLE
     Plans).................................................    8
    Tax Sheltered Annuities.................................    8
    Corporate and Self-Employed Pension and Profit Sharing
     Plans..................................................    8
    State and Local Government and Tax-Exempt Organization
     Deferred Compensation Plans............................    8
Variable Account Performance................................    8
  Standardized Total Returns................................    8
  Non-Standardized Total Returns............................   11
Adjusted Historical Total Returns...........................   13
Experts.....................................................   15
Financial Statements........................................   15

                     (This page has been left blank intentionally.)

                       Statement of Additional Information

    Flexible Premium Individual and Group Deferred Variable Annuity Contracts
                                 Issued through
                 Allstate Financial Advisors Separate Account I
                                   Offered by
                         Allstate Life Insurance Company

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above.

You may obtain a copy of the prospectus without charge by calling us at 1-800-632-3492 or writing to us at the following address:

                         Allstate Life Insurance Company
                             Nebraska Service Center
                                 P.O. Box 80469
                          Lincoln, Nebraska 68501-0469

The date of this Statement of Additional Information and of the related prospectus is: May 1, 2000.



                                        Table of Contents

The Contract.......................................................................................... 3
  Income Payments..................................................................................... 3
  Initial Monthly Income Payment...................................................................... 3
  Subsequent Monthly Payments......................................................................... 3
  Annuity Unit Value.................................................................................. 4
  Illustrative Example of Annuity Unit Value Calculation.............................................. 5
  Illustrative Example of Variable Income Payments.................................................... 5
Additional Federal Income Tax Information............................................................. 6
  Introduction........................................................................................ 6
  Taxation of Allstate Life Insurance Company......................................................... 6
  Exceptions to the Non-Natural Owner Rule............................................................ 6
  IRS Required Distribution at Death Rules............................................................ 6
  Qualified Plans..................................................................................... 7
  Types of Qualified Plans............................................................................ 7
     IRAs............................................................................................. 7
     Roth IRAs........................................................................................ 7
     Simplified Employee Pension Plans................................................................ 7
     Savings Incentive Match Plans For Employees (SIMPLE Plans)....................................... 8
     Tax Sheltered Annuities.......................................................................... 8
     Corporate and Self-Employed Pension and Profit Sharing Plans..................................... 8
     State and Local Government and Tax-Exempt Organization Deferred Compensation Plans............... 8
Variable Account Performance.......................................................................... 8
  Standardized Total Returns.......................................................................... 8
  Non-Standardized Total Returns......................................................................11
Tables of Adjusted Historical Total Returns ..........................................................13
Experts...............................................................................................15
Financial Statements..................................................................................15


                                  THE CONTRACT

INCOME PAYMENTS

The amount of your income payments will depend on the following factors:

     (a) the amount of your Contract Value on the Valuation Date immediately preceding the payout start date, minus any applicable premium tax charge;

     (b)  the Income Plan you have selected;

     (c)  the payment frequency you have selected;

     (d) the age and, in some cases, the sex of the Annuitant and any joint Annuitant; and

     (e) for variable income payments only, the investment performance after the Payout Start Date of the Variable Sub-Accounts you have selected.

INITIAL MONTHLY INCOME PAYMENT

For both fixed and variable income payments, we determine the amount of your initial income payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Payout Start Date. Next, we apply that amount to the Income Plan you have selected. For the fixed portion of your income payments, we will use either the Income Payment Tables in the Contract or our income payment tables in effect at the time of the calculation, whichever table is more favorable to the Annuitant. For income payments on a variable basis, we will use the Income Payment tables in the Contract (which reflect the assumed investment rate of 3.0% which is used in calculating subsequent variable income payments, as described below). The tables show the amount of the periodic payment an Annuitant could receive based on $1,000 of contract value. To determine the initial payment amount, we divide your contract value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's adjusted age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected. The adjusted age is the actual age of the Annuitant on the Payout Start Date reduced by one year for each six full years between January 1, 1983 and the Payout Start Date.

In some states and under certain qualified plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic income payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For fixed income payments, the amount of the second and each subsequent monthly income payment is usually the same as the first monthly payment. However, after the Payout Start Date you will have a limited ability to increase your fixed income payments by making transfers from the Variable Sub-Accounts. After each such transfer, however, your subsequent income payments will remain at the new level until and unless you make an additional transfer to your fixed income payments.

For variable income payments, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Variable Sub-Accounts to which you allocated your contract value after the Payout Start Date. We calculate separately the portion of the monthly income payment attributable to each Variable Sub-Account you have selected as follows. When we calculate your initial income payment, we also will determine the number of annuity units in each Variable Sub-Account to allocate to your Contract for the remainder of the Payout Phase. For each Variable Sub-Account, we divide the portion of the initial income payment attributable to that Variable Sub-Account by the annuity unit value for that Variable Sub-Account on the Valuation Date immediately preceding the Payout Start Date. The number of annuity units so determined for your Contract is fixed for the duration of the Payout Phase. We will determine the amount of each subsequent monthly payment attributable to each Variable Sub-Account by multiplying the number of annuity units allocated to your Contract by the annuity unit value for that Variable Sub-Account as of the Valuation Period immediately preceding the date on which the income payment is due. Since the number of annuity units is fixed, the amount of each subsequent variable income payment will reflect the investment performance of the Variable Sub-Accounts you elected.

ANNUITY UNIT VALUE

We determine the value of an annuity unit independently for each Variable Sub-Account. Initially, the annuity unit value for each Variable Sub-Account was set at $100.00.

The annuity unit value for each Variable Sub-Account will vary depending on how much the actual net investment return of the Variable Sub-Account differs from the assumed investment rate that was used to prepare the income payment tables in the Contract. Those income payment tables are based on a 3.0% per year assumed investment rate. If the actual net investment rate of a Variable Sub-Account exceeds 3.0%, the annuity unit value will increase and variable income payments derived from allocations to that Variable Sub-Account will increase over time. Conversely, if the actual net investment rate (that is, the Portfolio's investment return minus a deduction of variable account charges) is less than 3.0%, the annuity unit value will decrease and the variable income payments will decrease over time. If the net investment rate of a Variable Sub-Account equals 3.0%, the annuity unit value will stay the same, as will the variable income payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

For each Variable Sub-Account, we determine the annuity unit value for any Valuation Period by multiplying the annuity unit value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor that offsets the effect of the assumed net investment rate of 3.0% per year.

The Net Investment Factor measures the net investment performance of a Variable Sub-Account from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an annuity unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Variable Sub-Account for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

(a) is the total of:

     (1) the net asset value of a Portfolio share held in the Variable Sub-Account determined as of the valuation date at the end of the Valuation Period; plus

     (2) the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the valuation period; plus or minus

     (3) a per share credit or charge for any taxes which we paid or for which we reserved during the valuation period and which we determine to be attributable to the operation of the Variable Sub-Account. As described in the prospectus, currently we do not pay or reserve for Federal income taxes;

(b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the immediately preceding Valuation Period; and

(c) is the annualized mortality and expense risk charge and the annualized administrative expense risk charge divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

The Net Investment Factor may be greater, less than, or equal to one. Therefore the value of an Accumulation Unit may increase, decrease, or remain the same.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Variable Sub-Account's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

Net Investment Factor = ($11.46/$11.44) - 0.000034246 = 1.001714006

The amount subtracted from the ratio of the two net asset values (0.000034246) is the daily equivalent of the annual asset-based expense charges against the Variable Sub-Account of 1.25% and a factor for the 3.0% assumed investment rate.

In the example given above, if the annuity unit value for the Variable Sub-Account was $101.03523 on Monday, the annuity unit value on Tuesday would have been:

                      $101.03523 x 1.001714006 = $101.20840
                                   1.000080986

ILLUSTRATIVE EXAMPLE OF VARIABLE INCOME PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his contract value to a single Variable Sub-Account. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Income Plan 1, Life Income with Guaranteed Payments for 120 Months. As of the last Valuation Date immediately preceding the Payout Start Date, P's account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's account value at that date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the annuity unit value for the Variable Sub-Account at that same date is $132.56932, and that the annuity unit value on the Valuation Date immediately prior to the second income payment date is $133.27695.

P's first variable income payment is determined from the income payment tables in P's Contract, using the information assumed above, with an adjustment for age. The tables supply monthly income payments for each $1,000 of applied contract value. Accordingly, P's first variable income payment is determined by multiplying the monthly installment of $4.92 by the result of dividing P's Account Value by $1,000:

             First Payment = $4.92 X ($116,412.31/$1,000) = $572.75

The number of P's annuity units is also determined at this time. It is equal to the amount of the first variable income payment divided by the value of an annuity unit at the Valuation Date immediately prior to annuitization:

             annuity units = $572.75 divided by $132.56932 = 4.32037

P's second variable income payment is determined by multiplying the number of annuity units by the annuity unit value as of the Valuation Date immediately prior to the second payment due date:

                 Second Payment = 4.32037 x $133.27695 = $575.81

P's third and subsequent variable income payments are computed in the same manner.

The amount of the first variable income payment depends on the contract value in the relevant Variable Sub-Account on the Payout Start Date. Thus, it reflects the investment performance of the Variable Sub-Account, minus fees and charges during the accumulation period. The amount of the first variable income payment determines the number of annuity units allocated to P's Contract for the Payout Phase. That number will remain constant throughout the Payout Phase, unless the Contract owner makes a transfer. The amount of the second and subsequent variable income payments depends on changes in the annuity unit value, which will continuously reflect changes in the net investment performance of the Variable Sub-Account during the Payout Phase.

                    ADDITIONAL FEDERAL INCOME TAX INFORMATION

INTRODUCTION

The following discussion is general and is not intended as tax advice. Allstate makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from Allstate, and its operations form a part of the Company. As a consequence, the Variable Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under current federal tax law, Allstate believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Allstate is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Allstate does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Variable Account, then we may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions applies. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are:

     (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent;

     (2)  certain qualified Contracts;

     (3) Contracts purchased by employers upon the termination of certain qualified plans;

     (4) certain Contracts used in connection with structured settlement agreements, and

     (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from date of purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the Payout Phase.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

To  qualify  as  an  annuity  contract  for  federal  income  tax  purposes,   a
nonqualified Contract must provide:

     (1) if any owner dies on or after the annuity start date, but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death;

     (2) if any owner dies prior to the annuity start date, the entire interest in the Contract must be distributed within five years after the date of the owner's death.


       The five year requirement is satisfied if:

     (1) any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary), and

     (2)  the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is a surviving spouse, the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the Annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person is treated as the death of the owner.

QUALIFIED PLANS

This Contract may be used with several types of qualified plans. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate reserves the right to limit the availability of the Contract for use with any of the qualified plans listed below. The tax rules applicable to participants in qualified plans vary according to the type of plan and the terms and conditions of the plan. qualified plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the qualified plan regardless of the terms of the contract.

TYPES OF QUALIFIED PLANS

IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement plan known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a Death Benefit that equals the greater of the premiums paid or the Contract Value. The Contract provides a Death Benefit that in certain situations, may exceed the greater of the payments or the Contract Value. If the IRS treats the Death Benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

Roth IRAs
Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempt from the 10% penalty tax on premature distributions.

Simplified Employee Pension Plans
Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice.

Savings Incentive Match Plans For Employees (SIMPLE Plans)
Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

Tax Sheltered Annuities
Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the

Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

     o    the date the employee attains age 59 1/2,

     o    separates from service,

     o    dies,

     o    becomes disabled, or

     o on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the contract value to another 403(b) plan.

Corporate and Self-Employed Pension and Profit Sharing Plans
Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts to provide benefits under the plans.

State and Local  Government and Tax-Exempt  Organization  Deferred  Compensation
Plans
Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current income taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject only to the claims of the employer's general creditors, until such time as the assets become available to the employee or a beneficiary.

                          VARIABLE ACCOUNT PERFORMANCE

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner. The performance figures shown do not reflect any applicable taxes.


STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                               1000(1 + T)n = ERV

where:

         T        =        average annual total return

         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of 1, 5, or 10 year periods or shorter period

         n        =        number of years in the period

         1000     =        hypothetical $1,000 investment


When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge, we pro rate the charge by dividing (i) the contract maintenance charges by (ii) an assumed Contract size of $20,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

The Variable Sub-Accounts commenced operations on July 20, 1999. The table below sets out the standardized total returns for the Variable Sub-Accounts as of December 31, 1999 since the inception date of the Sub-Accounts. The standardized total returns for the Variable Sub-Accounts shown below are not annualized. Standardized total returns are not shown for the Van Kampen LIT Money Market Variable Sub-Account.

                   Standardized Total Returns Since Inception
                             As of December 31, 1999

                         Average Annual Total Return(1)

Variable Sub-Account                    With Standard Death Benefit        With Enhanced Death Benefit Rider
--------------------                    ---------------------------        ---------------------------------
AIM Variable Insurance Funds

AIM V.I. Capital Appreciation                        33.49%                    33.38%

AIM V.I. Diversified Income                          -6.07%                    -6.15%

AIM V.I. Growth and Income                           17.65%                    17.55%

AIM V.I. International Equity                        42.39%                    42.27%

AIM V.I. Value                                       13.29%                    13.19%

Fidelity VIP (VIP)

Fidelity VIP Contrafund(R)                            9.15%                     9.05%

Fidelity VIP Growth                                  18.03%                    17.93%

Fidelity VIP High Income                             -4.57%                    -4.65%

Fidelity VIP Index 500                                5.59%                     5.50%

Fidelity VIP Investment Grade Bond                   -5.47%                    -5.55%

Fidelity VIP Overseas                                24.07%                    23.69%

MFS(R) Variable Insurance Trust(sm)

MFS Bond                                              -6.63%                   -6.71%

MFS Growth with Income                                -1.32%                   -1.40%

MFS High Income                                       -4.69%                   -4.77%

MFS New Discovery                                     49.12%                   48.99%

Oppenheimer Variable Account Funds

Oppenheimer Bond/VA                                   -5.94%                   -6.02%

Oppenheimer Capital Appreciation/VA                   22.74%                   22.64%

Oppenheimer Global Securities/VA                      35.39%                   35.27%

Oppenheimer High Income/VA                            -5.50%                   -5.59%

Oppenheimer Small Cap Growth/VA                       52.06%                   51.93%

Van Kampen Life Investment Trust

Van Kampen LIT Comstock                               -8.93%                   -9.01%

Van Kampen LIT Domestic Income                        -5.38%                   -5.46%

Van Kampen LIT Emerging Growth                        69.30%                   69.16%


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's Accumulation Units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge, However, these rates of return do not reflect withdrawal charges, contract maintenance charges, or any taxes. Such charges, if reflected, would reduce the performance shown.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

         Annualized Return = (1 + r)1/n - 1

         where r = cumulative rate of return for the period shown, and n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an Accumulation Unit.

Cumulative rates of return reflect the cumulative change in value of an Accumulation Unit over the period shown. Year -by-year rates of return reflect the change in value of an Accumulation Unit during the course of each year shown. We compute these returns by dividing the Accumulation Unit Value at the end of each period shown, by the Accumulation Unit Value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as year-to-date (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; and the "n" most recent calendar years.

The Variable Sub-Accounts commenced operations on July 20, 1999. The table below sets out the non-standardized total returns for the Variable Sub-Accounts as of December 31, 1999 since the inception date of the Sub-Accounts. The non-standardized total returns for the Variable Sub-Accounts shown below are not annualized. Non-standardized total returns are not shown for the Van Kampen LIT Money Market Variable Sub-Account.



                 Non-Standardized Total Returns Since Inception
                             As of December 31, 1999

                         Average Annual Total Return(1)

Variable Sub-Account                    With Standard Death Benefit        With Enhanced Death Benefit Rider
--------------------                    ---------------------------        ---------------------------------
AIM Variable Insurance Funds

AIM V.I. Capital Appreciation                        39.62%                     39.51%

AIM V.I. Diversified Income                           0.05%                     -0.03%

AIM V.I. Growth and Income                           23.77%                     23.67%

AIM V.I. International Equity                        48.51%                     48.39%

AIM V.I. Value                                       19.41%                     19.32%

Fidelity VIP (VIP)

Fidelity VIP Contrafund(R)                           15.27%                     15.18%

Fidelity VIP Growth                                  24.15%                     24.05%

Fidelity VIP High Income                              1.56%                      1.48%

Fidelity VIP Index 500                               11.71%                     11.62%

Fidelity VIP Investment Grade Bond                    0.65%                      0.57%

Fidelity VIP Overseas                                30.19%                     30.09%

MFS(R) Variable Insurance Trust(sm)


MFS Bond                                             -0.51%                     -0.59%

MFS Growth with Income                                4.81%                      4.72%

MFS High Income                                       1.44%                      1.35%

MFS New Discovery                                    55.24%                    55.12%

Oppenheimer Variable Account Funds

Oppenheimer Bond/VA                                   0.19%                      0.11%

Oppenheimer Capital Appreciation/VA                  28.87%                     28.76%

Oppenheimer Global Securities/VA                     41.51%                     41.40%

Oppenheimer High Income/VA                            0.62%                      0.54%

Oppenheimer Small Cap Growth/VA                      58.18%                     58.05%

Van Kampen Life Investment Trust

Van Kampen LIT Comstock                              -2.80%                     -2.88%

Van Kampen LIT Domestic Income                        0.75%                      0.67%

Van Kampen LIT Emerging Growth                       75.43%                     75.29%


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the historical performance of the underlying
Portfolios and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract, the contract maintenance charge and the appropriate withdrawal charge.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 1999 are set out below. No adjusted historical total returns are shown for the Van Kampen LIT Money Market Variable Sub-Account.


            Adjusted Historical Total Returns as of December 31, 1999

                         Average Annual Total Return(1)

                           With Standard Death Benefit
                 (Total Variable Account Annual Expenses: 1.25%)
                                                                                      10 Year or
                                                                                     Since Inception
Variable Sub-Account                  Inception Date    1 Year (%)     5 Year (%)    (if less) (%)
--------------------                  --------------    ----------     ----------    -------------
AIM Variable Insurance Funds

AIM V.I. Capital Appreciation             5/5/93            42.64%        23.90%         20.69%

AIM V.I. Diversified Income               5/5/93            -3.33%         6.33%          4.44%

AIM V.I. Growth and Income                5/5/93            32.39%        26.46%         22.82%

AIM V.I. International Equity             5/5/93            52.94%        20.27%         17.21%

AIM V.I. Value                            5/5/93            28.12%        25.52%         21.42%

Fidelity VIP (VIP)

Fidelity VIP Contrafund(R)                 1/3/95            22.53%           N/A         26.05%

Fidelity VIP Growth                       10/9/86           35.55%        28.00%         18.32%

Fidelity VIP High Income                  9/19/85            6.35%         9.30%          9.62%

Fidelity VIP Index 500                    8/27/92           17.03%        23.46%         17.23%

Fidelity VIP Investment Grade Bond        12/5/88           -2.30%         5.84%          4.90%

Fidelity VIP Overseas                     1/28/87           39.13%        15.51%          9.77%

MFS(R) Variable Insurance Trustsm

MFS Bond                                  10/24/95          -5.59%           N/A          2.64%

MFS Growth with Income                    10/9/95            4.47%           N/A         19.27%

MFS High Income                           7/26/95           -1.59%           N/A          5.19%

MFS New Discovery                         4/29/98           69.74%           N/A         38.16%

Oppenheimer Variable Account Funds

Oppenheimer Bond/VA                       4/3/85            -2.35%         5.74%          6.30%

Oppenheimer Capital Appreciation/VA       4/3/85            39.82%        28.93%         16.52%

Oppenheimer Global Securities/VA          11/12/90          54.81%        19.76%         15.07%

Oppenheimer High Income/VA                4/30/86            3.42%         8.86%         11.10%

Oppenheimer Small Cap Growth/VA           5/1/98            45.41%           N/A         21.38%

Van Kampen Life Investment Trust

Van Kampen LIT Comstock                   4/30/99              N/A           N/A         -2.32%(2)

Van Kampen LIT Domestic Income            11/4/87           -2.96%         3.47%         -1.49%

Van Kampen LIT Emerging Growth            7/3/95           101.65%           N/A         38.68%

                        With Enhanced Death Benefit Rider
                 (Total Variable Account Annual Expenses: 1.45%)

                                                                                                 10 Years or
                                                                                                 Since Inception
Variable Sub-Account                             Inception Date      1 Year (%)    5 Year (%)    (if less) (%)
--------------------                             --------------      ----------    ----------    -------------

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation                         5/5/93         42.35%       23.65%             20.44%

AIM V.I. Diversified Income                           5/5/93         -3.52%        6.11%              4.23%

AIM V.I. Growth and Income                            5/5/93         32.13%       26.21%             22.57%

AIM V.I. International Equity                         5/5/93         46.82%       19.09%             16.29%

AIM V.I. Value                                        5/5/93         27.86%       25.27%             21.17%

Fidelity VIP (VIP)

Fidelity VIP Contrafund(R)                            1/3/95         22.28%         N/A              25.79%

Fidelity VIP Growth                                  10/9/86         35.27%       27.74%             18.08%

Fidelity VIP High Income                             9/19/85          6.13%        9.08%              9.39%

Fidelity VIP Index 500                               8/27/92         16.80%       23.21%             16.99%

Fidelity VIP Investment Grade Bond                   12/5/88         -2.50%        5.63%              4.69%

Fidelity VIP Overseas                                1/28/87         38.24%       15.18%              9.50%

MFS(R) Variable Insurance Trustsm

MFS Bond                                             10/24/95        -5.52%         N/A               2.49%

MFS Growth with Income                               10/9/95          4.26%         N/A              19.03%

MFS High Income                                      7/26/95         -1.79%         N/A               4.97%

MFS New Discovery                                    4/29/98         69.39%         N/A              37.88%

Oppenheimer Variable Account Funds

Oppenheimer Bond/VA                                   4/3/85         -2.45%        5.54%              6.09%

Oppenheimer Capital Appreciation/VA                   4/3/85         39.43%       28.65%             16.27%

Oppenheimer Global Securities/VA                     11/12/90        54.79%       19.57%             14.86%

Oppenheimer High Income/VA                           4/30/86          3.31%        8.66%             10.88%

Oppenheimer Small Cap Growth/VA                       5/1/98         45.25%          N/A             21.20%

Van Kampen Life Investment Trust

Van Kampen LIT Comstock                              4/30/99           N/A           N/A             -2.38%(2)

Van Kampen LIT Domestic Income                       11/4/87         -3.15%        3.26              -1.70%

Van Kampen LIT Emerging Growth                        7/3/95        101.24%          N/A             38.39%


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

(2) Adjusted historical total returns for the Van Kampen LIT Comstock Variable Sub-Account are not annualized.


                                    EXPERTS


The consolidated financial statements of Allstate as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended, the financial statements of Allstate as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Allstate included herein should be considered only as bearing upon the ability of Allstate to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Consolidated Statements of Operations, Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended
December 31, 1999. Our audits also included Schedule I - Summary of Investments other than Investments in Related Parties, Schedule III - Supplementary Insurance Information, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule I - Summary of Investments other than Investments in Related Parties, Schedule III - Supplementary Insurance Information, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

($ in millions)

                                                                                YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------
                                                                        1999             1998             1997
                                                                        ----             ----             ----
REVENUES
Life and annuity premiums (net of reinsurance ceded of $241,
 $178 and $194)                                                        $  838           $  889           $   955
Life and annuity contract charges                                         723              630               547
Property-liability insurance premiums (net of reinsurance
 ceded of $3, $1 and $3)                                                  289              268               275
    Net investment income                                               2,265            2,139             2,118
Realized capital gains and losses                                         195              332               192
                                                                       ------           ------           -------
                                                                        4,310            4,258             4,087
                                                                       ------           ------           -------

COSTS AND EXPENSES
Life and annuity contract benefits (net of reinsurance
 recoveries of $161, $52 and $75)                                       1,251            1,225             1,239
Interest credited to contractholders' funds                             1,260            1,190             1,167
Property-liability insurance claims and claims expense (net
 of reinsurance recoveries of $36, $14 and $4)                            222              195               179
Amortization of deferred policy acquisition costs                         409              412               333
Operating costs and expenses                                              387              370               368
                                                                       ------           ------           -------
                                                                        3,529            3,392             3,286
                                                                       ------           ------           -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                          781              866               801
Income tax expense                                                        270              310               284
                                                                       ------           ------           -------
NET INCOME                                                             $  511           $  556           $   517
                                                                       ======           ======           =======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                             YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------
                                                                       1999            1998           1997
                                                                       ----            ----           ----
NET INCOME                                                             $ 511           $556           $517
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
Changes in:
    Unrealized net capital gains and losses                             (644)            73            250
    Unrealized foreign currency translation adjustments                    7              1             (8)
                                                                       -----           ----           ----
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX                            (637)            74            242
                                                                       -----           ----           ----
Comprehensive (loss) income                                            $(126)          $630           $759
                                                                       =====           ====           ====

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
--------------------------------------------------------------------------------

($ IN MILLIONS EXCEPT PAR VALUE)

                                                                DECEMBER 31,
                                                       ------------------------------
                                                           1999             1998
                                                       -------------    -------------
ASSETS
Investments
  Fixed income securities, at fair value (amortized
    cost $27,354 and $24,630)                          $     27,523     $     26,858
  Mortgage loans                                              3,801            3,285
  Equity securities, at fair value (cost $503 and
    $446)                                                       743              748
  Short-term                                                    711              742
  Policy loans                                                  606              569
  Other                                                          25               26
                                                       ------------     ------------
      Total investments                                      33,409           32,228
Cash                                                             71              109
Deferred policy acquisition costs                             2,695            2,195
Reinsurance recoverables                                        495              254
Accrued investment income                                       394              360
Other assets                                                    252              296
Separate Accounts                                            13,857           10,098
                                                       ------------     ------------
      TOTAL ASSETS                                     $     51,173     $     45,540
                                                       ============     ============
LIABILITIES
Contractholder funds                                   $     23,995     $     21,133
Reserve for life-contingent contract benefits                 7,148            7,601
Reserve for property-liability insurance claims and
  claims expense                                                368              313
Unearned premiums                                               155              152
Payable to affiliates, net                                       51               59
Other liabilities and accrued expenses                          854              940
Deferred income taxes                                           171              452
Separate Accounts                                            13,857           10,098
                                                       ------------     ------------
      TOTAL LIABILITIES                                      46,599           40,748
                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES
  (NOTE 10)
SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par
  value, 1,500,000 shares authorized, 663,650 and
  579,990 shares issued and outstanding                          66               58
Redeemable preferred stock - series B, $100 par
  value, 1,500,000 shares authorized, 1,170,000
  shares issued and outstanding                                 117              117
Common stock, $227 and $214 par value, 23,800 and
  22,700 shares authorized, issued and outstanding                5                5
Additional capital paid-in                                      617              617
Retained income                                               3,565            3,154
Accumulated other comprehensive income:
  Unrealized net capital gains                                  220              864
  Unrealized foreign currency translation
    adjustments                                                 (16)             (23)
                                                       ------------     ------------
      TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME              204              841
                                                       ------------     ------------
      TOTAL SHAREHOLDER'S EQUITY                              4,574            4,792
                                                       ------------     ------------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $     51,173     $     45,540
                                                       ============     ============

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------

($ in millions)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                               1999     1998     1997
                                                              ------   ------   ------
REDEEMABLE PREFERRED STOCK - SERIES A
  Balance, beginning of year                                  $   58   $   45   $   32
  Issuance of shares                                               8       13       13
                                                              ------   ------   ------
  Balance, end of year                                            66       58       45
                                                              ------   ------   ------
REDEEMABLE PREFERRED STOCK - SERIES B
  Balance, beginning of year                                  $  117   $  117   $  117
  Issuance of shares                                               -        -        -
                                                              ------   ------   ------
  Balance, end of year                                           117      117      117
                                                              ------   ------   ------
COMMON STOCK
  Balance, beginning of year                                  $    5   $    4   $    2
  Issuance of shares                                               -        -        1
  Adjustment to par value                                          -        1        1
                                                              ------   ------   ------
  Balance, end of year                                             5        5        4
                                                              ------   ------   ------
ADDITIONAL CAPITAL PAID-IN
  Balance, beginning of year                                  $  617   $  618   $  619
  Adjustment to par value                                          -       (1)      (1)
                                                              ------   ------   ------
  Balance, end of year                                           617      617      618
                                                              ------   ------   ------
RETAINED INCOME
  Balance, beginning of year                                  $3,154   $2,706   $2,322
  Net income                                                     511      556      517
  Dividends                                                     (100)    (108)    (133)
                                                              ------   ------   ------
  Balance, end of year                                         3,565    3,154    2,706
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
  Balance, beginning of year                                  $  841   $  767   $  525
  Change in unrealized net capital gains and losses             (644)      73      250
  Change in unrealized foreign currency translation
    adjustments                                                    7        1       (8)
                                                              ------   ------   ------
  Balance, end of year                                           204      841      767
                                                              ------   ------   ------
    Total shareholder's equity                                $4,574   $4,792   $4,257
                                                              ======   ======   ======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                1999      1998      1997
                                                              --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                  $    511   $   556   $   517
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Amortization and other non-cash items                         (145)     (118)     (105)
    Realized capital gains and losses                             (195)     (332)     (192)
    Interest credited to contractholder funds                    1,260     1,190     1,167
    Changes in:
      Policy benefit and other insurance reserves                   (3)      (55)      (55)
      Unearned premiums                                              3       (11)      (45)
      Deferred policy acquisition costs                           (267)     (252)     (236)
      Reinsurance recoverables                                     (78)      (39)      (16)
      Income taxes payable                                          73        27        38
      Other operating assets and liabilities                       (91)      117       (36)
                                                              --------   -------   -------
        Net cash provided by operating activities                1,068     1,083     1,037
                                                              --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales
    Fixed income securities                                      4,832     2,495     2,293
    Equity securities                                            1,070       765       697
    Real estate                                                      -       309         -
  Investment collections
    Fixed income securities                                      2,928     2,984     3,056
    Mortgage loans                                                 392       432       598
  Investment purchases
    Fixed income securities                                    (10,261)   (6,216)   (6,267)
    Equity securities                                             (953)     (529)     (607)
    Mortgage loans                                                (906)     (780)     (409)
  Change in short-term investments, net                             10      (330)      172
  Change in other investments, net                                 (36)      (95)       35
                                                              --------   -------   -------
    Net cash used in investing activities                       (2,924)     (965)     (432)
                                                              --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of redeemable preferred stock               8        13        13
  Contractholder fund deposits                                   5,594     3,275     2,657
  Contractholder fund withdrawals                               (3,684)   (3,306)   (3,076)
  Dividends paid                                                  (100)     (108)     (133)
                                                              --------   -------   -------
    Net cash provided by (used in) financing activities          1,818      (126)     (539)
                                                              --------   -------   -------
NET (DECREASE) INCREASE IN CASH                                    (38)       (8)       66
CASH AT BEGINNING OF YEAR                                          109       117        51
                                                              --------   -------   -------
CASH AT END OF YEAR                                           $     71   $   109   $   117
                                                              ========   =======   =======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 1.  GENERAL

     BASIS OF PRESENTATION

    The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

    NATURE OF OPERATIONS

    The Company is engaged principally in the life and savings business in the United States. The Company owns a subsidiary, Allstate Insurance Company of Canada ("AICC"), which operates in Canada and sells property-liability insurance.

    The Company's life and savings ("Life and Savings") segment markets a broad line of life insurance and savings products countrywide, accounting for approximately 97% of the Company's 1999 statutory premiums and deposits. Statutory premiums and deposits are determined in accordance with accounting principles prescribed or permitted by the insurance department of the applicable domiciliary state and include premiums and deposits for all products. Life insurance consists of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life and indexed life insurance. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. Group pension savings products include contracts with fixed or indexed rates and fixed terms, such as guaranteed investment contracts and funding agreements, and deferred and immediate annuities also referred to as retirement annuities. In 1999, annuity premiums and deposits represented approximately 79% of Life and Savings total statutory premiums and deposits.

    The Company is authorized to sell life and savings products in all 50 states, the District of Columbia and Puerto Rico. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for statutory premiums and deposits for the Life and Savings segment were California, Florida, Illinois, and Pennsylvania for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for Life and Savings. The Company distributes its life and savings products using Allstate agents, which include life specialists and financial advisors, as well as banks, independent agents, securities firms and through direct response methods. Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact Life and Savings sales.

    The Company's property-liability ("Property-Liability") segment is principally engaged in private passenger auto and homeowners insurance in Canada, writing approximately 3% of the Company's total 1999 statutory premiums. Statutory premiums are determined in accordance with accounting principles prescribed or permitted by the insurance department of the applicable domiciliary province.

    The Company distributes property-liability products in Canada. The top provinces for statutory premiums earned by the Property-Liability segment were Ontario, Quebec, Alberta, and New Brunswick for the year ended
    December 31, 1999. No other province accounted for more than 5% of statutory premiums earned for Property-Liability. The Company distributes property-liability products through Allstate agents, primarily employee agents, but also utilizes independent agents and specialized brokers to expand market reach.

    The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

    Additionally, traditional demutualization of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS

    Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between the amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

    Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows, discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

    Equity securities include common and non-redeemable preferred stocks and real estate investment trusts which are carried at fair value and limited partnerships which are recorded based on the equity method. The difference between cost and fair value of equity securities, less deferred income taxes, is reflected as a component of shareholder's equity.

    Short-term investments are carried at cost or amortized cost, which approximates fair value, and includes collateral received in connection with securities lending activities.

    Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the Company has an active plan to sell.

    Investment income consists primarily of interest, dividends, and gains and losses for certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivative financial instruments include swaps, futures, forwards, and options, including caps and floors. When derivatives meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value, deferral, or accrual basis, depending upon the nature of the hedge strategy, the method used to account for the hedged item and the derivative used. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

    If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished or the occurrence of a hedged anticipatory transaction is no longer probable), the Company terminates the derivative position. Gains and losses on these terminations are reported in realized capital gains and losses in the period they occur. The Company may also terminate derivatives as a result of other events or circumstances. Gains and losses on these terminations are deferred and amortized over the remaining life of either the hedge or the hedged item, whichever is shorter.

    FAIR VALUE ACCOUNTING Under fair value accounting, realized and unrealized gains and losses on derivatives are recognized in either earnings or shareholder's equity when they occur.

    The Company accounts for certain of its interest rate swaps, equity-indexed options, equity-indexed futures, and foreign currency swaps and forwards as hedges on a fair value basis when specific criteria are met. For swaps or options, the derivative must reduce the primary market risk exposure (e.g., interest rate risk, equity price risk or foreign currency risk) of the hedged item in conjunction with the specific hedge strategy; be designated as a hedge at the inception of the transaction; and have a notional amount and term that does not exceed the carrying value and expected maturity, respectively, of the hedged item. In addition, options must have a reference index (e.g., S&P 500) that is the same as, or highly correlated with, the reference index of the hedged item. For futures or forward contracts, the derivative must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with the hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period.

    For such interest rate swaps, equity-indexed options, foreign currency swaps, and forwards, changes in fair value are reported net of tax in shareholder's equity, exclusive of interest accruals. Changes in fair value of certain equity-indexed options are reflected as an adjustment of the hedged item. Accrued interest receivable and payable on swaps are reported in net investment income. Premiums paid for certain equity-indexed options are reported as equity securities and amortized to net investment income over the lives of the agreements.

    The Company also has certain derivatives which are used for risk management purposes for which hedge accounting is not applied and are therefore accounted for on a fair value basis. These derivatives primarily consist of equity-indexed instruments and certain interest rate futures. Based upon certain interest rate or equity price risk reduction strategies, gains and losses on these derivatives are recognized in net investment income, realized gains or losses or interest credited to contractholders' balances during the period on a current basis.

    DEFERRAL ACCOUNTING Under deferral accounting, gains and losses on derivatives are deferred and recognized in earnings in conjunction with earnings on the hedged item. The Company accounts for interest rate futures and certain foreign currency forwards as hedges using deferral accounting for anticipatory investment purchases, sales and capital infusions, when the criteria for futures and forwards (discussed above) are met. In addition, anticipated transactions must be probable of occurrence and their significant terms and characteristics identified.

    Changes in fair values of these derivatives are initially deferred and reported as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains or losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity or recognized as a gain or loss from disposition of the asset, as appropriate. The Company reports initial margin deposits on futures in short-term investments. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

    ACCRUAL ACCOUNTING Under accrual accounting, interest income or expense related to the derivative is accrued and recorded as an adjustment to the interest income or expense on the hedged item. The Company accounts for certain interest rate swaps, caps and floors, and certain foreign currency swaps as hedges on an accrual basis when the criteria for swaps or options (discussed above) are met.

    Premiums paid for interest rate caps and floors are reported as investments and amortized to net investment income over the lives of the agreements.

    RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS, AND INTEREST CREDITED

    Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

    Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Life and annuity contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

    Immediate annuities with life contingencies and single premium life insurance products are limited payment contracts, as these contracts provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

    Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities, immediate annuities without life contingencies, certain guaranteed investment contracts and funding agreements are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Life and annuity contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

    Crediting rates for fixed rate annuities and interest sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

    Investment contracts also include variable annuity, variable life and certain guaranteed investment contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Life and annuity contract charges for these contracts consist of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

    Property-liability premiums written are deferred and earned on a pro rata basis over the terms of the policies. The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums. Claims and claims expense for property-liability include paid losses and changes in claim reserves.

    DEFERRED POLICY ACQUISITION COSTS

    Certain costs which vary with and are primarily related to acquiring life and savings business, principally agents' and brokers' remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized into income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

    For traditional life insurance and limited payment contracts, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

    For interest-sensitive life and investment contracts, these costs are amortized in proportion to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of policy issue and comprise estimated investment, mortality, expense margins and surrender charges. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs.

    The present value of future profits inherent in acquired blocks of insurance is classified as a component of deferred policy acquisition costs. The present value of future profits is amortized over the life of the blocks of insurance using current crediting rates.

    To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred acquisition costs, including the present value of future profits, are adjusted together with unrealized net capital gains included in shareholder's equity.

    Certain costs which vary with and are primarily related to acquiring property-liability insurance business, principally agents' remuneration, premium taxes and inspection costs, are deferred and amortized to income as premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    REINSURANCE RECOVERABLE

    In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 8). The amounts reported in the consolidated statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including life contingent policy reserves, are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable therefrom are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

    INCOME TAXES

    The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred policy acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on equity securities and fixed income securities carried at fair value, and unrealized foreign currency translation adjustments.

    SEPARATE ACCOUNTS

    The Company issues deferred variable annuities, variable life contracts and certain guaranteed investment contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any guarantees wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

    The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges.

    CONTRACTHOLDER FUNDS

    Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities, interest-sensitive life policies and certain other investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

    RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS

    The reserve for life-contingent contract benefits, which relates to traditional life insurance, group retirement annuities and immediate annuities with life contingencies is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded as a reduction of the unrealized net capital gains included in shareholder's equity.

    PROPERTY-LIABILITY CLAIMS AND CLAIMS EXPENSE

    The property-liability reserve for claims and claims expense is the estimated amount necessary to settle both reported and unreported claims of insured property-liability losses, based upon the facts in each case and the Company's experience with similar cases. Estimated amounts of salvage and subrogation are deducted from the reserve for claims and claims expense. The establishment of appropriate reserves, including reserves for catastrophes, is an inherently uncertain process. Reserve estimates are regularly reviewed and updated, using the most current information available. Any resulting adjustments are reflected in current operations (see Note 7). These adjustments may be material.

    OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

    Commitments to invest, commitments to extend mortgage loans and credit guarantees have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's consolidated statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

    FOREIGN CURRENCY TRANSLATION

    The Company has a foreign subsidiary, AICC, where the local currency is deemed to be the functional currency in which AICC operates. The financial statements of AICC are translated into U.S. dollars at the exchange rate in effect at the end of a reporting period for assets and liabilities and at the average exchange rates during the period for results of operations. The unrealized gains or losses from the translation of the net assets are recorded as unrealized foreign currency translation adjustments, and included in accumulated other comprehensive income in the consolidated statements of financial position. Changes in unrealized foreign currency translation adjustments are included in other comprehensive income. Gains and losses from foreign currency transactions are reported in operating costs and expenses and have not been significant.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    PENDING ACCOUNTING STANDARDS

    In June, 1999, the Financial Accounting Standards Board ("FASB") delayed the effective date of Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 replaces existing pronouncements and practices with a single, integrated accounting framework for derivatives and hedging activities. This statement requires that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Additionally, the change in fair value of a derivative which is not effective as a hedge will be immediately recognized in earnings. The delay was effected through the issuance of SFAS 137, which extends the SFAS No. 133 requirements to fiscal years beginning after June 15, 2000. As such, the Company expects to adopt the provisions of SFAS No. 133 as of January 1, 2001. The impact of this statement is dependent upon the Company's derivative positions and market conditions existing at the date of adoption. Based on existing interpretations of the requirements of SFAS No. 133, the impact of adoption of this statement is not expected to be material to financial position, however, may be material to results of operations.

 3.  RELATED PARTY TRANSACTIONS

     BUSINESS OPERATIONS

    The Company utilizes services performed and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, ALIC and its domestic subsidiaries share the services of employees with AIC. The Company reimburses AIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company were $199 million, $166 million, and $140 million in 1999, 1998 and 1997, respectively. A portion of these expenses relate to the acquisition of business which are deferred and amortized into income.

    STRUCTURED SETTLEMENT ANNUITIES

    The Company issued $61 million, $64 million and $52 million of structured settlement annuities, a type of immediate annuity, in 1999, 1998 and 1997, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $17 million, $23 million and $17 million relate to structured settlement annuities with life contingencies and are included in premium income for 1999, 1998, and 1997, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

    AIC has issued surety bonds, in return for premiums of $476 thousand, $469 thousand, $396 thousand in 1999, 1998 and 1997, respectively, to guarantee the payment of structured settlement benefits assumed and funded by certain annuity contracts issued by the Company (from both AIC and non-related parties). The Company has entered into a General Indemnity Agreement pursuant to which it has indemnified AIC for any losses associated with the surety bonds and has granted AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds.

    Reserves recorded by the Company for annuities related to the surety bonds were $4.50 billion and $4.14 billion at December 31, 1999 and 1998, respectively.

    REINSURANCE TRANSACTIONS

    The Company has entered into a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice.

    The Company has entered into a contract to reinsure 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice.

    The Company enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries within the Life and Savings segment. The Company enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

    At December 31, 1999, $1.98 billion of the Company's investments are held in a trust for the benefit of Northbrook Life Insurance Company, a wholly owned subsidiary, to permit it to meet policyholder obligations under its reinsurance agreement with the Company.

    AICC has entered into an excess of loss reinsurance agreement with AIC covering certain property policies. Under the current contract, the aggregate limit for which AIC would indemnify AICC for all loss occurrences during the term of the current contract is $66 million. The amount has been translated into U.S. dollars utilizing the exchange rate as of December 31, 1999.

    Starting January 1, 1999, AICC has entered into a contract to reinsure personal automobile business written by Pembridge Insurance Company ("Pembridge"), a subsidiary of the Corporation. Under the renewable excess of loss contract, AICC reinsures Pembridge for personal auto business that provides third party and accident coverages. For each loss occurrence, the contract contains two layers of loss. In the first layer of loss protection, losses in excess of $1 million up to $3 million will be covered by AICC. In the second layer of loss protection, AICC covers losses in excess of the first $3 million layer up to $7 million. For each loss occurrence, the maximum amount AICC will indemnify Pembridge in both layers for third party liability is $689 thousand. All amounts have been translated into U.S. dollars utilizing the exchange rate as of December 31, 1999.

    The impact to the Company's consolidated statement of operations from related party reinsurance transactions are as follows:

    ($ in millions)

                                    ASSUMED:                        CEDED:
                          ----------------------------   ----------------------------
                                     CLAIMS AND CLAIMS              CLAIMS AND CLAIMS
YEAR ENDED                              EXPENSE AND                    EXPENSE AND
DECEMBER 31,              PREMIUMS   CONTRACT BENEFITS   PREMIUMS   CONTRACT BENEFITS
------------------------  --------   -----------------   --------   -----------------
    1999                    $ 25            $23             $2             $ 1
    1998                      23             20              1              10
    1997                     117             15              2               -

    The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 1999 and 1998, respectively.

    DEBT

    The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. There was no outstanding balance at December 31, 1999 and 1998, respectively.

    The Company has access to two credit facilities maintained by the Corporation as a potential source of funds to manage short-term liquidity. These include a $1.50 billion, five-year revolving line of credit, expiring in 2001 and a $50 million, one-year revolving line of credit expiring in 2000. The ability of the Company to borrow from the five-year line of credit is predicated upon AIC maintaining a specified statutory surplus level and the Corporation's debt to equity ratio (as defined in the agreement) must not exceed a designated level. The Company has not drawn upon either credit facility during 1999 or 1998.

 4.  INVESTMENTS

     FAIR VALUES

    The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

    ($ in millions)

                                                                          GROSS UNREALIZED
                                                              AMORTIZED   -----------------    FAIR
                                                                COST       GAINS    LOSSES     VALUE
                                                              ---------   -------   -------   -------
    AT DECEMBER 31, 1999
    U.S. government and agencies                               $ 1,957    $  225     $  (9)   $ 2,173
    Municipal                                                      736        10       (15)       731
    Corporate                                                   16,059       430      (434)    16,055
    Foreign government                                             536        15        (9)       542
    Mortgage-backed securities                                   5,612        86      (110)     5,588
    Asset-backed securities                                      2,389         6       (24)     2,371
    Redeemable preferred stock                                      65         -        (2)        63
                                                               -------    ------     -----    -------
    Total fixed income securities                              $27,354    $  772     $(603)   $27,523
                                                               =======    ======     =====    =======
    AT DECEMBER 31, 1998
    U.S. government and agencies                               $ 2,022    $  751     $  (1)   $ 2,772
    Municipal                                                      552        47         -        599
    Corporate                                                   13,595     1,223       (76)    14,742
    Foreign government                                             264         6         -        270
    Mortgage-backed securities                                   5,773       237        (1)     6,009
    Asset-backed securities                                      2,355        36        (6)     2,385
    Redeemable preferred stock                                      69        12         -         81
                                                               -------    ------     -----    -------
    Total fixed income securities                              $24,630    $2,312     $ (84)   $26,858
                                                               =======    ======     =====    =======

    SCHEDULED MATURITIES

    The scheduled maturities for fixed income securities are as follows at December 31, 1999:

    ($ in millions)

                                                              AMORTIZED    FAIR
                                                                COST       VALUE
                                                              ---------   -------
    Due in one year or less                                    $   693    $   694
    Due after one year through five years                        5,519      5,538
    Due after five years through ten years                       6,425      6,291
    Due after ten years                                          6,716      7,041
                                                               -------    -------
                                                                19,353     19,564
    Mortgage- and asset-backed securities                        8,001      7,959
                                                               -------    -------
    Total                                                      $27,354    $27,523
                                                               =======    =======

    Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

    ($ in millions)

NET INVESTMENT INCOME                                          1999     1998     1997
YEAR ENDED DECEMBER 31,                                       ------   ------   ------
    Fixed income securities                                   $1,947   $1,860   $1,825
    Mortgage loans                                               279      253      265
    Equity securities                                             17       32       18
    Other                                                         67       40       46
                                                              ------   ------   ------
    Investment income, before expense                          2,310    2,185    2,154
    Investment expense                                            45       46       36
                                                              ------   ------   ------
    Net investment income                                     $2,265   $2,139   $2,118
                                                              ======   ======   ======

    ($ in millions)

REALIZED CAPITAL GAINS AND LOSSES                             1999   1998   1997
YEAR ENDED DECEMBER 31,                                       ----   ----   ----
    Fixed income securities                                   $ 11   $ 92   $ 43
    Equity securities                                           94     59    123
    Other investments                                           90    181     26
                                                              ----   ----   ----
    Realized capital gains and losses                          195    332    192
    Income taxes                                                69    121     67
                                                              ----   ----   ----
    Realized capital gains and losses, after-tax              $126   $211   $125
                                                              ====   ====   ====

    Excluding calls and prepayments, gross gains of $120 million, $68 million and $41 million and gross losses of $109 million, $32 million and $44 million were realized on sales of fixed income securities during 1999, 1998 and 1997, respectively.

    UNREALIZED NET CAPITAL GAINS

    Unrealized net capital gains on fixed income and equity securities included in shareholder's equity at December 31, 1999, are as follows:

    ($ in millions)

                                                                                     GROSS UNREALIZED
                                                           COST/                     -----------------   UNREALIZED
                                                       AMORTIZED COST   FAIR VALUE    GAINS    LOSSES    NET GAINS
                                                       --------------   ----------   -------   -------   ----------
    Fixed income securities                               $27,354        $27,523     $  772     $(603)     $ 169
    Equity securities                                         503            743        264       (24)       240
                                                          -------        -------     ------     -----      -----
    Total                                                 $27,857        $28,266     $1,036     $(627)       409
                                                          =======        =======     ======     =====
    Deferred income taxes, deferred policy
    acquisition costs and other                                                                             (189)
                                                                                                           -----
    Unrealized net capital gains                                                                           $ 220
                                                                                                           =====

    At December 31, 1998, equity securities had gross unrealized gains of $320 million and gross unrealized losses of $18 million.

    ($ in millions)

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES              1999     1998    1997
YEAR ENDED DECEMBER 31,                                       -------   -----   -----
    Fixed income securities                                   $(2,059)  $ 317   $ 743
    Equity securities                                             (62)    (30)    116
                                                              -------   -----   -----
    Total                                                      (2,121)    287     859
    Deferred income taxes, deferred policy acquisition costs
    and other                                                   1,477    (214)   (609)
                                                              -------   -----   -----
    (Decrease) increase in unrealized net capital gains       $  (644)  $  73   $ 250
                                                              =======   =====   =====

    INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES

    Pretax provisions for investment losses, principally relating to other than temporary declines in value of fixed income securities and equity securities, and valuation allowances on mortgage loans were $20 million, $17 million and $15 million in 1999, 1998 and 1997, respectively.

    MORTGAGE LOAN IMPAIRMENT

    A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

    The components of impaired loans at December 31 are as follows:

    ($ in millions)

                                                              1999   1998
                                                              ----   ----
    Impaired loans
    With valuation allowances                                 $25    $35
    Less: valuation allowances                                 (7)    (9)
    Without valuation allowances                               11     36
                                                              ---    ---
    Net carrying value of impaired loans                      $29    $62
                                                              ===    ===

    The net carrying value of impaired loans at December 31, 1999 and 1998 comprise $22 million and $60 million, respectively, measured at the fair value of the collateral, and $7 million and $2 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

    Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value. The Company recognized interest income of $2 million, $5 million and $8 million on impaired loans during 1999, 1998 and 1997, respectively, of which $2 million, $5 million and $7 million was received in cash during 1999, 1998 and 1997, respectively. The average balance of impaired loans was $43 million, $53 million and $103 million during 1999, 1998 and 1997, respectively.

    Valuation allowances for mortgage loans at December 31, 1999, 1998 and 1997, were $13 million, $15 million and $32 million, respectively. For the years ended December 31, 1998 and 1997, releases of mortgage loan valuation allowances for dispositions of impaired mortgage loans were $1 million and $8 million, respectively. No mortgage loans valuation allowances were released due to dispositions of impaired mortgage loans during 1999. For the years ended December 31, 1999, 1998 and 1997, net reductions to mortgage loan valuation allowances were $2 million, $16 million, $25 million, respectively.

    INVESTMENT CONCENTRATION FOR COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

    The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1999:

    (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)

                                                              1999    1998
                                                              -----   -----
    California                                                20.6%   23.7%
    Illinois                                                    7.9     7.8
    Florida                                                     7.9     5.8
    New York                                                    7.4     9.2
    Texas                                                       5.8     4.9
    New Jersey                                                  5.7     4.1
    Pennsylvania                                                5.1     4.9

    The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

    (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)

                                                               1999     1998
                                                              ------   ------
    Office buildings                                           31.5%    26.5%
    Retail                                                      26.9     31.2
    Apartment complex                                           17.2     17.1
    Warehouse                                                   16.8     17.0
    Industrial                                                   2.2      2.6
    Other                                                        5.4      5.6
                                                              ------   ------
                                                              100.0%   100.0%
                                                              ======   ======

    The contractual maturities of the commercial mortgage loan portfolio as of December 31, 1999, for loans that were not in foreclosure are as follows:

    ($ in millions)

                                                               NUMBER    CARRYING
                                                              OF LOANS    VALUE     PERCENT
                                                              --------   --------   -------
    2000                                                          40      $  239      6.3%
    2001                                                          50         214       5.6
    2002                                                          63         273       7.2
    2003                                                          71         282       7.4
    2004                                                          55         280       7.4
    Thereafter                                                   515       2,513      66.1
                                                                 ---      ------    ------
    Total                                                        794      $3,801    100.0%
                                                                 ===      ======    ======

    In 1999, $190 million of commercial mortgage loans were contractually due. Of these, 81.4% were paid as due, 15.9% were refinanced at prevailing market terms, 0.3% were foreclosed or are in the process of foreclosure, and 2.4% were in the process of refinancing or restructuring discussions.

    At December 31, 1999, there were no investments, excluding equity securities, that were non-income producing during 1999.

    At December 31, 1999, fixed income securities with a carrying value of $61 million were on deposit with regulatory authorities as required by law.

 5.  FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred policy acquisition costs and reinsurance recoverables) and liabilities (including traditional life, interest-sensitive life and property-liability reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

    FINANCIAL ASSETS

    The carrying value and fair value of financial assets at December 31, are as follows:

    ($ in millions)

                                                                    1999                 1998
                                                             ------------------   ------------------
                                                             CARRYING    FAIR     CARRYING    FAIR
                                                              VALUE      VALUE     VALUE      VALUE
                                                             --------   -------   --------   -------
    Fixed income securities                                  $27,523    $27,523   $26,858    $26,858
    Mortgage loans                                             3,801      3,704     3,285      3,483
    Equity securities                                            743        743       748        748
    Short-term investments                                       711        711       742        742
    Policy loans                                                 606        606       569        569
    Separate Accounts                                         13,857     13,857    10,098     10,098

    CARRYING VALUE AND FAIR VALUE INCLUDE THE EFFECTS OF DERIVATIVE FINANCIAL INSTRUMENTS WHERE APPLICABLE.

    Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Equity securities are valued based principally on quoted market prices. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value.

    The carrying value of policy loans are deemed to approximate fair value. The Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

    FINANCIAL LIABILITIES

    The carrying value and fair value of financial liabilities at December 31, are as follows:

    ($ in millions)

                                                                    1999                 1998
                                                             ------------------   ------------------
                                                             CARRYING    FAIR     CARRYING    FAIR
                                                              VALUE      VALUE     VALUE      VALUE
                                                             --------   -------   --------   -------
    Contractholder funds on investment contracts             $18,587    $17,918   $16,757    $16,509
    Separate Accounts                                         13,857     13,857    10,098     10,098

    The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivative financial instruments include swaps, futures, forwards and options, including caps and floors. The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management, in the Life and Savings segment. The Company does not hold or issue these instruments for trading purposes.

    The following table summarizes the contract or notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, as follows:

    ($ in millions)

                                                                                 1999
                                                             --------------------------------------------
                                                                                              CARRYING
                                                             CONTRACT                           VALUE
                                                             /NOTIONAL    CREDIT    FAIR       ASSETS/
                                                              AMOUNT     EXPOSURE   VALUE   (LIABILITIES)
                                                             ---------   --------   -----   -------------
    INTEREST RATE CONTRACTS
    Interest rate swap agreements
    Pay floating rate, receive fixed rate                     $  409       $  9     $  7        $  3
    Pay fixed rate, receive floating rate                      1,170         37       37          19
    Pay floating rate, receive floating rate                      71          -        -           -
    Financial futures and forward contracts                    2,466          -       (1)          4
    Interest rate cap and floor agreements                     1,861          4        4           2
                                                              ------       ----     ----        ----
    Total interest rate contracts                              5,977         50       47          28
    EQUITY AND OTHER CONTRACTS
    Options, warrants and financial futures                    1,120        116       99          99
    FOREIGN CURRENCY CONTRACTS
    Foreign currency swap agreements                             535          -       (1)          -
                                                              ------       ----     ----        ----
    Total derivative financial instruments                    $7,632       $166     $145        $127
                                                              ======       ====     ====        ====

    ($ in millions)

                                                                                 1998
                                                             --------------------------------------------
                                                                                              CARRYING
                                                             CONTRACT                           VALUE
                                                             /NOTIONAL    CREDIT    FAIR       ASSETS/
                                                              AMOUNT     EXPOSURE   VALUE   (LIABILITIES)
                                                             ---------   --------   -----   -------------
    INTEREST RATE CONTRACTS
    Interest rate swap agreements
    Pay floating rate, receive fixed rate                     $  474       $ 14     $ 30        $ 24
    Pay fixed rate, receive floating rate                        965          -      (32)        (17)
    Pay floating rate, receive floating rate                      73          -       (1)          -
    Financial futures and forward contracts                      227          -        -           -
    Interest rate cap and floor agreements                     3,049          2        2           3
                                                              ------       ----     ----        ----
    Total interest rate contracts                              4,788         16       (1)         10
    EQUITY AND OTHER CONTRACTS
    Options, warrants and financial futures                      723        205      205         205
    FOREIGN CURRENCY CONTRACTS
    Foreign currency swap agreements                              79          -       (3)         (3)
                                                              ------       ----     ----        ----
    Total derivative financial instruments                    $5,590       $221     $201        $212
                                                              ======       ====     ====        ====

    CREDIT EXPOSURE INCLUDES THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS.
    CREDIT EXPOSURE AND FAIR VALUE INCLUDE ACCRUED INTEREST WHERE APPLICABLE. CARRYING VALUE IS REPRESENTATIVE OF DEFERRED GAINS AND LOSSES, UNAMORTIZED PREMIUM, ACCRUED INTEREST AND/OR UNREALIZED GAINS AND LOSSES DEPENDING ON THE ACCOUNTING FOR THE DERIVATIVE FINANCIAL INSTRUMENT.

    The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

    Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

    The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

    Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Dealer and exchange quotes are used to value the Company's derivatives.

    INTEREST RATE SWAP AGREEMENTS involve the exchange, at specified intervals, of interest payments calculated by reference to an underlying notional amount. The Company generally enters into swap agreements to change the interest rate characteristics of existing assets to more closely match the interest rate characteristics of the corresponding liabilities.

    The Company did not record any material deferred gains or losses on swaps nor realize any material gains or losses on swap terminations in 1999, 1998 or 1997.

    The Company paid a weighted average floating interest rate of 5.3% and 5.6% and received a weighted average fixed interest rate of 7.1% and 6.8% in 1999 and 1998, respectively. The Company paid a weighted average fixed interest rate of 5.7% and 6.5% and received a weighted average floating interest rate of 5.0% and 6.0% in 1999 and 1998, respectively.

    FINANCIAL FUTURES AND FORWARD CONTRACTS are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures and forward contracts to manage its market risk related to fixed income securities, equity securities, certain annuity contracts and anticipatory investment purchases and sales. Futures and forwards used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within 90 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.

    INTEREST RATE CAP AND FLOOR AGREEMENTS give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate or falls below the fixed floor rate, applied to a notional amount. The Company purchases interest rate cap and floor agreements to reduce its exposure to rising or falling interest rates relative to certain existing assets and liabilities in conjunction with asset/liability management.

    EQUITY-INDEXED OPTION CONTRACTS AND EQUITY-INDEXED FINANCIAL FUTURES provide returns based on a specified equity index applied to the instrument's notional amount. The Company utilizes these instruments to achieve equity appreciation, to reduce the market risk associated with certain annuity contracts and for other risk management purposes. Where required, counterparties post collateral to minimize credit risk.

    DEBT WARRANTS provide the right to purchase a specified new issue of debt at a predetermined price. The Company purchases debt warrants to protect against long-term call risk.

    FOREIGN CURRENCY CONTRACTS involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. The Company enters into these agreements primarily to manage the currency risk associated with investing in securities and issuing obligations which are denominated in foreign currencies.

    Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges is generally offset by the change in the value of the related assets and liabilities.

    OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

    A summary of the contractual amounts and fair values of off-balance-sheet financial instruments at December 31, follows:

    ($ in millions)

                                                                     1999                  1998
                                                              -------------------   -------------------
                                                              CONTRACTUAL   FAIR    CONTRACTUAL   FAIR
                                                                AMOUNT      VALUE     AMOUNT      VALUE
                                                              -----------   -----   -----------   -----
    Commitments to invest                                         $28          -        $34          -
    Commitments to extend mortgage loans                           95          1         87          1
    Credit guarantees                                              89          -         93          -

    Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

    Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

    Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

    Credit guarantees written represent conditional commitments to exchange identified AAA or AA rated credit risk for identified A rated credit risk upon bankruptcy or other event of default of the referenced credits. The Company receives fees, which are reported in net investment income over the lives of the commitments, for assuming the referenced credit risk. The Company enters into these transactions in order to achieve higher yields than if the referenced credits were directly owned.

    The Company's maximum amount at risk, assuming bankruptcy or other default of the referenced credits and the value of the referenced credits becomes worthless, is the fair value of the identified AAA or AA rated securities. The identified AAA or AA rated securities had a fair value of $88 million at December 31, 1999. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current with respect to their contractual terms at December 31, 1999

 6.  DEFERRED POLICY ACQUISITION COSTS

    Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 1999 and 1998 are as follows:

    ($ in millions)

                                                               1999     1998
YEAR ENDED DECEMBER 31:                                       ------   ------
    Balance, beginning of year                                $2,195   $1,992
    Acquisition costs deferred                                   677      666
    Amortization charged to income                              (366)    (343)
    Adjustment from unlocking                                    (43)     (69)
    Effect on DPAC from unrealized gains/(losses)                231      (50)
    Foreign currency translation                                   1       (1)
                                                              ------   ------
    Balance, end of year                                      $2,695   $2,195
                                                              ======   ======

 7.  INSURANCE LIABILITIES

    At December 31, the reserve for life-contingent contract benefits consists of the following:

    ($ in millions)

                                                               1999     1998
                                                              ------   ------
    Immediate annuities:
    Structured settlement annuities                           $4,254   $4,694
    Other immediate annuities                                  1,513    1,669
    Traditional life                                           1,267    1,125
    Other                                                        114      113
                                                              ------   ------
    Total reserve for life-contingent contract benefits       $7,148   $7,601
                                                              ======   ======

    The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus a provision for adverse deviation for traditional life. Interest rate assumptions vary from 3.5% to 11.7% for immediate annuities and 4.0% to 11.3% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

    Premium deficiency reserves are established, if necessary, and have been recorded for certain immediate annuities with life contingencies, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. A liability of $65 million and $933 million is included in the reserves for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 1999 and 1998, respectively. The decrease in this liability in 1999 reflects declines in unrealized capital gains on fixed income securities.

    At December 31, contractholder funds consists of the following:

    ($ in millions)

                                                               1999      1998
                                                              -------   -------
    Interest-sensitive life                                   $ 5,036   $ 4,395
    Fixed annuities:
    Immediate annuities                                         1,758     1,641
    Deferred annuities                                         12,685    10,874
    Guaranteed investment contracts                             2,953     3,233
    Other investment contracts                                  1,563       990
                                                              -------   -------
    Total contractholder funds                                $23,995   $21,133
                                                              =======   =======

    Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.0% to 8.5% for interest-sensitive life contracts; 3.5% to 10.0% for immediate annuities; 1.6% to 26.2% for deferred annuities (which include equity-indexed annuities that are hedged, see Note 2 and Note 5); 4.9% to 9.9% for guaranteed investment contracts and 5.3% to 6.6% for other investment contracts. Withdrawal and surrender charge protection includes i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 10% of deferred annuities are subject to a market value adjustment.

    PROPERTY-LIABILITY CONTRACTS

    For the Property-Liability segment, the Company establishes reserves for claims and claims expense on reported and unreported claims of insured losses. These reserve estimates are based on known facts and interpretation of circumstances, including the Company's experience with similar cases and historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims and product mix, as well as other factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

    The establishment of appropriate reserves, including reserves for catastrophes, is an inherently uncertain process. The Company regularly updates its reserve estimates as new facts become known and further events occur which may impact the resolution of unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determinable.

    Activity in the reserve for property-liability insurance claims and claims expense is summarized as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    Balance at January 1                                      $313   $348   $387
    Less reinsurance recoverables                               20     16     15
                                                              ----   ----   ----
    Net balance at January 1                                   293    332    372
    Incurred claims and claims expense related to:
    Current year                                               247    233    227
    Prior years                                                (25)   (38)   (48)
                                                              ----   ----   ----
    Total incurred                                             222    195    179
    Claims and claims expense paid related to:
    Current year                                               144    148    129
    Prior years                                                 73     64     73
                                                              ----   ----   ----
    Total paid                                                 217    212    202
    Foreign currency translation adjustment                     17    (22)   (17)
                                                              ----   ----   ----
    Net balance at December 31                                 315    293    332
    Plus reinsurance recoverables                               53     20     16
                                                              ----   ----   ----
    Balance at December 31                                    $368   $313   $348
                                                              ====   ====   ====

    Incurred claims and claims expense represents the sum of paid losses and reserve changes in the calendar year. This expense includes losses from catastrophes of $6 million, $31 million and $6 million in 1999, 1998 and 1997, respectively. A "catastrophe" is defined by the Company as an event that produces pretax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders. Catastrophes are an inherent risk of the property-liability insurance business and could contribute to material year-to-year fluctuations in the Company's results of operations and financial position.

    The level of catastrophe loss experienced in any year cannot be predicted and could be material to results of operations and financial position. Catastrophe exposures for AICC primarily comprise wind, hail, earthquakes, and ice. The major areas in Canada with exposure to potential earthquake losses include areas surrounding faults in British Columbia and Quebec. The Company continues to evaluate alternative business strategies to more effectively manage its exposure to catastrophe losses in these and other areas.

    Management believes that the reserve for claims and claims expense, net of reinsurance recoverables, at December 31, 1999 and 1998 is appropriately established in the aggregate and adequate to cover the ultimate net cost of reported and unreported claims arising from losses which had occurred by that date.

    The Property-Liability segment has exposure to environmental, asbestos and other mass tort claims that stem principally from commercial business written from 1972 through 1985, including substantial general liabilities on Canadian Fortune 500 equivalent companies. Reserves for environmental claims were $4 million, net of reinsurance recoverables of $2 million, and $3 million at December 31, 1999 and 1998, respectively. Reserves for asbestos claims were $2 million and $2 million at December 31, 1999 and 1998, respectively.

    Management believes its net loss reserves for environmental, asbestos and other mass tort claims are appropriately established based on available facts, technology, laws and regulations. However, due to the risks inherent in major litigation and other uncertainties, the ultimate cost of these claims may vary materially from the amounts currently recorded, resulting in an increase in the loss reserves. In addition, while the Company believes improved actuarial techniques and databases have assisted in its ability to estimate environmental, asbestos and other mass tort net loss reserves, these refinements may subsequently prove to be inadequate indicators of the extent of probable loss. Due to the uncertainties and factors described above, management believes it is not practicable to develop a meaningful range for any such additional net loss reserves that may be required.

 8.  REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

    The Company's Life and Savings' segment assumes risk from, and reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The Company cedes 90% of the mortality risk on certain term life policies to a pool of ten reinsurers. Beginning in November, 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to October, 1998, the Company ceded mortality risk in excess of $1 million per life for individual life. As of December 31, 1999 $102.15 billion of life insurance in force was ceded to other companies.

    During 1998, the Company entered into an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company is to provide insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $32 million as of December 31, 1999. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity contracts, which has an aggregate account value of $1.77 billion as of December 31, 1999. During 1999, the Company earned contract charges and fees assessed to contractholders' fund balances of $15 million.

    The Company's Property-Liability segment cedes certain of its risks to AIC under excess of loss reinsurance agreements. These agreements provide that for certain premiums, the Company will be reimbursed by AIC for losses in excess of predetermined amounts. See Note 4 "Related Parties" for more information on these agreements. The Property-Liability segment also ceded certain commercial business risks under excess of loss agreements to third party reinsurers. Although the Company stopped writing commercial business in 1992, related claims continue to be submitted and settlements are pending.

    The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

    Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

    The effects of reinsurance on premiums written and earned for the years ended December 31, are as follows:

    ($ in millions)

                                                               1999     1998     1997
                                                              ------   ------   ------
    LIFE AND ANNUITY PREMIUMS
    Direct                                                    $1,042   $1,043   $1,032
    Assumed                                                       37       24      117
    Ceded                                                       (241)    (178)    (194)
                                                              ------   ------   ------
    Life insurance premiums, net of reinsurance               $  838   $  889   $  955
                                                              ======   ======   ======
    LIFE AND ANNUITY CONTRACT CHARGES
    Direct                                                    $  706   $  625   $  547
    Assumed                                                       17        5        -
    Ceded                                                          -        -        -
                                                              ------   ------   ------
    Life insurance contract charges, net of reinsurance       $  723   $  630   $  547
                                                              ======   ======   ======
    PROPERTY-LIABILITY PREMIUMS WRITTEN
    Direct                                                    $  317   $  280   $  276
    Assumed                                                        1        1        -
    Ceded                                                         (3)      (1)      (3)
                                                              ------   ------   ------
    Property-Liability premiums written, net of reinsurance   $  315   $  280   $  273
                                                              ======   ======   ======
    PROPERTY-LIABILITY PREMIUMS EARNED
    Direct                                                    $  291   $  268   $  278
    Assumed                                                        1        1        -
    Ceded                                                         (3)      (1)      (3)
                                                              ------   ------   ------
    Property-Liability premiums earned, net of reinsurance    $  289   $  268   $  275
                                                              ======   ======   ======

    Reinsurance recoverables in the Company's consolidated statements of financial position, at December 31, were as follows:

    ($ in millions)

                                                              1999   1998
                                                              ----   ----
    Life and Savings                                          $434   $230
    Property-Liability                                          61     24
                                                              ----   ----
    Total                                                     $495   $254
                                                              ====   ====

 9.  CORPORATION RESTRUCTURING

     On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and service capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

    These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

10.  COMMITMENTS AND CONTINGENT LIABILITIES

     LEASES

    The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $16 million, $18 million and $13 million in 1999, 1998 and 1997, respectively.

    Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, are as follows:

    ($ in millions)

                                                             1999
                                                             ----
    2000                                                     $ 5
    2001                                                       4
    2002                                                       3
    2003                                                       2
    2004                                                       1
                                                             ---
                                                             $15
                                                             ===

    SHARED MARKETS

    As a condition of its license to do business in various Canadian provinces, AICC is required to participate in mandatory property-liability shared market mechanisms or pooling arrangements, which provide various insurance coverages to individuals or other entities that otherwise are unable to purchase such coverage voluntarily from private insurers. Underwriting results related to these organizations have been immaterial to the results of operations.

    GUARANTY FUNDS

    Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial.

    REGULATION AND LEGAL PROCEEDINGS

    The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

    From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate responsibility, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

    MARKETING AND COMPLIANCE ISSUES

    Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company's life insurance subsidiaries are members of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

11.  INCOME TAXES

     Eligible domestic subsidiaries of the Company (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Foreign subsidiaries of the Company file a tax return in their respective country.

    Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

    The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

    The components of the deferred income tax assets and liabilities at December 31, are as follows:

    ($ in millions)

                                                              1999     1998
                                                              -----   -------
    DEFERRED ASSETS
    Life and annuity reserves                                 $ 606   $   589
    Other assets                                                 86       115
                                                              -----   -------
    Total deferred assets                                       692       704
    DEFERRED LIABILITIES
    Deferred policy acquisition costs                          (722)     (665)
    Unrealized net capital gains                               (119)     (463)
    Other liabilities                                           (22)      (28)
                                                              -----   -------
    Total deferred liabilities                                 (863)   (1,156)
                                                              -----   -------
    Net deferred liability                                    $(171)  $  (452)
                                                              =====   =======

    The components of income tax expense for the year ended December 31, are as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    Current                                                   $213   $282   $272
    Deferred                                                    57     28     12
                                                              ----   ----   ----
    Total income tax expense                                  $270   $310   $284
                                                              ====   ====   ====

    The Company paid income taxes of $198 million, $284 million, and $180 million in 1999, 1998 and 1997, respectively. The Company had a current income tax liability of $36 million and $24 million at December 31, 1999 and 1998, respectively.

    A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

    ($ in millions)

                                                              1999    1998    1997
                                                              -----   -----   -----
    Statutory federal income tax rate                         35.0%   35.0%   35.0%
    Dividends received deduction                               (1.3)   (1.0)    (.4)
    Other                                                        .9     1.8      .9
                                                              -----   -----   -----
    Effective income tax rate                                 34.6%   35.8%   35.5%
                                                              =====   =====   =====

    Prior to January l, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

12.  PREFERRED STOCK

     The Company has issued two series of non-voting, redeemable preferred stock. Series A preferred stock was issued to a subsidiary of AIC, while Series B preferred stock was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

    For Series A preferred stock, the Company's Board of Directors declare and pay a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $4 million, $3 million and $2 million were paid during 1999, 1998, and 1997, respectively. Accrued and unpaid dividends were $349 thousand on Series A preferred stock at December 31, 1999.

    For Series B preferred stock, cash dividends of 6.9% per annum are payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million were paid in 1999, 1998 and 1997. There were no accrued and unpaid dividends for Series B preferred stock at December 31, 1999.

13.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles consolidated net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with combined statutory net income and capital and surplus of ALIC and its domestic subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

    ($ in millions)

                                                                                      SHAREHOLDER'S
                                                                  NET INCOME             EQUITY
                                                             ---------------------   ---------------
                                                             1999    1998    1997     1999     1998
                                                             -----   -----   -----   ------   ------
    Balance per generally accepted accounting principles     $ 511   $ 556   $ 517   $4,574   $4,792
    Undistributed net income of certain subsidiaries            (5)     (8)    (11)    (196)    (179)
    Unrealized gain/loss on fixed income securities              -       -       -     (284)  (2,336)
    Deferred policy acquisition costs                         (262)   (254)   (218)  (2,675)  (2,181)
    Deferred income taxes                                      104      35      51      192      469
    Employee benefits                                            1      (6)     (6)     (11)      (4)
    Reserves and non-admitted assets                           (72)     60      70    1,441    1,972
    Other                                                       27       3     (33)    (471)    (108)
                                                             -----   -----   -----   ------   ------
    Balance per statutory accounting practices               $ 304   $ 386   $ 370   $2,570   $2,425
                                                             =====   =====   =====   ======   ======

    AICC is a foreign subsidiary of the Company; accordingly, its net income is not included in the statutory basis net income of the Company. However, the Company's investment in AICC is reflected in the statutory capital and surplus of the Company.

    PERMITTED STATUTORY ACCOUNTING PRACTICES

    ALIC and each of its domestic subsidiaries prepare their statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Certain domestic subsidiaries of the Company follow permitted statutory accounting practices which differ from those prescribed by regulatory authorities. The use of such permitted statutory accounting practices does not have a significant impact on statutory surplus or statutory net income.

    The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles, which the Company will implement in January 1, 2001. The requirements are not expected to have a material impact on the statutory surplus of ALIC and its domestic subsidiaries.

    DIVIDENDS

    The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

    In the twelve month period beginning January 1, 1999, ALIC paid dividends of $100 million. Based on 1999 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay under Illinois insurance law without the approval of Illinois Department of Insurance during 2000 is $267 million.

    RISK-BASED CAPITAL

    The NAIC has a standard for assessing the solvency of domestic insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 1999, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

14.  BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS

    Defined benefit pension plans, sponsored by AIC, cover domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The cost (benefit) to the Company included in net income was $(1) million, $9 million, and $8 million for the pension plans in 1999, 1998, 1997, respectively.

    AIC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company included in net income was $1 million, $3 million and $3 million for postretirement benefits other than pension plans in 1999, 1998, and 1997 respectively.

    AICC has its own defined benefit pension plans which cover its full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. AICC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The net periodic benefit cost (benefit) for AICC pension plans was $1 million, $(1) million and $(1) million for the years ended December 31, 1999, 1998, and 1997, respectively. The projected benefit obligation for the AICC pension plans was $108 million and $107 million at December 31, 1999 and 1998, respectively. The fair value of pension plan assets supporting the projected benefit obligation was $130 million and $123 million at December 31, 1999 and 1998, respectively.

    AICC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AICC's established retirement policy and are continuously insured under AICC's group plans or other approved plans for ten or more years prior to retirement. AICC pays the cost of the retiree medical benefits not provided by the government plans. AICC's postretirement benefit plans are currently not funded. AICC has the right to modify or terminate these plans. The net periodic benefit cost for AICC's postretirement plans was $2 million for the years ended December 31, 1999, 1998, and 1997, respectively. The projected benefit obligation for the AICC postretirement plans was $16 million and $17 million at December 31, 1999 and 1998, respectively.

    PROFIT SHARING FUND

    Employees of the Corporation and its domestic subsidiaries, including the Company are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

    The Company paid $4 million, $12 million and $3 million in 1999, 1998 and 1997, respectively for profit sharing.

    Employees of AICC participate in the Allstate Canada Employees' Profit Sharing Program ("Allstate Canada Plan"). The Allstate Canada Plan is a cash plan based on AICC's performance as well as the employees' level of performance and length of service.

    Profit sharing expense under the Allstate Canada Plan was $1 million, $2 million, and $3 million in 1999, 1998, and 1997, respectively.

15.  BUSINESS SEGMENTS

     The Company's management is organized around products and services, and this structure was considered in identifying its two reportable segments. These segments and their respective operations are as follows:

    Life and Savings markets a broad line of life and savings products primarily in the United States. Life insurance products primarily include traditional life, including term and whole-life, and interest-sensitive life insurance. Savings products consist of fixed annuity products, including indexed, market value adjusted and immediate annuities, as well as variable annuities. Revenues generated outside the United States were immaterial with respect to Life and Savings' total revenue for the years ended December 31, 1999, 1998 and 1997, respectively. The Company evaluates the results of this segment based upon invested asset growth, face amounts of policies in force and net income.

    Property-Liability sells primarily private passenger auto and homeowners insurance to individuals in Canada. The Company evaluates the results of this segment based upon premium growth and underwriting results.

    Management reviews assets at the Life and Savings and Property-Liability levels for decision making purposes.

    The accounting policies of the business segments are the same as those described in Note 2. The effects of certain intersegment transactions are excluded from segment performance evaluation and therefore eliminated in the segment results.

    Summarized revenue data for each of the Company's business segments for the year ended December 31, are as follows:

    ($ in millions)

                                                               1999      1998      1997
                                                              ------   --------   ------
    REVENUES
    LIFE AND SAVINGS
    Premiums                                                  $  838   $    889   $  955
    Contract charges                                             723        630      547
    Net investment income                                      2,239      2,113    2,074
    Realized capital gains and losses                            192        323      194
                                                              ------   --------   ------
    Total Life and Savings                                     3,992      3,955    3,770
    PROPERTY-LIABILITY
    Premiums earned                                              289        268      275
    Net investment income                                         26         26       44
    Realized capital gains and losses                              3          9       (2)
                                                              ------   --------   ------
    Total Property-Liability                                     318        303      317
                                                              ------   --------   ------
    Consolidated                                              $4,310   $  4,258   $4,087
                                                              ======   ========   ======

    Summarized financial performance data for each of the Company's reportable segments for the year ended December 31, are as follows:

    ($ in millions)

                                                               1999     1998     1997
                                                              ------   ------   ------
    NET INCOME FROM OPERATIONS
    LIFE AND SAVINGS
    Premiums                                                  $  838   $  889   $  955
    Contract charges                                             723      630      547
    Net investment income                                      2,239    2,113    2,074
    Realized capital gains and losses                            192      323      194
    Contract benefits                                          1,251    1,225    1,239
    Interest credited                                          1,260    1,190    1,167
    Operating costs and expenses                                 712      702      619
                                                              ------   ------   ------
    Life and Savings income from operations before income
    taxes                                                        769      838      745
    PROPERTY-LIABILITY
    Underwriting income (loss)                                   (17)      (7)      14
    Net investment income                                         26       26       44
    Realized capital gains and losses                              3        9       (2)
                                                              ------   ------   ------
    Property-Liability income from operations before income
    taxes                                                         12       28       56
                                                              ------   ------   ------
    Consolidated                                              $  781   $  866   $  801
                                                              ======   ======   ======

    Additional significant financial performance data for each of the Company's reportable segments for the year ended December 31, are as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Life and Savings                                          $367   $377   $298
    Property-Liability                                          42     35     35
                                                              ----   ----   ----
    Consolidated                                              $409   $412   $333
                                                              ====   ====   ====
    INCOME TAX EXPENSE
    Life and Savings                                          $265   $298   $257
    Property-Liability                                           5     12     27
                                                              ----   ----   ----
    Consolidated                                              $270   $310   $284
                                                              ====   ====   ====

    Capital expenditures for long-lived assets are generally made by AIC. A portion of the long-lived assets are leased by entities included in the Life and Savings and Property-Liability segments.

    Summarized data for total assets and investments for each of the Company's reportable segments as of December 31, are as follows:

    ($ in millions)

                                                               1999      1998
                                                              -------   -------
    AT DECEMBER 31,
    ASSETS
    Life and Savings                                          $50,463   $44,926
    Property-Liability                                            710       614
                                                              -------   -------
    Consolidated                                              $51,173   $45,540
                                                              =======   =======
    INVESTMENTS
    Life and Savings                                          $32,879   $31,749
    Property-Liability                                            530       479
                                                              -------   -------
    Consolidated                                              $33,409   $32,228
                                                              =======   =======

16.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

    ($ in millions)

                                           1999                              1998                              1997
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
     UNREALIZED CAPITAL
    GAINS AND LOSSES:
     Unrealized holding
    gains (losses) arising
    during the period          $(808)      $283       $(525)      $349      $(122)      $227        $513      $(180)      $333
     Less: reclassification
    adjustments                  183        (64)        119        237        (83)       154         128        (45)        83
                               -----       ----       -----       ----      -----       ----        ----      -----       ----
     Unrealized net capital
    gains (losses)              (991)       347        (644)       112        (39)        73         385       (135)       250
     UNREALIZED FOREIGN
    CURRENCY TRANSLATION
    ADJUSTMENTS:
     Unrealized foreign
    currency translation
    adjustments arising
    during the period             11         (4)          7          2         (1)         1         (12)         4         (8)
                               -----       ----       -----       ----      -----       ----        ----      -----       ----
     Other comprehensive
    income                     $(980)      $343       $(637)      $114      $ (40)      $ 74        $373      $(131)      $242
                               =====       ====       =====       ====      =====       ====        ====      =====       ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I - SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES DECEMBER 31, 1999
--------------------------------------------------------------------------------

($ in millions)

                                                                                  FAIR         CARRYING
TYPE OF INVESTMENT                                                  COST          VALUE         VALUE
------------------                                                 -------       -------       --------
Fixed Income Securities, Available for Sale:
  Bonds:
    United States government, government agencies and
      authorities                                                  $ 1,957       $ 2,173       $ 2,173
    States, municipalities and political subdivisions                  736           731           731
    Foreign governments                                                536           542           542
    Public utilities                                                 1,704         1,750         1,750
    Convertibles and bonds with warrants attached                      458           519           519
    All other corporate bonds                                       13,897        13,786        13,786
  Mortgage-backed securities                                         5,612         5,588         5,588
  Asset-backed securities                                            2,389         2,371         2,371
  Redeemable preferred stocks                                           65            63            63
                                                                   -------       -------       -------
    Total fixed income securities                                   27,354       $27,523        27,523
                                                                   -------       =======       -------
Equity Securities:
  Common Stocks:
    Public utilities                                                     7       $     6             6
    Banks, trusts and insurance companies                               22            31            31
    Industrial, miscellaneous and all other                            412           654           654
  Nonredeemable preferred stocks                                        62            52            52
                                                                   -------       -------       -------
    Total equity securities                                            503       $   743           743
                                                                   -------       =======       -------
Mortgage loans on real estate                                        3,801                       3,801
Policy loans                                                           606                         606
Other long-term investments                                             25                          25
Short-term investments                                                 711                         711
                                                                   -------                     -------
    Total investments                                              $33,000                     $33,409
                                                                   =======                     =======

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                             AT DECEMBER 31,
                                                              ---------------------------------------------
                                                               DEFERRED
                                                                POLICY      RESERVES FOR CLAIMS,
                                                              ACQUISITION    CLAIMS EXPENSE AND    UNEARNED
SEGMENT                                                          COSTS       CONTRACT BENEFITS     PREMIUMS
-------                                                       -----------   --------------------   --------
1999
Life and savings operations                                     $2,675            $31,143            $ 18
Property-liability operations                                       20                368             137
                                                                ------            -------            ----
Total                                                           $2,695            $31,511            $155
                                                                ======            =======            ====
1998
Life and savings operations                                     $2,181            $28,734            $ 47
Property-liability operations                                       14                313             105
                                                                ------            -------            ----
Total                                                           $2,195            $29,047            $152
                                                                ======            =======            ====
1997
Life and savings operations                                     $1,982            $27,482            $ 64
Property-liability operations                                       10                349             100
                                                                ------            -------            ----
Total                                                           $1,992            $27,831            $164
                                                                ======            =======            ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                                      CLAIMS,
                                            PREMIUM                   CLAIMS
                                            REVENUE                   EXPENSE     AMORTIZATION     OTHER
                                              AND         NET           AND        OF POLICY     OPERATING       PREMIUMS
                                            CONTRACT   INVESTMENT    CONTRACT     ACQUISITION    COSTS AND       WRITTEN
SEGMENT                                     CHARGES      INCOME      BENEFITS        COSTS       EXPENSES    (EXCLUDING LIFE)
-------                                     --------   ----------   -----------   ------------   ---------   ----------------
1999
Life and savings operations                  $1,561      $2,239       $2,511          $367         $345            $  -
Property-liability operations                   289          26          222            42           42             315
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,850      $2,265       $2,733          $409         $387            $315
                                             ======      ======       ======          ====         ====            ====
1998
Life and savings operations                  $1,519      $2,113       $2,415          $377         $325            $  -
Property-liability operations                   268          26          195            35           45             280
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,787      $2,139       $2,610          $412         $370            $280
                                             ======      ======       ======          ====         ====            ====
1997
Life and savings operations                  $1,502      $2,074       $2,406          $298         $321            $  -
Property-liability operations                   275          44          179            35           47             273
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,777      $2,118       $2,585          $333         $368            $273
                                             ======      ======       ======          ====         ====            ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV - REINSURANCE
--------------------------------------------------------------------------------

($ in millions)

                                                                                                                 PERCENT
                                                                                                                   OF
                                                                  CEDED           ASSUMED                        AMOUNT
                                                  GROSS         TO OTHER        FROM OTHER          NET          ASSUMED
                                                  AMOUNT        COMPANIES        COMPANIES         AMOUNT        TO NET
                                                 --------       ---------       -----------       --------       -------

YEAR ENDED DECEMBER 31, 1999

Life insurance in force                          $307,225       $102,153           $  1           $205,073         0.0%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,511       $    221           $ 18           $  1,308         1.4%
  Accident-health insurance                           237             20             36                253        14.2%
  Property-liability insurance                        291              3              1                289         0.3%
                                                 --------       --------           ----           --------
Total premiums and contract charges              $  2,039       $    244           $ 55           $  1,850         3.0%
                                                 ========       ========           ====           ========

YEAR ENDED DECEMBER 31, 1998

Life insurance in force                          $276,029       $ 73,769           $  7           $202,267         0.0%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,433       $    176           $  5           $  1,262         0.4%
  Accident-health insurance                           235              2             24                257         9.3%
  Property-liability insurance                        268              1              1                268         0.4%
                                                 --------       --------           ----           --------
Total premiums and contract charges.             $  1,936       $    179           $ 30           $  1,787         1.7%
                                                 ========       ========           ====           ========

YEAR ENDED DECEMBER 31, 1997

Life insurance in force                          $247,048       $ 52,760           $144           $194,432         0.1%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,427       $    193           $ --           $  1,234          --%
  Accident-health insurance                           152              1            117                268        43.7%
  Property-liability insurance                        278              3             --                275         0.0%
                                                 --------       --------           ----           --------
Total premiums and contract charges              $  1,857       $    197           $117           $  1,777         6.6%
                                                 ========       ========           ====           ========

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V - VALUATION ALLOWANCE AND QUALIFYING ACCOUNTS
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                         ADDITIONS
                                                                 -------------------------
                                                   BALANCE AT    CHARGED TO                                      BALANCE
                                                   BEGINNING      COSTS AND       OTHER                          AT END
                  DESCRIPTION                      OF PERIOD      EXPENSES      ADDITIONS     DEDUCTIONS (1)    OF PERIOD
                  -----------                      ----------    -----------    ----------    --------------    ---------

YEAR ENDED DECEMBER 31, 1999
Allowance for estimated losses on mortgage
 loans and real estate                                $15           $   2                          $ 4             $13

Allowance for deferred tax assets                      --               1                           --               1

YEAR ENDED DECEMBER 31, 1998
Allowance for estimated losses on mortgage
 loans and real estate                                $37           $ (16)                         $ 6             $15

YEAR ENDED DECEMBER 31, 1997
Allowance for estimated losses on mortgage
 loans and real estate                                $72           $ (22)                         $13             $37

(1) Deductions in allowance for estimated losses on mortgage loans include amounts transferred to real estate. Deductions in allowance for reinsurance recovered represent write-offs, net of recoveries, of amounts determined to be uncollectible.

                                  ----------------------------------------------
                                  ALLSTATE FINANCIAL ADVISORS
                                  SEPARATE ACCOUNT I

                                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
                                  AND FOR THE PERIOD ENDED DECEMBER 31, 1999 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statement of net assets of Allstate Financial Advisors Separate Account I as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in
Note 1), and the related statements of operations and changes in net assets for the period from June 28, 1999 (date of inception) to December 31, 1999 for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Financial Advisors Separate Account I as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for the period from June 28, 1999 (date of inception) to December 31, 1999 in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------
      ASSETS
      Allocation to Sub-Accounts investing in the AIM Variable Insurance Funds:
           Capital Appreciation,  4,352 shares (cost $137,627)                                            $ 154,829
           Diversified Income,  8,803 shares (cost $90,362)                                                  88,557
           Growth and Income,   2,236 shares (cost $60,545)                                                  70,622
           International Equity,  2,181 shares (cost $54,402)                                                63,880
           Value,  1,792 shares (cost $57,144)                                                               60,040

      Allocation to Sub-Accounts investing in the Fidelity Variable Insurance Products Fund:
           Growth,  2,470 shares (cost $120,953)                                                            135,665
           High Income,  2,253 shares (cost $24,687)                                                         25,484
           Overseas,  5,517 shares (cost $135,380)                                                          151,392

      Allocation to Sub-Accounts investing in the Fidelity Variable Insurance Products Fund II:
           Contrafund,  5,311 shares (cost $142,679)                                                        154,825
           Index 500,   747 shares (cost $118,928)                                                          125,040
           Investment Grade Bond,  2,551 shares (cost $30,893)                                               31,017

      Allocation to Sub-Accounts investing in the MFS Variable Insurance Trust:
           Bond,  9,393 shares (cost $103,052)                                                              102,660
           Growth with Income,  5,518 shares (cost $109,782)                                                117,597
           High Income,  3,673 shares (cost $41,736)                                                         42,201
           New Discovery,  4,767 shares (cost $71,135)                                                       82,321

      Allocation to Sub-Accounts investing in the Oppenheimer Variable Account Funds:
           Bond,   9,564 shares (cost $110,729)                                                             110,179
           Capital Appreciation,  3,400 shares (cost $148,279)                                              169,447
           Global Securities,  1,607 shares (cost $44,681)                                                   53,682
           High Income,  843 shares (cost $8,943)                                                             9,036
           Small Cap Growth,  5,011 shares (cost $58,092)                                                    70,504

      Allocation to Sub-Accounts investing in the Van Kampen Life Investment Trust:
           Comstock,  6,345 shares (cost $59,274)                                                            59,075
           Domestic Income,  2,636 shares (cost $21,332)                                                     21,190
           Emerging Growth,  2,806 shares (cost $95,762)                                                    129,732
           Money Market,  74,091 shares (cost $74,091)                                                       74,091

      Allocation to Sub-Accounts investing in the LSA Variable Series Trust:
           Focused Equity  500,000 shares (cost $5,000,000)                                               6,035,000
           Growth Equity  500,394 shares (cost $5,004,723)                                                6,039,754
           Disciplined Equity  1,003,882 shares (cost $10,043,127)                                       11,173,204
           Value Equity  500,748 shares (cost $5,008,000)                                                 5,378,030
           Balanced  502,890 shares (cost $5,029,750)                                                     5,169,808
           Emerging Growth Domestic Equity  500,000 shares (cost $5,000,000)                              8,745,000
                                                                                                       --------------
               Total Assets                                                                              44,643,862


      LIABILITIES
      Payable to Allstate Life Insurance Company
           Accrued contract charges                                                                             181
                                                                                                       --------------
               Net Assets                                                                               $44,643,681
                                                                                                       ==============
               Components of net assets:
                   Net Assets of Contractholders                                                         $2,102,885
                   Net Assets of Allstate Life Insurance Company                                         42,540,796
                                                                                                       --------------
                         Total components of net assets:                                                $44,643,681
                                                                                                       ==============


      See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------


                                                                     AIM Variable Insurance Funds Sub-Accounts
                                                    ------------------------------------------------------------------------


                                                       For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                    ------------------------------------------------------------------------

                                                       Capital     Diversified    Growth and    International
                                                    Appreciation     Income          Income         Equity         Value
                                                    ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Dividends                                           $      1,932   $      2,088   $        519   $      1,667   $        716
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                              (148)           (98)          (111)           (76)           (95)
    Administrative expense                                   (13)            (8)           (10)            (7)            (8)
                                                    ------------   ------------   ------------   ------------   ------------
          Net investment income (loss)                     1,771          1,982            398          1,584            613
                                                    ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
    Proceeds from sales                                    1,261            659          2,448            263         99,847
    Cost of investments sold                               1,204            657          2,361            233         98,044
                                                    ------------   ------------   ------------   ------------   ------------
          Net realized gains (losses)                         57              2             87             30          1,803
                                                    ------------   ------------   ------------   ------------   ------------
Change in unrealized gains (losses)                       17,202         (1,805)        10,076          9,477          2,895
                                                    ------------   ------------   ------------   ------------   ------------
          Net gains (losses) on investments               17,259         (1,803)        10,163          9,507          4,698
                                                    ------------   ------------   ------------   ------------   ------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                           $     19,030   $        179         10,561   $     11,091   $      5,311
                                                    ============   ============   ============   ============   ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------

                                                           Fidelity Variable Insurance            Fidelity Variable Insurance
                                                            Products Fund Sub-Accounts           Products Fund II Sub-Accounts
                                                    ------------------------------------------   -----------------------------


                                                        For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                    --------------------------------------------------------------------------

                                                                                                                     Index
                                                       Growth      High Income      Overseas      Contrafund          500
                                                    ------------   ------------   ------------   -------------   -------------
INVESTMENT INCOME

Dividends                                           $          -   $          -   $          -   $           -   $           -
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                              (176)           (45)          (125)           (158)           (158)
    Administrative expense                                   (15)            (4)           (11)            (14)            (12)
                                                    ------------   ------------   ------------   -------------   -------------
          Net investment income (loss)                      (191)           (49)          (136)           (172)           (170)
                                                    ------------   ------------   ------------   -------------   -------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
    Proceeds from sales                                    3,229          2,652             71           4,779          58,270
    Cost of investments sold                               3,118          2,643             68           4,626          56,209
                                                    ------------   ------------   ------------   -------------   -------------
          Net realized gains (losses)                        111              9              3             153           2,061
                                                    ------------   ------------   ------------   -------------   -------------
Change in unrealized gains (losses)                       14,712            797         16,011          12,145           6,111
                                                    ------------   ------------   ------------   -------------   -------------
          Net gains (losses) on investments               14,823            806         16,014          12,298           8,172
                                                    ------------   ------------   ------------   -------------   -------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                           $     14,632   $        757   $     15,878   $      12,126   $       8,002
                                                    ============   ============   ============   =============   =============


See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------


                                                     Fidelity Variable
                                                    Insurance Products
                                                   Fund II Sub-Accounts            MFS Variable Insurance Trust Sub-Accounts
                                                   --------------------     -------------------------------------------------------


                                                      For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                   --------------------------------------------------------------------------------


                                                        Investment                       Growth with        High           New
                                                        Grade Bond            Bond          Income         Income       Discovery
                                                   --------------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Dividends                                          $                  -   $          -   $          -   $          -   $      1,438
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                                      (52)           (91)          (188)           (52)           (76)
    Administrative expense                                           (5)            (8)           (16)            (5)            (7)
                                                   --------------------   ------------   ------------   ------------   ------------
          Net investment income (loss)                              (57)           (99)          (204)           (57)         1,355
                                                   --------------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                               238            347          2,453          2,673          1,240
  Cost of investments sold                                          235            345          2,387          2,668          1,180
                                                   --------------------   ------------   ------------   ------------   ------------
          Net realized gains (losses)                                 3              2             66              5             60
                                                   --------------------   ------------   ------------   ------------   ------------
Change in unrealized gains (losses)                                 124           (391)         7,815            465         11,186
                                                   --------------------   ------------   ------------   ------------   ------------
          Net gains (losses) on investments                         127           (389)         7,881            470         11,246
                                                   --------------------   ------------   ------------   ------------   ------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                          $                 70   $       (488)  $      7,677   $        413   $     12,601
                                                   ====================   ============   ============   ============   ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------


                                                                 Oppenheimer Variable Account Funds Sub-Accounts
                                                    ------------------------------------------------------------------------


                                                       For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                    ------------------------------------------------------------------------


                                                                      Capital        Global          High         Small Cap
                                                        Bond       Appreciation    Securities       Income         Growth
                                                    ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Dividends                                           $          -   $          -   $          -   $          -   $          -
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                              (197)          (201)           (74)           (13)           (87)
    Administrative expense                                   (17)           (17)            (6)            (1)            (7)
                                                    ------------   ------------   ------------   ------------   ------------
         Net investment income (loss)                       (214)          (218)           (80)           (14)           (94)
                                                    ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                     90,756         55,032             60             14          1,273
  Cost of investments sold                                90,957         51,365             55             14          1,185
                                                    ------------   ------------   ------------   ------------   ------------
         Net realized gains (losses)                        (201)         3,667              5            -               88
                                                    ------------   ------------   ------------   ------------   ------------
Change in unrealized gains (losses)                         (549)        21,167          9,001             93         12,412
                                                    ------------   ------------   ------------   ------------   ------------
         Net gains (losses) on investments                  (750)        24,834          9,006             93         12,500
                                                    ------------   ------------   ------------   ------------   ------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                           $       (964)  $     24,616   $      8,926   $         79   $     12,406
                                                    ============   ============   ============   ============   ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------------

                                                                Van Kampen Life Investment Trust Sub-Accounts
                                                    ---------------------------------------------------------------------


                                                     For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                    ---------------------------------------------------------------------


                                                                         Domestic           Emerging            Money
                                                      Comstock            Income             Growth             Market
                                                    ------------       ------------       ------------       ------------
INVESTMENT INCOME
Dividends                                           $        715       $          -       $          -       $        614
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                               (95)               (63)              (180)              (142)
    Administrative expense                                    (8)                (5)               (15)               (12)
                                                    ------------       ------------       ------------       ------------
        Net investment income (loss)                         612                (68)              (195)               460
                                                    ------------       ------------       ------------       ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                        352             99,874              1,488                994
  Cost of investments sold                                   352             99,994              1,373                994
                                                    ------------       ------------       ------------       ------------
        Net realized gains (losses)                            -               (120)               115                  -
                                                    ------------       ------------       ------------       ------------
Change in unrealized gains (losses)                         (198)              (143)            33,971                  -
                                                    ------------       ------------       ------------       ------------
        Net gains (losses) on investments                   (198)              (263)            34,086                  -
                                                    ------------       ------------       ------------       ------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                           $        414       $       (331)      $     33,891       $        460
                                                    ============       ============       ============       ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------


                                                                           LSA Variable Series Trust
                                                  ---------------------------------------------------------------------------------


                                                        For the Period Beginning October 1, 1999 and Ended December 31, 1999
                                                  ---------------------------------------------------------------------------------

                                                                                                                       Emerging
                                                    Focused        Growth     Disciplined     Value                 Growth Domestic
                                                     Equity        Equity        Equity       Equity     Balanced       Equity
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
INVESTMENT INCOME
Dividends                                         $          -  $      4,723  $     43,127  $    8,000  $   29,750  $             -
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                              -             -             -           -           -                -
     Administrative expense                                  -             -             -           -           -                -
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
         Net investment income (loss)                        -         4,723        43,127       8,000      29,750                -
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                        -             -             -           -           -                -
  Cost of investments sold                                   -             -             -           -           -                -
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
         Net realized gains (losses)                         -             -             -           -           -                -
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
Change in unrealized gains (losses)                  1,035,000     1,035,031     1,130,077     370,030     140,058        3,745,000
                                                  ------------  ------------  ------------  ----------  ----------  ---------------
         Net gains (losses) on investments           1,035,000     1,035,031     1,130,077     370,030     140,058        3,745,000
                                                  ------------  ------------  ------------  ----------  ----------  ---------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                         $  1,035,000  $  1,039,754  $  1,173,204  $  378,030  $  169,808  $     3,745,000
                                                  ============  ============  ============  ==========  ==========  ===============


See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                                 AIM Variable Insurance Funds Sub-Accounts
                                                ------------------------------------------------------------------------


                                                   For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                ------------------------------------------------------------------------


                                                  Capital       Diversified    Growth and   International
                                                Appreciation      Income         Income         Equity          Value
                                                ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)                    $      1,771   $      1,982   $        398   $      1,584   $        613
Net realized gains (losses)                               57              2             87             30          1,803
Change in unrealized gains (losses)                   17,202         (1,805)        10,076          9,477          2,895
                                                ------------   ------------   ------------   ------------   ------------

Change in net assets resulting from operations        19,030            179         10,561         11,091          5,311
                                                ------------   ------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS
Deposits                                             126,700         88,915         51,648         52,960         56,525
Benefit payments                                           -              -              -              -              -
Payments on termination                                    -           (574)             -           (314)             -
Contract maintenance charges                             (13)            (7)            (6)            (5)            (5)
Transfers among the sub-accounts
    and with the Fixed Account - net                   9,098             37          8,412            142         (1,796)
                                                ------------   ------------   ------------   ------------   ------------
Change in net assets resulting
  from capital transactions                          135,785         88,371         60,054         52,783         54,724
                                                ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                    154,815         88,550         70,615         63,874         60,035

NET ASSETS AT BEGINNING OF PERIOD                          -              -              -              -              -
                                                ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                     $    154,815   $     88,550   $     70,615   $     63,874   $     60,035
                                                ============   ============   ============   ============   ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------


                                                       Fidelity Variable Insurance            Fidelity Variable Insurance
                                                        Products Fund Sub-Accounts           Products Fund II Sub-Accounts
                                                ------------------------------------------   -----------------------------


                                                    For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                --------------------------------------------------------------------------

                                                                   High                                          Index
                                                   Growth         Income        Overseas      Contrafund          500
                                                ------------   ------------   ------------   -------------   -------------
FROM OPERATIONS
Net investment income (loss)                    $       (191)  $        (49)  $       (136)  $        (172)  $        (170)
Net realized gains (losses)                              111              9              3             153           2,061
Change in unrealized gains (losses)                   14,712            797         16,011          12,145           6,111
                                                ------------   ------------   ------------   -------------   -------------

Change in net assets resulting from operations        14,632            757         15,878          12,126           8,002
                                                ------------   ------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS
Deposits                                             104,563         25,023        123,159         134,513         110,543
Benefit payments                                           -              -              -               -               -
Payments on termination                                    -           (304)             -               -               -
Contract maintenance charges                             (11)            (2)           (13)            (13)            (11)
Transfers among the sub-accounts
    and with the Fixed Account - net                  16,469              8         12,354           8,185           6,495
                                                ------------   ------------   ------------   -------------   -------------
Change in net assets resulting
  from capital transactions                          121,021         24,725        135,500         142,685         117,027
                                                ------------   ------------   ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS                    135,653         25,482        151,378         154,811         125,029

NET ASSETS AT BEGINNING OF PERIOD                          -              -              -               -               -
                                                ------------   ------------   ------------   -------------   -------------
NET ASSETS AT END OF PERIOD                     $    135,653   $     25,482   $    151,378   $     154,811   $     125,029
                                                ============   ============   ============   =============   =============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------


                                                Fidelty Variable
                                                   Insurance
                                                Products Fund II
                                                  Sub-Accounts          MFS Variable Insurance Trust Sub-Accounts
                                                ----------------  ----------------------------------------------------------


                                                    For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                ----------------------------------------------------------------------------


                                                   Investment                     Growth with        High            New
                                                   Grade Bond          Bond          Income         Income        Discovery
                                                ----------------   ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)                    $            (57)  $        (99)  $       (204)  $        (57)  $      1,355
Net realized gains (losses)                                    3              2             66              5             60
Change in unrealized gains (losses)                          124           (391)         7,815            465         11,186
                                                ----------------   ------------   ------------   ------------   ------------

Change in net assets resulting from operations                70           (488)         7,677            413         12,601
                                                ----------------   ------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS
Deposits                                                  31,249        103,406        110,106         42,091         48,763
Benefit payments                                               -              -              -              -              -
Payments on termination                                     (305)          (269)          (307)          (305)             -
Contract maintenance charges                                  (2)            (9)           (10)            (3)            (7)
Transfers among the sub-accounts
    and with the Fixed Account - net                           3             11            120              1         20,957
                                                ----------------   ------------   ------------   ------------   ------------
Change in net assets resulting
  from capital transactions                               30,945        103,139        109,909         41,784         69,713
                                                ----------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                         31,015        102,651        117,586         42,197         82,314

NET ASSETS AT BEGINNING OF PERIOD                              -              -              -              -              -
                                                ----------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                     $         31,015   $    102,651   $    117,586   $     42,197   $     82,314
                                                ================   ============   ============   ============   ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                             Oppenheimer Variable Account Funds Sub-Accounts
                                                ------------------------------------------------------------------------


                                                   For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                ------------------------------------------------------------------------


                                                                  Capital        Global          High         Small Cap
                                                    Bond       Appreciation    Securities       Income         Growth
                                                ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)                    $       (214)  $       (218)  $        (80)  $        (14)  $        (94)
Net realized gains (losses)                             (201)         3,667              5              -             88
Change in unrealized gains (losses)                     (549)        21,167          9,001             93         12,412
                                                ------------   ------------   ------------   ------------   ------------

Change in net assets resulting from operations          (964)        24,616          8,926             79         12,406
                                                ------------   ------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS
Deposits                                             111,231        148,999         44,717          8,957         57,979
Benefit payments                                           -              -              -              -              -
Payments on termination                                 (575)             -              -              -              -
Contract maintenance charges                             (10)           (15)            (5)            (1)            (6)
Transfers among the sub-accounts
    and with the Fixed Account - net                     487         (4,168)            39              -            119
                                                ------------   ------------   ------------   ------------   ------------
Change in net assets resulting
  from capital transactions                          111,133        144,816         44,751          8,956         58,092
                                                ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                    110,169        169,432         53,677          9,035         70,498

NET ASSETS AT BEGINNING OF PERIOD                          -              -              -              -              -
                                                ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                     $    110,169   $    169,432   $     53,677   $      9,035   $     70,498
                                                ============   ============   ============   ============   ============



      See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------


                                                             Van Kampen Life Investment Trust Sub-Accounts
                                                ---------------------------------------------------------------------

                                                 For the Period Beginning June 28, 1999 and Ended December 31, 1999
                                                ---------------------------------------------------------------------

                                                                     Domestic           Emerging            Money
                                                  Comstock            Income             Growth             Market
                                                ------------       ------------       ------------       ------------
FROM OPERATIONS
Net investment income (loss)                    $        612       $        (68)      $       (195)      $        460
Net realized gains (losses)                                -               (120)               115                  -
Change in unrealized gains (losses)                     (198)              (143)            33,971                  -
                                                ------------       ------------       ------------       ------------

Change in net assets resulting from operations           414               (331)            33,891                460
                                                ------------       ------------       ------------       ------------
FROM CAPITAL TRANSACTIONS
Deposits                                              58,604             21,336             95,652             74,500
Benefit payments                                           -                  -                  -                  -
Payments on termination                                 (271)              (270)              (284)              (875)
Contract maintenance charges                              (5)                (2)               (11)                (6)
Transfers among the sub-accounts
    and with the Fixed Account - net                     328                455                473                  6
                                                ------------       ------------       ------------       ------------
Change in net assets resulting
  from capital transactions                           58,656             21,519             95,830             73,625
                                                ------------       ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS                     59,070             21,188            129,721             74,085

NET ASSETS AT BEGINNING OF PERIOD                          -                  -                  -                  -
                                                ------------       ------------       ------------       ------------
NET ASSETS AT END OF PERIOD                     $     59,070       $     21,188       $    129,721       $     74,085
                                                ============       ============       ============       ============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------



                                                                             LSA Variable Series Trust
                                               ------------------------------------------------------------------------------------


                                                        For the Period Beginning October 1, 1999 and Ended December 31, 1999
                                               ------------------------------------------------------------------------------------

                                                                                                                        Emerging
                                                 Focused        Growth      Disciplined      Value                  Growth Domestic
                                                  Equity        Equity        Equity        Equity       Balanced       Equity
                                               ------------  ------------  -------------  -----------  -----------  ---------------
FROM OPERATIONS
Net investment income (loss)                   $          -  $      4,723  $      43,127  $     8,000  $    29,750  $             -
Net realized gains (losses)                               -             -              -            -            -                -
Change in unrealized gains (losses)               1,035,000     1,035,031      1,130,077      370,030      140,058        3,745,000
                                               ------------  ------------  -------------  -----------  -----------  ---------------

Change in net assets resulting from operations    1,035,000     1,039,754      1,173,204      378,030      169,808        3,745,000
                                               ------------  ------------  -------------  -----------  -----------  ---------------
FROM CAPITAL TRANSACTIONS
Deposits                                          5,000,000     5,000,000     10,000,000    5,000,000    5,000,000        5,000,000
Benefit payments                                          -             -              -            -            -                -
Payments on termination                                   -             -              -            -            -                -
Contract maintenance charges                              -             -              -            -            -                -
Transfers among the sub-accounts
     and with the Fixed Account - net                     -             -              -            -            -                -
                                               ------------  ------------  -------------  -----------  -----------  ---------------
Change in net assets resulting
  from capital transactions                       5,000,000     5,000,000     10,000,000    5,000,000    5,000,000        5,000,000
                                               ------------  ------------  -------------  -----------  -----------  ---------------
INCREASE (DECREASE) IN NET ASSETS                 6,035,000     6,039,754     11,173,204    5,378,030    5,169,808        8,745,000

NET ASSETS AT BEGINNING OF PERIOD                         -             -              -            -            -                -
                                               ------------  ------------  -------------  -----------  -----------  ---------------
NET ASSETS AT END OF PERIOD                    $  6,035,000  $  6,039,754  $  11,173,204  $ 5,378,030  $ 5,169,808  $     8,745,000
                                               ============  ============  =============  ===========  ===========  ===============

      See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

      Allstate Financial Advisors Separate Account I (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate"). The assets of the Account are legally segregated from those of Allstate. Allstate is wholly owned by Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

      Allstate issues SelectDirections variable annuity contracts, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Allstate contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

        AIM VARIABLE INSURANCE FUNDS                      MFS VARIABLE INSURANCE TRUST
            Capital Appreciation                               Bond
            Diversified Income                                 Growth with Income
            Growth and Income                                  High Income
            International Equity                               New Discovery
            Value                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
        FIDELITY VARIABLE INSURANCE PRODUCTS FUND              Bond
             Growth                                            Capital Appreciation
             High Income                                       Global Securities
             Overseas                                          High Income
        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II           Small Cap Growth
             Contrafund                                    VAN KAMPEN LIFE INVESTMENT TRUST
             Index 500                                         Comstock
             Investment Grade Bond                             Domestic Income
                                                               Emerging Growth
                                                               Money Market

      Allstate provides insurance and administrative services to the contractholders for a fee. Allstate also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

      On September 30, 1999, Allstate made an initial investment of $35 million in the LSA Variable Series Trust ("Trust") to establish and enhance the diversification of the funds within the Trust. The Trust is managed by LSA Asset Management, LLC (the "Manager"), a wholly-owned subsidiary of Allstate pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets ranging from 0.75% to 1.05%. Since Allstate did not purchase a variable annuity contract, the expenses described in Note 3 are not deducted from Allstate's investment in the Trust.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Allstate. Allstate is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    EXPENSES

      ADMINISTRATIVE EXPENSE CHARGE - Allstate deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account.

      CONTRACT MAINTENANCE CHARGE - Allstate deducts an annual maintenance charge of $35 on each contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met.

      MORTALITY AND EXPENSE RISK CHARGE - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.15% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Allstate guarantees that the amount of this charge will not increase over the life of the contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

4. UNITS ISSUED AND REDEEMED

      (Units in whole amounts)

                                                                                     SelectDirections

                                                                                Unit activity during 1999:
                                                   -------------------------------------------------------------------------------
                                                                                                                   Accumulation
                                                    Units Outstanding    Units     Units     Units Outstanding      Unit Value
                                                    December 31, 1998   Issued    Redeemed   December 31, 1999   December 31, 1999
                                                   -------------------  ------   ----------  -----------------  ------------------
Investments in AIM Variable Insurance
Funds Sub-Accounts:
     Capital Appreciation                                          -    10,876         (1)              10,875   $        13.96
     Diversified Income                                            -     8,908        (58)               8,850            10.01
     Growth and Income                                             -     5,473          -                5,473            12.38
     International Equity                                          -     4,325        (24)               4,301            14.85
     Value                                                         -     4,798          -                4,798            11.94

Investment in the Fidelity Variable Insurance
Products Fund Sub-Accounts:
     Growth                                                        -    10,590         (1)              10,589            12.42
     High Income                                                   -     2,303        (31)               2,272            10.16
     Overseas                                                      -    11,628         (1)              11,627            13.02

Investment in the Fidelity Variable Insurance
Products Fund II Sub-Accounts:
     Contrafund                                                    -    13,194         (1)              13,193            11.53
     Index 500                                                     -    10,366         (1)              10,365            11.17
     Investment Grade Bond                                         -     3,112        (30)               3,082            10.07

Investments in MFS Variable Insurance
Trust Sub-Accounts:
     Bond                                                          -    10,345        (28)              10,317             9.95
     Growth with Income                                            -    11,004        (31)              10,973            10.48
     High Income                                                   -     3,956        (31)               3,925            10.14
     New Discovery                                                 -     5,188          -                5,188            15.52

Investments in the Oppenheimer
Variable Account Sub-Accounts:
     Bond                                                          -    11,054        (58)              10,996            10.02
     Capital Appreciation                                          -    13,149         (1)              13,148            12.89
     Global Securities                                             -     3,793          -                3,793            14.15
     High Income                                                   -       898          -                  898            10.06
     Small Cap Growth                                              -     4,350          -                4,350            15.82

Investments in Van Kampen Life Investment
Trust Sub-Accounts:
     Comstock                                                      -     6,106        (28)               6,078             9.72
     Domestic Income                                               -     2,130        (27)               2,103            10.07
     Emerging Growth                                               -     7,225        (20)               7,205            17.54
     Money Market                                                  -     7,389        (87)               7,302            10.15


     Units relating to accrued contract maintenance charges are included in units redeemed.

4. UNITS ISSUED AND REDEEMED

      (Units in whole amounts)

                                                                  SelectDirections with Enhanced Death Benefit Rider

                                                                                Unit activity during 1999:
                                                   ------------------------------------------------------------------------------
                                                                                                                  Accumulation
                                                    Units Outstanding    Units     Units    Units Outstanding      Unit Value
                                                    December 31, 1998   Issued    Redeemed  December 31, 1999   December 31, 1999
                                                   -------------------  ------   ---------- -----------------  ------------------
Investments in AIM Variable Insurance
Funds Sub-Accounts:
     Capital Appreciation                                            -     214            -               214  $            13.95
     Diversified Income                                              -       -            -                 -                   -
     Growth and Income                                               -     233            -               233               12.37
     International Equity                                            -       -            -                 -                   -
     Value                                                           -     231            -               231               11.93

Investment in the Fidelity Variable Insurance
Products Fund Sub-Accounts:
     Growth                                                          -     337            -               337               12.41
     High Income                                                     -     237            -               237               10.15
     Overseas                                                        -       -            -                 -                   -

Investment in the Fidelity Variable Insurance
Products Fund II Sub-Accounts:
     Contrafund                                                      -     238            -               238               11.52
     Index 500                                                       -     354            -               354               11.16
     Investment Grade Bond                                           -       -            -                 -                   -

Investments in MFS Variable Insurance Trust
Sub-Accounts:
     Bond                                                            -       -            -                 -                   -
     Growth with Income                                              -     246            -               246               10.47
     High Income                                                     -     234            -               234               10.14
     New Discovery                                                   -     115            -               115               15.51

Investments in the Oppenheimer Variable Account
Sub-Accounts:
     Bond                                                            -       -            -                 -                   -
     Capital Appreciation                                            -       -            -                 -                   -
     Global Securities                                               -       -            -                 -                   -
     High Income                                                     -       -            -                 -                   -
     Small Cap Growth                                                -     107            -               107               15.81

Investments in Van Kampen Life Investment Trust
Sub-Accounts:
     Comstock                                                        -       -            -                 -                   -
     Domestic Income                                                 -       -            -                 -                   -
     Emerging Growth                                                 -     189            -               189               17.53
     Money Market                                                    -       -            -                 -                   -


      Units relating to accrued contract maintenance charges are included in units redeemed.

4. UNITS ISSUED AND REDEEMED

      (Units in whole amounts)

                                                               SelectDirections with Enhanced Death and Income Benefit Rider


                                                                               Unit activity during 1999:
                                                    -----------------------------------------------------------------------------
                                                                                                                  Accumulation
                                                     Units Outstanding    Units     Units    Units Outstanding     Unit Value
                                                     December 31, 1998   Issued    Redeemed  December 31, 1999  December 31, 1999
                                                    -------------------  ------   ---------- -----------------  -----------------
 Investments in AIM Variable Insurance
 Funds Sub-Accounts:
      Capital Appreciation                                           -        -           -                -    $              -
      Diversified Income                                             -        -           -                -                   -
      Growth and Income                                              -        -           -                -                   -
      International Equity                                           -        -           -                -                   -
      Value                                                          -        -           -                -                   -

 Investment in the Fidelity Variable Insurance
 Products Fund Sub-Accounts:
      Growth                                                         -        -           -                -                   -
      High Income                                                    -        -           -                -                   -
      Overseas                                                       -        -           -                -                   -

 Investment in the Fidelity Variable Insurance
 Products Fund II Sub-Accounts:
      Contrafund                                                     -        -           -                -                   -
      Index 500                                                      -      474           -              474               11.15
      Investment Grade Bond                                          -        -           -                -                   -

 Investments in MFS Variable Insurance Trust
 Sub-Accounts:
      Bond                                                           -        -           -                -                   -
      Growth with Income                                             -        -           -                -                   -
      High Income                                                    -        -           -                -                   -
      New Discovery                                                  -        -           -                -                   -

 Investments in the Oppenheimer Variable
 Account Sub-Accounts:
      Bond                                                           -        -           -                -                   -
      Capital Appreciation                                           -        -           -                -                   -
      Global Securities                                              -        -           -                -                   -
      High Income                                                    -        -           -                -                   -
      Small Cap Growth                                               -        -           -                -                   -

 Investments in Van Kampen Life Investment
 Trust Sub-Accounts:
      Comstock                                                       -        -           -                -                   -
      Domestic Income                                                -        -           -                -                   -
      Emerging Growth                                                -        -           -                -                   -
      Money Market                                                   -        -           -                -                   -

      Units relating to accrued contract maintenance charges are included in units redeemed.